                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement            [ ]     Confidential, for Use of the Commission only
[X]     Definitive Proxy Statement                     (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Rule
        14a-11(c) or Rule 14a-12

                         FLEXTRONICS INTERNATIONAL LTD.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)     Title of each class of securities to which transaction applies:

               -----------------------------------------------------------------

        2)     Aggregate number of securities to which transaction applies:

               -----------------------------------------------------------------

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               -----------------------------------------------------------------

        4)     Proposed maximum aggregate value of transaction:

               -----------------------------------------------------------------

        5)     Total fee paid:

               -----------------------------------------------------------------

[ ]     Fee paid previously with preliminary materials.


[ ] Check box if any part of the fee is offset as provided by exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount Previously Paid:

               -----------------------------------------------------------------

        2)     Form, Schedule or Registration Statement No.:

               -----------------------------------------------------------------

        3)     Filing Party:

               -----------------------------------------------------------------

        4)     Date Filed:

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

                              [FLEXITRONICS LOGO]

                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 21, 2000

To our shareholders:

     You are cordially invited to attend and NOTICE IS HEREBY GIVEN of the Annual General Meeting of FLEXTRONICS INTERNATIONAL LTD. which will be held at our principal offices located at 2090 Fortune Drive, San Jose, California, United States of America, at 9:00 a.m., California time, on September 21, 2000 for the following purposes:

                              AS ORDINARY BUSINESS

1. To re-elect the following Directors, who will retire pursuant to Article 95 of our Articles of Association, to the Board of Directors:

   (a) Michael J. Moritz

   (b) Patrick Foley

2. To receive and adopt our Audited Accounts for the fiscal year ended March 31, 2000 together with the Reports of the Directors and Auditors thereon.

3. To consider and vote upon a proposal to appoint Arthur Andersen as our independent auditors for the fiscal year ending March 31, 2001, and to authorize the Directors to fix their remuneration.

                              AS SPECIAL BUSINESS

4. To pass the following resolution as an Ordinary Resolution:

   RESOLVED THAT our authorized share capital be increased from S$2,500,000 divided into 250,000,000 Ordinary Shares of S$0.01 each to S$15,000,000 divided into 1,500,000,000 Ordinary Shares of S$0.01 each, by the creation of 1,250,000,000 new Ordinary Shares of S$0.01 each.

5. To pass the following resolution as an Ordinary Resolution:

   RESOLVED THAT approval be and is hereby given for our 1993 Share Option Plan, which we refer to as the 1993 Plan, to be amended to:

   (a) increase the maximum number of Ordinary Shares authorized for issuance under the 1993 Plan from 20,400,000 Ordinary Shares to 25,400,000 Ordinary Shares and that an additional 5,000,000 Ordinary Shares be reserved for issuance under the 1993 Plan, and that such Ordinary Shares, when issued and paid for in accordance with the terms of the 1993 Plan, shall be validly issued, fully paid and nonassessable Ordinary Shares in our capital;

   (b) eliminate the provision that provides for the adjustment of the number of securities underlying the automatic option grants to individuals who first become non-employee directors or to continuing directors under the Automatic Option Grant Program under the 1993 Plan in the event of certain stock splits, recapitalizations or other changes affecting our outstanding Ordinary Shares and to amend the provisions relating to the Automatic Option Grant Program to provide that individuals who first become non-employee directors shall automatically receive an option to subscribe for 15,000 Ordinary Shares and eligible continuing directors shall automatically annually receive an option to subscribe for 3,000 Ordinary Shares rather than the 60,000 ordinary shares and 12,000 ordinary shares, respectively, currently provided for under the 1993 Plan;



   (c) in order to conform to recent changes in Singapore law, amend the provisions relating to the term of options to provide that the term of options granted under the 1993 Plan is ten years, rather than the five year term currently provided for under the 1993 Plan, except that the term of options granted to persons who are not our employees or those of our related corporations will not exceed five years; and


   (d) add a provision that prohibits the repricing, replacement or regranting of any previously granted share option, through cancellation or by lowering the exercise price of such share option, unless our shareholders first approve such repricing, replacement or regranting.

6. To pass the following resolution as an Ordinary Resolution:

   RESOLVED THAT approval be and is hereby given for our 1997 Employee Share Purchase Plan, which we refer to as the Share Purchase Plan, to be amended to increase the maximum number of Ordinary Shares authorized for issuance under the Share Purchase Plan from 800,000 Ordinary Shares to 1,200,000 Ordinary Shares and that an additional 400,000 Ordinary Shares be reserved for issuance under the Share Purchase Plan, and that such Ordinary Shares, when issued and paid for in accordance with the terms of the Share Purchase Plan, shall be validly issued, fully paid and nonassessable Ordinary Shares in our capital.

7. To pass the following resolution as an Ordinary Resolution:


   RESOLVED THAT pursuant to the provisions of Section 161 of the Companies Act, Cap. 50, and notwithstanding the provisions of Article 46 of our Articles of Association but subject otherwise to the provisions of that Act and our Articles of Association, the Board of Directors be and are hereby authorized to allot and issue Ordinary Shares in our capital and/or to make or grant offers, agreements or options in respect of our Ordinary Shares, whether such offers, agreements or options would or might require our Ordinary Shares to be issued after the expiration of this authority or otherwise, to and/or with such persons on such terms and conditions and with such rights or restrictions as they may think fit to impose and as are set forth in our Articles of Association aforesaid and that such authority shall continue in force until the conclusion of our next Annual General Meeting or the expiration of the period within which our next Annual General Meeting is required by law to be held, whichever is the earlier.


8. To pass the following resolution as an Ordinary Resolution:

   RESOLVED THAT:


   (a) at the sole discretion of our Board of Directors at any time after the date of this Meeting, but on or before 5:00 p.m., California time, August 31, 2001, a sum of up to S$2,002,880.06 and, in the event that any new shares are allotted and issued by us after the close of business on July 26, 2000, which we refer to as the Record Date, but on or before 5:00 p.m., California time, August 31, 2001, an additional amount of S$0.01 for each new share so allotted and issued, standing to the credit of our Share Premium Account as at March 31, 2000, which we refer to as the First Capital Sum, be capitalized and distributed amongst the persons who, on a date specified by our Board of Directors after the date of this Meeting, but no later than 5:00 p.m., California time, August 31, 2001, are the registered holders, whom we refer to as the First Registered Shareholders, of existing Ordinary Shares of S$0.01 each in our capital, on the footing that the First Registered Shareholders become entitled to such sum as capital in terms of Article 133 of our Articles of Association. The whole of the First Capital Sum shall be applied in payment in full of the aggregate par value of up to 200,288,006 new Ordinary Shares of S$0.01 each in our capital and, in the event that any new shares are allotted and issued by us after the Record Date but on or before 5:00 p.m., California time, August 31, 2001, an additional one new Ordinary Share of S$0.01 each in our capital for each new share so allotted and issued, which shares together we refer to as the First Bonus Shares. The First Bonus Shares will rank in all respects pari passu with our existing Ordinary Shares;



   (b) at the sole discretion of our Board of Directors at any time after the date of allotment and issue of the First Bonus Shares, which we refer to as the First Bonus Issue Date, but on or before 5:00 p.m., California time, August 31, 2001, a sum of up to twice the amount of the First Capital Sum and, in the event that any new shares are allotted and issued by us after the record date in relation to the First Bonus Issue Date, but on or before 5:00 p.m., California time, August 31, 2001, an additional amount of S$0.01 for each new share so allotted and issued, standing to the credit of our Share Premium Account as at March 31, 2000, which we refer to as the Second Capital Sum, be capitalized and distributed amongst the persons who, on the date specified by the Board of Directors after the First Bonus Issue Date, but on or before 5:00 p.m., California time, August 31, 2001, are the registered holders, whom we refer to as the Second Registered Shareholders, of existing Ordinary Shares of S$0.01 each in our capital, on the footing that the Second Registered Shareholders become entitled to such sum as capital in terms of Article 133 of our Articles of Association. The whole of the Second Capital Sum shall be applied in payment in full of the aggregate par value of up to twice the number of the First Bonus Shares and, in the event that any shares are allotted and issued by us after the record date in relation to the First Bonus Issue Date, but on or before 5:00 p.m., California time, August 31, 2001, an additional one new Ordinary Share of S$0.01 each in our capital for each new share so allotted and issued, which together we refer to as the Second Bonus Shares. The Second Bonus Shares will rank in all respects pari passu with the existing Ordinary Shares;



   (c) accordingly, the Directors be and are hereby granted the authority to allot and issue, at their sole discretion:



        (i) after the date of this Meeting, but on or before 5:00 p.m., California time, August 31, 2001, the First Bonus Shares credited as fully paid to the First Registered Shareholders, as nearly as practicable, in the proportion of one First Bonus Share for every one existing Ordinary Share then held by the First Registered Shareholders, fractions being disregarded; and



       (ii) after the First Bonus Issue Date, but on or before 5:00 p.m., California time, August 31, 2001, the Second Bonus Shares credited as fully paid to the Second Registered Shareholders, as nearly as practicable, in the proportion of one Second Bonus Share for every one existing Ordinary Share then held by the Second Registered Shareholders, fractions being disregarded;


   (d) the First Bonus Shares and the Second Bonus Shares, if and when allotted and issued, shall be treated for all purposes as an increase in the nominal amount of our issued capital and not as income;


   (e) the aggregate number of First Bonus Shares or, as the case may be, Second Bonus Shares, representing fractional interests be disposed of by the Directors in such manner as they may deem fit to be in our interests; and


   (f) the Directors be and are hereby authorized to take such steps and exercise such discretion as they may deem fit in connection with the matters referred to in this resolution.


                              AS ORDINARY BUSINESS



9. To transact any other business as may properly be transacted at any Annual General Meeting.

     The Board of Directors has fixed the close of business on July 26, 2000 as the record date for determining those shareholders who will be entitled to receive copies of this Notice and accompanying Proxy Statement. However, shareholders of record on September 21, 2000 will be entitled to vote at the Annual General Meeting.



     A shareholder (member) entitled to attend and vote at the Annual General Meeting is entitled to appoint a proxy to attend and vote on his or her behalf. A proxy need not also be a shareholder (member). Representation of at least
33 1/3% of all outstanding Ordinary Shares of Flextronics International Ltd. is required to constitute a quorum. Accordingly, it is important that your shares be represented at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. An instrument appointing a proxy must be left at our registered office located at 36, Robinson Road, #18-01, City House, Singapore 068877 or at EquiServe L.P., P.O. Box 8040, Boston, MA 02266-8040, United States of America not less than 48 hours before the time appointed for holding the meeting. Your proxy may be revoked at any time prior to the time it is voted.


                                          By Order of the Board of Directors,


                                          Yap Lune Teng

                                          Joint Secretary

Singapore

August 23, 2000


    SHAREHOLDERS SHOULD READ THIS ENTIRE PROXY STATEMENT CAREFULLY PRIOR TO
                            RETURNING THEIR PROXIES.

                               TABLE OF CONTENTS


                                                                PAGE
                                                                ----
Proxy Statement for the 2000 Annual Meeting of Shareholders:
  Proposal No. 1 -- Re-election of Directors................      2
     Executive Officers.....................................      4
     Executive Compensation.................................      6
       Summary Compensation Table...........................      6
       Option Grants in Fiscal 2000.........................      7
       Aggregated Option Exercises in Fiscal 2000 and Option
        Values at March 31, 2000............................      7
       Employment Agreements with Executive Officers........      8
       Compensation Committee Interlocks and Insider
        Participation.......................................      8
     Compensation Committee Report on Executive
      Compensation..........................................      9
     Performance Graph......................................     11
     Section 16(a) Beneficial Ownership Reporting
      Compliance............................................     12
     Security Ownership of Certain Beneficial Owners and
      Management............................................     13
     Certain Relationships and Related Transactions.........     15
  Proposal No. 2 -- Receive and Adopt Audited Accounts......     16
  Proposal No. 3 -- Ratification of Selection of Independent
     Auditors...............................................     16
  Proposal No. 4 -- Increase in Authorized Share Capital and
     Creation of New Shares.................................     16
  Proposal No. 5 -- Amendment to 1993 Share Option Plan.....     17
  Proposal No. 6 -- Amendment to 1997 Employee Share
     Purchase Plan..........................................     22
  Proposal No. 7 -- Authorization of Board of Grant Shares
     and Options............................................     26
  Proposal No. 8 -- Authorization of Distribution of Bonus
     Shares.................................................     26
  Shareholder Proposals for the 2001 Annual Meeting of
     Shareholders...........................................     28
  Other Matters.............................................     28
Financial Statements........................................    S-1

                                PROXY STATEMENT
                                      FOR
                     ANNUAL GENERAL MEETING OF SHAREHOLDERS
                                       OF

                         FLEXTRONICS INTERNATIONAL LTD.

                        TO BE HELD ON SEPTEMBER 21, 2000


     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Flextronics International Ltd. of proxies to be voted at the Annual General Meeting, which will be held at 9:00 a.m. California time on September 21, 2000 at our principal offices located at 2090 Fortune Drive, San Jose, California in the United States of America, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual General Meeting. This Proxy Statement and the included proxy card were first mailed to shareholders of record on or about August 28, 2000. The entire cost of soliciting proxies will be borne by us. We have retained Corporate Investors Communications, an independent proxy solicitation firm, to assist in soliciting proxies at an estimated fee of $7,000 plus reimbursement of reasonable expenses.


                   VOTING RIGHTS AND SOLICITATION OF PROXIES


     The close of business on July 26, 2000 was the record date for shareholders entitled to notice of the Annual General Meeting. As of that date, we had 200,288,006 Ordinary Shares, S$0.01 par value per share, issued and outstanding. All of the Ordinary Shares issued and outstanding on September 21, 2000 are entitled to vote at the Annual General Meeting, and shareholders of record on September 21, 2000 entitled to vote at the meeting will on a poll have one vote for each Ordinary Share so held on the matters to be voted upon.



     Ordinary Shares represented by proxies in the accompanying form which are properly executed and returned to us will be voted at the Annual General Meeting in accordance with the shareholders' instructions contained therein. The affirmative vote by a show of hands of a simple majority of the shareholders present and voting at the Annual General Meeting, or if a poll is demanded by the chair or by any 10% or greater shareholder, a simple majority of the shares voting at the Annual General Meeting, is required to re-elect the Directors nominated pursuant to Proposal No. 1, to approve Proposal Nos. 2 and 3, and to approve the ordinary resolutions in Proposal Nos. 4, 7 and 8. The affirmative vote of a majority of the shares voting at the Annual General Meeting is required to approve Proposal Nos. 5 and 6. Abstentions and broker non-votes are each included in the determination of the number of shares present for quorum purposes. Neither abstentions nor broker non-votes are counted in tabulations of the votes cast on proposals presented to shareholders.



     In the absence of contrary instructions, shares represented by proxies will be voted FOR Proposal Nos. 1, 2, 3, 4, 5, 6, 7 and 8. Management does not know of any matters to be presented at this Annual General Meeting other than those set forth in this Proxy Statement and in the Notice accompanying this Proxy Statement. If other matters should properly come before the meeting, the proxy holders will vote on such matters in accordance with their best judgment. Any shareholder of record has the right to revoke his or her proxy at any time prior to voting at the Annual General Meeting by submitting a subsequently dated proxy or by attending the meeting and voting in person. To be effective, a proxy must be deposited at our registered office located at 36 Robinson Road #18-01, City House, Singapore 068877 or at EquiServe L.P., P.O. Box 8040, Boston, MA 02266-8040, United States of America, at least 48 hours before the time set for the Annual General Meeting.


     We have prepared, in accordance with Singapore law, Singapore dollar financial statements to be distributed as part of this Proxy Statement. Except as otherwise stated herein, all monetary amounts in this Proxy Statement have been presented in U.S. dollars.

                                PROPOSAL NO. 1:

                            RE-ELECTION OF DIRECTORS


     At each Annual General Meeting, at least one-third of the Directors, or, if their number is not a multiple of three, then the number nearest to but not less than one-third of the Directors, are required to retire from office. The Directors required to retire in each year are those who have been in office longest since their last re-election or appointment. As between persons who became or were last re-elected Directors on the same day, those required to retire are (unless they otherwise agree among themselves) determined by lot. Retiring Directors are eligible for re-election. Messrs. Moritz, Foley and Hui, are the three members of the Board of Directors who will retire by rotation in the manner stated above. Messrs. Moritz and Foley have been nominated to stand for re-election at the 2000 Annual General Meeting; however, Hui Shing Leong will not be standing for re-election at the 2000 Annual General Meeting. The proxy holders intend to vote all proxies received by them in the accompanying form for the nominees for Directors listed below. In the event any nominee is unable or declines to serve as a Director at the time of the Annual General Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors, in accordance with Article 100 of our Articles of Association, to fill the vacancy. In the event that additional persons are nominated for election as Directors, in accordance with Article 100 of our Articles of Association, the proxy holders intend to vote all proxies received by them for the nominees listed below. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a Director.


NOMINEES TO BOARD OF DIRECTORS


     Michael J. Moritz (age 45) -- Mr. Moritz has served as a member of our Board of Directors since July 1993. Mr. Moritz has been a General Partner of Sequoia Capital, a venture capital firm, since 1988. Mr. Moritz also serves as a director of Yahoo!, Inc., Neomagic, Etoys, Webvan, Saba Software, Agile Software, PlanetRx.com and several privately-held companies.



     Patrick Foley (age 68) -- Mr. Foley has been a member of our Board of Directors since October 1997. Until January 2000, Mr. Foley served in various positions with DHL Corporation, Inc. and its major subsidiary, DHL Airways, Inc., a global document, package and airfreight delivery company, most recently as Chairman, President and Chief Executive Officer. He joined DHL in September 1988 with more than thirty years experience in the hotel and airline industries. Mr. Foley serves as a director of Continental Airlines, Inc., Del Monte Corporation, DHL International, Foundation Health Systems, Inc. and Glenborough Realty Trust, Inc.


DIRECTORS NOT STANDING FOR RE-ELECTION

     Michael E. Marks (age 49) -- Mr. Marks has been our Chief Executive Officer since January 1994 and our Chairman of the Board since July 1993. He has been a member of our Board of Directors since December 1991. From November 1990 to December 1993, Mr. Marks was President and Chief Executive Officer of Metcal, Inc., a precision heating instrument company. Mr. Marks received a B.A. and M.A. from Oberlin College and an M.B.A. from the Harvard Business School.

     Tsui Sung Lam (age 50) -- Mr. Tsui has been a member of our Board of Directors since 1991. Mr. Tsui served as our President, Asia-Pacific from April 1997 to June 1999. From January 1994 to April 1997, he served as our President and Chief Operating Officer. From June 1990 to December 1993, he was our Managing Director and Chief Executive Officer. From 1982 to June 1990, Mr. Tsui served in various positions for Flextronics, Inc., our predecessor, including Vice President of Asian Operations. Mr. Tsui received Diplomas in Production Engineering and Management Studies from Hong Kong Polytechnic, and a Certificate in Industrial Engineering from Hong Kong University.

     Chuen Fah Alain Ahkong (age 52) -- Mr. Ahkong has served as a member of our Board of Directors since October 1997. Mr. Ahkong is a founder of Pioneer Management Services Pte. Ltd., a Singapore-based consultancy firm, and has been the Managing Director of Pioneer since 1990. Pioneer provides advice to us, and other multinational corporations, on matters related to international taxation.

     Richard L. Sharp (age 53) -- Mr. Sharp has served as a member of our Board of Directors since July 1993. He has been the Chief Executive Officer of Circuit City Stores, Inc. since 1986 and Chairman of the Board since 1994. He also served as President from June 1984 to March 1997. He has been a director of Circuit City Stores, Inc. since 1983. Mr. Sharp also serves as a director of Fort James Corporation.

RETIRING DIRECTOR

     Hui Shing Leong (age 41) -- Mr. Hui has served as a member of our Board of Directors since October 1997. Since 1996, he has been Managing Director of CS Hui Holdings in Malaysia. Between 1984 and 1994, he was Managing Director of Samda Plastics Industries Ltd., a plastic injection molding company in Malaysia. Since 1994, Mr. Hui has been a committee member of the Penang, Malaysia Industrial Council, Vice-Chairman of the SMI Center in Malaysia, and Chairman of the Sub-Committee Plastics Technology Training Center in Malaysia. Since 1990, he has been President of the North Malaysian Small and Medium Enterprises Association.

VOTE REQUIRED

     The affirmative vote of a simple majority of the votes cast at the Annual General Meeting is required to re-elect Messrs. Moritz and Foley. Abstentions and broker non-votes are each included in the determination of the number of shares present for quorum purposes. Neither abstentions or broker non-votes are counted in the tabulation of the votes cast on the re-election of Messrs. Moritz and Foley.

               THE BOARD RECOMMENDS A VOTE "FOR" THE RE-ELECTION
   OF MESSRS. MICHAEL J. MORITZ AND PATRICK FOLEY TO THE BOARD OF DIRECTORS.

BOARD AND COMMITTEE MEETINGS

     Our Board of Directors held a total of 21 administrative meetings and 3 regularly scheduled meetings during fiscal 2000. During the period for which each current director was a director or a committee member, all directors attended at least 75% of the aggregate of (a) the total number of meetings of the Board and (b) the total number of meetings held by all committees of the Board on which he served.

     The Board of Directors has an Audit Committee, a Compensation Committee, and a Finance Committee. The Board of Directors does not have a nominating committee or a committee performing the functions of a nominating committee.

     The Audit Committee is currently composed of Messrs. Ahkong, Foley and Moritz. The Audit Committee is charged with reviewing our annual audit and meeting with our independent accountants to review our internal controls and financial management practices. The Audit Committee held 3 meetings in fiscal 2000.

     The Compensation Committee is currently composed of Messrs. Sharp and Moritz. The Compensation Committee recommends to the Board of Directors compensation for our key employees and administers the employee share option plans. The Compensation Committee held 3 meetings in fiscal 2000.

     The Finance Committee is currently composed of Messrs. Marks and Tsui. The Finance Committee reviews and approves the various financial matters that are not reserved to the Board of Directors. The Finance Committee held 24 meetings in fiscal 2000.

DIRECTOR COMPENSATION

     Each individual who first becomes a non-employee Board member is granted a stock option to subscribe for 60,000 Ordinary Shares. After this initial grant, on the date of each Annual General Meeting, each individual who is at that time serving as a non-employee director receives a stock option to subscribe for 12,000 Ordinary Shares, all pursuant to the automatic option grant provisions of our 1993 Share Option Plan.

Pursuant to this program, Messrs. Ahkong, Moritz, Sharp, Foley and Hui each received option grants for 12,000 Ordinary Shares in fiscal 2000. If Proposal No. 5 is approved by our shareholders, following the effective date of the amendment to the 1993 Plan, the initial grant to non-employee directors will be a stock option to subscribe for 15,000 Ordinary Shares and subsequent grants will be stock options to subscribe for 3,000 Ordinary Shares.


     In addition, all directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with meetings of the Board of Directors. No non-employee Director receives any cash compensation for services rendered as a director. No director who is our employee receives compensation for services rendered as a director.

                               EXECUTIVE OFFICERS

     The following sets forth certain information with regard to our executive officers.

             NAME                AGE                         POSITION
             ----                ---                         --------
Michael E. Marks...............  49    Chairman of the Board and Chief Executive Officer
Robert R.B. Dykes..............  51    President, Systems Group and Chief Financial Officer
Ronny Nilsson..................  51    President, Western European Operations
Michael McNamara...............  43    President, Americas Operations
Ash Bhardwaj...................  36    President, Asia Pacific Operations
Humphrey Porter................  52    President, Central/Eastern European Operations
Steven C. Schlepp..............  44    President, Multek
Ronald R. Snyder...............  43    President, Flextronics Semiconductor
Thomas J. Smach................  40    Vice President of Finance

     Michael E. Marks -- Mr. Marks has been our Chief Executive Officer since January 1994 and has been Chairman of the Board since July 1993. He has been a member of our Board of Directors since December 1991. From November 1990 to December 1993, Mr. Marks was President and Chief Executive Officer of Metcal, Inc., a precision heating instrument company. Mr. Marks received a B.A. and M.A. from Oberlin College and an M.B.A. from the Harvard Business School.


     Robert R. B. Dykes -- Mr. Dykes has served as our Chief Financial Officer since February 1997 and has served as our President, Systems Group since April 1999. He served as our Senior Vice President of Finance and Administration from February 1997 to April 1999 and as a member of our Board of Directors from January 1994 until September 1997. From 1988 to February 1997, Mr. Dykes served as Executive Vice President, Worldwide Operations and Chief Financial Officer of Symantec Corporation, an application and system software products company. Mr. Dykes is on the board of directors of Symantec Corporation. Mr. Dykes received a Bachelor of Commerce and Administration degree from Victoria University in Wellington, New Zealand.


     Ronny Nilsson -- Mr. Nilsson has served as our President, Western European Operations since April 1997. From May 1995 to April 1997, he was Vice President and General Manager, Supply & Distribution and Vice President, Procurement, of Ericsson Business Networks where he was responsible for facilities in Sweden, Austria, China, the Netherlands, Mexico and Australia. From January 1991 to May 1995, he was Director of Production at the EVOX+RIFA Group, a manufacturer of components, and Vice President of RIFA AB where he was responsible for factories in Sweden, Finland, Singapore and Indonesia. Mr. Nilsson received a certificate in Mechanical Engineering from the Lars Kagg School in Kalmar, Sweden and certificates from the Swedish Management Institute and the Ericsson Management Program.


     Michael McNamara -- Mr. McNamara has served as our President of Americas Operations since April 1994. From May 1993 to March 1994, he was President and Chief Executive Officer of Relevant Industries, Inc., which we acquired in March 1994. From May 1992 to May 1993, he was Vice President, Manufacturing Operations at Anthem Electronics, an electronics distributor. From April 1987 to May 1992, he was a

Principal of Pittiglo, Rabin, Todd & McGrath, an operations consulting firm. Mr. McNamara received a B.S. from the University of Cincinnati and an M.B.A. from Santa Clara University.


     Ash Bhardwaj -- Mr. Bhardwaj joined Flextronics in 1988 and has served as our President, Asia Pacific Operations since April 1999. Previously, he served as our Vice President for the China region from April 1997 to March 1999, with responsibility for all of our operations in China. Prior to that, Mr. Bhardwaj oversaw the implementation of our manufacturing operation in Xixiang, People's Republic of China and was general manager for our plant in Shekou, China. Mr. Bhardwaj has a degree in electrical engineering from Thapar Institute of Engineering and Technology in India and earned an MBA from the Southeastern Louisiana University, Hammond, LA.



     Humphrey Porter -- Mr. Porter has served as our President of Central and Eastern European Operations since October 1997. From July 1994 to October 1997, he was President and Chief Executive Officer of Neutronics Electronics Industries Holding, AG, which was acquired by us in October 1997. Prior to joining Neutronics, Mr. Porter worked for over 27 years for the Philips organization. Between 1989 and 1994, he was Industrial Director for Philips Audio Austria and between 1984 and 1989, he was Managing Director of the Philips Audio factory in Penang, Malaysia. Prior to that, Mr. Porter held various management and technical staff positions in Hong Kong, Holland, the United States and the U.K.. Mr. Porter has a B.Sc. degree in production engineering from Trent University in Nottingham, England.


     Steven C. Schlepp -- Mr. Schlepp has served as our President, Multek since April 2000 following our acquisition of The DII Group, Inc., which we refer to in this section as DII. From June 1996 to April 2000, Mr. Schlepp served as Senior Vice President of DII and President of Multilayer Technology, Inc. From January 1991 until June 1996, Mr. Schlepp served as President of Toppan West Incorporated, a wholly owned subsidiary of Toppan Printing Ltd.

     Ronald R. Snyder -- Mr. Snyder has served as our President, Flextronics Semiconductor since April 2000 following our acquisition of DII. From May 1998 to April 2000, Mr. Snyder served as Senior Vice President of DII and President of DII Semiconductor. From March 1994 until May 1998, Mr. Snyder served as Senior Vice President of Sales and Marketing of DII. From March 1993 to March 1994, Mr. Snyder served as President of Dovatron Manufacturing Colorado, a division of Dovatron International, Inc.

     Thomas J. Smach -- Mr. Smach has served as our Vice President, Finance since April 2000 following our acquisition of DII. From August 1997 to April 2000, Mr. Smach served as Senior Vice President, Chief Financial Officer, and Treasurer of DII. From March 1994 to August 1997, Mr. Smach served as Corporate Controller and Vice President of DII. From 1982 to March 1994, Mr. Smach served as a certified public accountant with KPMG LLP.

                             EXECUTIVE COMPENSATION


     The following table sets forth information concerning the compensation paid or accrued by us for services rendered during fiscal 2000, 1999 and 1998 by the Chief Executive Officer and each of our four most highly compensated executive officers whose total salary and bonus for fiscal 2000 exceeded $100,000.


                           SUMMARY COMPENSATION TABLE

                                                                               LONG TERM
                                                                              COMPENSATION
                                                                                 AWARDS
                                           ANNUAL COMPENSATION                ------------
                               -------------------------------------------     SECURITIES
                               FISCAL                         OTHER ANNUAL     UNDERLYING     ALL OTHER
 NAME AND PRINCIPAL POSITION    YEAR     SALARY     BONUS     COMPENSATION      OPTIONS      COMPENSATION
 ---------------------------   ------   --------   --------   ------------    ------------   ------------
Michael E. Marks.............   2000    $450,000   $363,750     $231,525(1)      300,000       $ 8,350(12)
  Chairman and Chief            1999     400,000    339,315        9,617(2)    1,600,000         7,701(13)
  Executive Officer             1998     375,000    168,750      205,167(3)      400,000         8,351(14)
Michael McNamara.............   2000     375,000    201,250        3,867(4)      300,000         4,750(15)
  President,                    1999     325,000    177,416       22,611(2)      892,000         5,000(15)
  Americas Operations           1998     250,000     75,000       14,576(5)      175,864         3,940(15)
Robert R.B. Dykes............   2000     337,500    156,000        4,599(4)      120,000         3,500(15)
  President, Systems Group      1999     300,000    166,008       25,337(2)      220,000         5,000(15)
  and Chief Financial Officer   1998     250,000     75,000       10,675(2)      550,000         3,750(15)
Ronny Nilsson................   2000     317,684    129,563       17,436(6)       80,000        34,884(16)
  President, Western            1999     315,000    148,859       18,096(7)      160,000        43,497(16)
  European Operations           1998     268,681     88,251      564,564(8)      440,000(11)    44,501(16)
Humphrey Porter..............   2000     300,000    195,000       20,000(9)       80,000        36,000(17)
  President, Central/Eastern    1999     250,000    149,000       21,000(10)     440,000        30,000(16)
  European Operations           1998     152,000    104,000       21,000(10)     160,000        18,000(16)

---------------
 (1) Includes a vehicle allowance of $3,868 and forgiveness of $226,517 of principal and accrued interest under a promissory note due to one of our subsidiaries.

 (2) Represents payment for a company vehicle.

 (3) Includes a vehicle allowance of $7,533, forgiveness of $197,634 of principal and accrued interest under a promissory note due to one of our subsidiaries.

 (4) Represents a vehicle allowance.

 (5) Includes a vehicle allowance of $7,200 and forgiveness of $7,376 of accrued interest under a promissory note due to one of our subsidiaries.

 (6) Represents a vehicle allowance of $10,166 and a housing allowance of $7,270.

 (7) Includes a vehicle allowance of $10,404 and an apartment allowance of $7,692.

 (8) Includes payment of $413,505 pursuant to a Services Agreement dated April 30, 1997 between us and Mr. Nilsson and a payment of $132,322 to pay taxes due on the payments to Mr. Nilsson under the Services Agreement. Also includes a vehicle allowance of $10,853 and a housing allowance of $7,884.

 (9) Includes a vehicle allowance of $6,000 and a housing allowance of $8,000.

(10) Includes a vehicle allowance of $7,000 and a housing allowance of $14,000.

(11) Includes 220,000 shares subject to previously-granted options that were repriced in June 1997.

(12) Includes our contributions to our 401(k) plan of $4,750, and life and disability insurance premium payments of $3,600.

(13) Includes our contributions to our 401(k) plan of $5,000, and life and disability insurance premium payments of $2,701.

(14) Includes our contributions to our 401(k) plan of $4,750, and life and disability insurance premium payments of $3,601.

(15) Represents our contributions to our 401(k) plan.

(16) Represents our contributions to a pension retirement fund.

(17) Includes our contributions to a pension retirement fund of $24,000 and life insurance premium payments of $12,000.

OPTION GRANTS IN FISCAL 2000

     The following table sets forth information regarding option grants during fiscal 2000 to our Chief Executive Officer and each of our four other most highly compensated executive officers. All options were granted pursuant to our 1993 Share Option Plan.


     The options shown in the table were granted at fair market value, are incentive stock options (to the extent permitted under the Internal Revenue
Code) and will expire five years from the date of grant, subject to earlier termination upon termination of the optionee's employment. The options become exercisable over a four-year period, with 25% of the shares vesting on the first anniversary of the date of grant and 1/36 of the shares vesting for each full calendar month that an optionee renders services to us thereafter. Each option fully accelerates in the event that, in the 18-month period following certain mergers or acquisitions of us, the optionee's employment with us is terminated or his duties are substantially reduced or changed. Each option includes a limited stock appreciation right pursuant to which the option will automatically be canceled upon the occurrence of certain hostile tender offers, in return for a cash distribution from us based on the tender offer price per share. The exercise price of each option may be paid in cash or through a cashless exercise procedure involving a same-day sale of the purchase shares.


     In accordance with the rules of the Securities and Exchange Commission, the table presents the potential realizable values that would exist for the options at the end of their respective five-year terms. These values are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was granted to the end of the option term. Potential realizable values are computed by:

     - multiplying the number of Ordinary Shares subject to a given option by $70.44 per share, which was the closing price per Ordinary Share as reported on the Nasdaq National Market on March 31, 2000, the last day of trading for fiscal 2000;

     - assuming that the aggregate option exercise price derived from the calculation compounds at the annual 5% or 10% rates should in the table for the entire five year term of the option; and

     - subtracting from that result the aggregate option exercise price.

     The assumed 5% and 10% rates of share price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent our estimate or projection of future Ordinary Share prices.

                                           INDIVIDUAL GRANTS                         POTENTIAL REALIZABLE
                        --------------------------------------------------------    VALUE AT ASSUMED ANNUAL
                        NUMBER OF                                                    RATES OF STOCK PRICE
                        SECURITIES    PERCENT OF TOTAL    EXERCISE                     APPRECIATION FOR
                        UNDERLYING   OPTIONS GRANTED TO     PRICE                         OPTION TERM
                         OPTIONS         EMPLOYEES           PER      EXPIRATION   -------------------------
         NAME            GRANTED       IN FISCAL 2000       SHARE        DATE          5%            10%
         ----           ----------   ------------------   ---------   ----------   -----------   -----------
Michael E. Marks......   300,000             6%            $29.00     09/30/2004   $18,270,382   $25,333,297
Michael McNamara......   300,000             6              29.00     09/30/2004    18,270,382    25,333,297
Robert R.B. Dykes.....   120,000             3              29.00     09/30/2004     7,308,153    10,133,319
Ronny Nilsson.........    80,000             2              29.00     09/30/2004     4,872,102     6,755,546
Humphrey Porter.......    80,000             2              29.00     09/30/2004     4,872,102     6,755,546

AGGREGATED OPTION EXERCISES IN FISCAL 2000 AND OPTION VALUES AT MARCH 31, 2000

     The following table presents information concerning the exercise of options during fiscal 2000 by our Chief Executive Officer and each of our four other most highly compensated executive officers, including the aggregate amount of gains on the date of exercise. The amounts set forth in the column entitled "Value

Realized" represent the fair market value of the Ordinary Shares underlying the option on the date of exercise less the aggregate exercise price of the option.

     In addition, the table includes the number of shares covered by both exercisable and unexercisable stock options as of March 31, 2000. Also reported are values of "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and $70.44 per share, which was the closing price per Ordinary Share as reported on the Nasdaq National Market on March 31, 2000, the last day of trading for fiscal 2000. These values, unlike the amounts set forth in the column entitled "Value Realized," have not been, and may never be, realized.

                                                      NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                        NUMBER OF                    UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS AT
                         SHARES                    OPTIONS AT MARCH 31, 2000          MARCH 31, 2000
                       ACQUIRED ON      VALUE      --------------------------   ---------------------------
        NAME            EXERCISE      REALIZED       VESTED        UNVESTED       VESTED         UNVESTED
        ----           -----------   -----------   -----------    -----------   -----------    ------------
Michael E. Marks.....    575,488     $23,376,199    1,109,512      1,675,000    $78,151,252    $117,982,813
Michael McNamara.....     40,000       1,420,000      551,408        920,456     38,839,801      64,834,620
Robert R.B. Dykes....     12,000         280,876      509,709        432,291     35,902,628      30,449,497
Ronny Nilsson........    250,000      14,046,875      350,000             --     24,653,125              --
Humphrey Porter......    233,000       9,322,750       29,500        417,500      2,077,906      29,407,656

EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

     Mr. Nilsson. In connection with the acquisition of two manufacturing facilities from Ericsson Business Networks AB located in Karlskrona, Sweden, we entered into an Employment and Noncompetition Agreement and a Services Agreement with Mr. Ronny Nilsson, each dated as of April 30, 1997.

     Pursuant to the Employment Agreement, Mr. Nilsson:

     - was appointed as our Senior Vice President, Europe for a four-year period;

     - is entitled to receive an annual salary of $250,000; and

     - is entitled to a bonus of up to 45% of his annual salary upon the successful completion of certain performance criteria.

     Pursuant to the Services Agreement, Mr. Nilsson is to perform management consultation and guidance services to us in consideration for:

     - an aggregate of $775,000 which was paid between March 31, 1997 and April 15, 1998; and

     - the issuance by us to Mr. Nilsson of an interest-free loan in the amount of 400,000 kronor ($415,000 as of April 15, 1997, the date of the issuance of the loan) which was repaid by Mr. Nilsson in two installments of $210,000 on September 15, 1997 and $205,000 on April 15, 1998.

     In connection with Mr. Nilsson's repayment of the interest-free loan, on April 15, 1998 we paid to Mr. Nilsson as compensation an amount equal to the two installments paid by Mr. Nilsson.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the compensation committee of our Board of Directors during fiscal 2000 were Messrs. Sharp and Moritz. None of our officers serve on our compensation committee. No interlocking relationships exist between our Board of Directors or compensation committee and the board of directors or compensation committee of any other company.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, which might incorporate this proxy statement by reference to future filings under those statutes, the following Compensation Committee Report on Executive Compensation will not be incorporated by reference into any of those previous filings; nor will such report be incorporated by reference into any future filings made by us under those statutes.


     The Compensation Committee of the Board of Directors, which we refer to in this section as the Committee, sets the base salary of our executive officers and approves individual bonus programs for executive officers. The Committee took no action with respect to executive compensation in fiscal 2000, other than approving certain year-end bonuses earned in accordance with a bonus plan previously adopted by our Board of Directors and authorizing salary increases and option grants to five executive officers. Option grants to executive officers are made by the Committee, and the Committee has complete discretion in establishing the terms of each such grant. The following is a summary of our policies that affect the compensation paid to executive officers, as reflected in the tables and text set forth elsewhere in this Proxy Statement.


     General Compensation Policy. Our overall policy is to offer our executive officers cash-based and equity-based compensation opportunities based upon their personal performance, our financial performance and their contribution to that performance. One of our primary objectives is to have a significant portion of each officer's compensation contingent upon our performance as well as upon his or her own level of performance. The principal factors taken into account in establishing each executive officer's compensation package are summarized below. Additional factors may be taken into account to a lesser degree, and the relative weight given to each factor varies with each individual in the discretion of the Committee. The Committee may in its discretion apply entirely different factors, such as different measures of financial performance, for future fiscal years.

     Cash-Based Compensation. We set base salary for executive officers on the basis of personal performance and internal and industry comparability considerations. Bonuses are generally paid at the discretion of the Committee. In determining the amount of the bonus to be paid to each executive officer, including the Chief Executive Officer, we first establish a percentage of the officer's base salary as a target bonus. The amount of the actual bonus paid to the officer can be greater or less than this percentage, and depends on our net income, the performance of our operations that are under the officer's supervision and other performance factors, each as compared to budgeted performance for the period. We also have a 401(k) retirement savings plan for U.S. employees to which it can contribute a portion of profits and such contribution is allocated to eligible participants in proportion to their total compensation for the year relative to the total aggregate compensation for all eligible participants. We believe that all employees share the responsibility of achieving profits.

     Long-Term Equity-Based Compensation. The Committee intends to make stock option grants from time to time. Each grant is designed to align the interests of the executive officer with those of the shareholders and provide each individual with a significant incentive to manage the company from the perspective of an owner with an equity stake in the business. Each grant generally allows the officer to acquire our Ordinary Shares at a fixed price per share (the market price on the grant date) over a specified period of time (up to five years and up to ten years if Proposal No. 5 is approved), thus providing a return to the officer only if he or she remains in the our employ and the market price of the shares appreciates over the option term. The size of the option grant to each executive officer generally is set at a level that is intended to create a meaningful opportunity for share ownership based upon the individual's current position with us, but there is also taken into account the individual's potential for future responsibility and promotion over the option term, the individual's personal performance in recent periods and the number of options held by the individual at the time of grant. The relative weight given to these factors varies with each individual in the sole discretion of the Committee.

     CEO Compensation. Mr. Marks' base salary is based on our expectation of his personal performance and comparisons to the base salaries of our other executive officers and in the industry.

     With respect to Mr. Marks' base salary, it is our intent to provide him with a level of stability and certainty each year and not have this particular component of compensation affected to any significant degree by short-term company performance factors. However, in recognition of our rapid growth and corresponding expansion of Mr. Marks' responsibilities, Mr. Marks' base salary was increased from $400,000 in fiscal 1999 to $450,000 in fiscal 2000. In fiscal 2000, the Committee granted Mr. Marks an option to purchase 300,000 Ordinary Shares at an exercise price of $29.00 per share. The Committee based its decision regarding the size of the option grant to Mr. Marks on an analysis of option grants to CEOs in the industry with similar responsibilities. We also provided for the acceleration of all Mr. Marks' unvested options in the event that, following certain mergers or acquisitions by us, Mr. Marks' employment with us is terminated or his duties are substantially reduced or changed. In addition, on April 16, 1995, our principal U.S. subsidiary loaned $500,000 to Mr. Marks. During fiscal 2000, this U.S. subsidiary forgave the remaining outstanding principal amount on this loan of $200,000, plus $26,517 in accrued interest on this loan. This forgiveness of the 1995 loan was based on the Board's subjective judgment that it was appropriate in view of Mr. Marks' performance in fiscal 2000, including his significant role in the substantial growth in our net sales and the development and strengthening of customer relationships with leading OEMs such as Ericsson, Cisco Systems and Microsoft Corporation, as well as his role in recruiting several new executive officers and directors.

     Deduction Limit for Executive Compensation. Section 162(m) of the Internal Revenue Code limits federal income tax deductions for compensation paid to the chief executive officer and the four other most highly compensated officers of a public company to $1.0 million per year, but contains an exception for performance-based compensation that satisfies certain conditions.

     We believe that stock options granted to our executives qualify for the performance-based exception to the deduction limit and because it is unlikely that other compensation payable to any of our executives would exceed the deduction limit in the near future the Committee has not yet qualified compensation other than options for the performance-based exception. In approving the amount and form of compensation for our executives, the Committee will continue to consider all elements of cost to us of providing that compensation.

                                          Submitted by the Compensation
                                          Committee
                                          of our Board of Directors:

                                          Richard L. Sharp
                                          Michael J. Moritz

                               PERFORMANCE GRAPH

     Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, which might incorporate this proxy statement by reference to future filings under those statutes, the following performance graph will not be incorporated by reference into any of those previous filings; nor will such performance graph be incorporated by reference into any future filings made by us under those statutes.

     The graph below compares the cumulative total shareholder return on our Ordinary Shares, the Standard & Poor's 500 Stock Index and a peer group that includes The DII Group, Inc., Jabil Circuit, Inc., Sanmina Corp., SCI Systems, Inc. and Solectron Corp. The graph assumes that $100 was invested in our Ordinary Shares, in the Standard & Poor's 500 Stock Index and in the peer group described above on March 31, 1995 and reflects the annual return through March 31, 2000, assuming dividend reinvestment.

     The comparisons in the graph below are based on historical data and are not indicative of, or intended to forecast, the possible future performances of our Ordinary Shares.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
           AMONG FLEXTRONICS INTERNATIONAL LTD., THE S & P 500 INDEX
                                AND A PEER GROUP
PERFORMANCE GRAPH

                                                FLEXTRONICS INTERNATIONAL                                 STANDARD & POORIS 500
                                                          LTD.                     PEER GROUP                  STOCK INDEX
                                                -------------------------          ----------             ---------------------
3/95                                                      100.00                      100.00                     100.00
3/96                                                      221.82                      165.26                     132.11
3/97                                                      144.55                      227.19                     158.30
3/98                                                      314.09                      358.63                     234.27
3/99                                                      741.82                      678.17                     277.52
3/00                                                     2049.11                     1402.69                     327.32


                                                   CUMULATIVE TOTAL RETURN
                               ----------------------------------------------------------------
                                3/95       3/96       3/97       3/98       3/99        3/00
                               -------    -------    -------    -------    -------    ---------
Flextronics International
  Ltd........................  $100.00    $221.82    $144.55    $314.09    $741.82    $2,049.11
Peer Group...................   100.00     165.26     227.19     358.63     678.17     1,402.69
Standard & Poor's 500 Stock
  Index......................   100.00     132.11     158.30     234.27     277.52       327.32

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 of the Securities Exchange Act of 1934, as amended, requires our directors and officers, and persons who own more than 10% of a registered class of our equity securities to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and the Nasdaq National Market. Such persons are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms that they file.

     Based solely on our review of the copies of such forms furnished to us and written representations from our executive officers and directors, we believe that all Section 16(a) filing requirements for the fiscal year ended March 31, 2000 were met, except that the following individuals had late filings in fiscal 2000: Michael Marks filed late reports on Form 4 for August 1999, October 1999 and February 2000; Robert R.B. Dykes filed a late report on Form 4 for July 1999; Ash Bhardwaj filed a late report on Form 3; Humphrey Porter filed a late report on Form 4 for February 1999; and Hui Shing Leong filed a late report on Form 4 for October 1999.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of June 30, 2000 regarding the beneficial ownership of the our Ordinary Shares, by

     - each shareholder known to us to be the beneficial owner of more than 5% of our Ordinary Shares;

     - each director;

     - each executive officer named in the Summary Compensation Table; and

     - all directors and executive officers as a group.

     This table is based upon information supplied by officers, directors and principal shareholders and Schedules 13D and 13G filed with the Securities and Exchange Commission. Where information regarding shareholders is based on Schedules 13D and 13G, the number of shares owned is as of the date for which information was provided in such schedules.

     Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission that deem shares to be beneficially owned by any person who has voting or investment power with respect to such shares. Ordinary Shares subject to options that are currently exercisable or exercisable within 60 days of June 30, 2000 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all the shares beneficially owned, subject to community property laws where applicable.

     In the table below, percentage ownership is based upon 198,465,868 Ordinary Shares outstanding as of June 30, 2000.


                                                               SHARES BENEFICIALLY OWNED
                                                              ---------------------------
            NAME AND ADDRESS OF BENEFICIAL OWNER              NUMBER OF SHARES    PERCENT
            ------------------------------------              ----------------    -------
5% SHAREHOLDERS
Marsh & McLennan Companies, Inc.(1).........................     13,408,516         6.8%
  1166 Avenue of the Americas
  New York, New York 10036
Pilgrim Baxter & Associates, Ltd.(2)........................      9,896,000         5.0
  825 Duportail Road
  Wayne, Pennsylvania 19087
EXECUTIVE OFFICERS AND DIRECTORS
Hui Shing Leong(3)..........................................      3,966,900         2.0
Richard L. Sharp(4).........................................      3,094,976         1.5
Michael E. Marks(5).........................................      2,492,865         1.2
Michael McNamara(6).........................................        978,197           *
Robert R. B. Dykes(7).......................................        591,823           *
Michael J. Moritz(8)........................................        549,530           *
Ronny Nilsson(9)............................................        350,000           *
Tsui Sung Lam(10)...........................................        176,334           *
Patrick Foley(11)...........................................         97,500           *
Humphrey Porter(12).........................................         92,000           *
Chuen Fah Alain Ahkong(13)..................................         37,500           *
All 15 directors and executive officers as a group(14)......     13,526,350         6.7%
                                                                 ==========         ===


---------------
  *  Less than 1%.

 (1) Based on information supplied by Marsh & McLennan Companies, Inc. ("Marsh") in an amended Schedule 13G filed with the Securities and Exchange Commission on March 10, 2000, includes 27,028 shares with respect to which The Putnam Advisory Company, Inc. ("PAC") and Putnam Investments, Inc. ("PI") have sole investment power. In addition, PAC beneficially owns 448,268 shares, PI beneficially owns 13,408,516 shares, and Putnam Investment Management, Inc. ("PIM") beneficially owns 12,960,248 shares. PI, a wholly owned subsidiary of Marsh, wholly owns PAC and PI. PAC and PI have depository power over these shares as investment managers.

 (2) Based on information supplied by Pilgrim Baxter & Associates, Ltd. in a
     Schedule 13G filed with the Securities and Exchange Commission on February 8, 1999.


 (3) Includes 2,257,600 shares beneficially owned by Great Empire Limited Trust. Mr. Hui, the trustee of Great Empire Limited Trust, has voting and investment power over such shares and may be deemed to beneficially own such shares. Mr. Hui disclaims beneficial ownership of all such shares except to the extent of his proportionate interest therein. Includes 6,000 shares subject to options exercisable within 60 days after June 30, 2000 held by Mr. Hui.



 (4) Includes 740,000 shares beneficially owned by Bethany Limited Partnership. Mr. Sharp, the general partner of Bethany Limited Partnership, has voting and investment power over such shares and may be deemed to beneficially own such shares. Mr. Sharp disclaims beneficial ownership of all such shares except to the extent of his proportionate interest therein. Also includes 77,500 shares held by RLS Charitable Remainder Unitrust of which Mr. Sharp is a co-trustee and 41,500 shares subject to options exercisable within 60 days after June 30, 2000 held by Mr. Sharp.



 (5) Includes 12,000 shares held by the Justin Caine Marks Trust and 12,000 shares held by the Amy G. Marks Trust. Also includes 1,435,683 shares subject to options exercisable within 60 days after June 30, 2000 held by Mr. Marks.



 (6) Includes 671,393 shares subject to options exercisable within 60 days after June 30, 2000 held by Mr. McNamara.



 (7) Includes 577,917 shares subject to options exercisable within 60 days after June 30, 2000 held by Mr. Dykes.



 (8) Includes 320,668 shares held by Sequoia Capital VII, a limited partnership and 15,600 shares held by Sequoia Technology Partners VII, a limited partnership. The general partner of Sequoia Capital VII and Sequoia Technology Partners VII is Sequoia Capital VII-A Management, LLC. Mr. Moritz is a general partner of Sequoia Capital VII-A Management, LLC. Also includes 41,500 shares subject to options exercisable within 60 days after June 30, 2000 held by Mr. Moritz.



 (9) Represents 350,000 shares subject to options exercisable within 60 days after June 30, 2000 held by Mr. Nilsson.



(10) Includes 175,158 shares subject to options exercisable within 60 days after June 30, 2000 held by Mr. Tsui.



(11) Includes 77,500 shares subject to options exercisable within 60 days after June 30, 2000 held by Mr. Foley.



(12) Represents 92,000 shares subject to options exercisable within 60 days after June 30, 2000 held by Mr. Porter.



(13) Represents 37,500 shares subject to options exercisable within 60 days after June 30, 2000 held by Mr. Ahkong.



(14) Includes 4,148,007 shares subject to options exercisable within 60 days after June 30, 2000.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


     Other than compensation agreements and other arrangements, which are described in "Executive Compensation," and the transactions described below, during fiscal 2000, there was not, nor is there currently proposed, any transaction or series of similar transactions to which we were or will be a party:


     - in which the amount involved exceeded or will exceed $60,000; and

     - in which any director, executive officer, holder of more than 5% of our Ordinary Shares or any member of their immediate family had or will have a direct or indirect material interest.

LOANS TO EXECUTIVE OFFICERS


     Mr. Marks. On April 16, 1995, our principal U.S. subsidiary, Flextronics International (USA), Inc., which we refer to in this section as Flextronics USA, loaned $500,000 to Mr. Michael Marks, our Chairman of the Board and Chief Executive Officer. Mr. Marks executed a promissory note in favor of Flextronics USA that matured on April 16, 2000. During fiscal 1997, Flextronics USA forgave a total of $200,000 of outstanding principal amount and $26,340 in accrued interest. During fiscal 1999, Flextronics USA forgave a total of $100,000 of outstanding principal amount and $97,634 in accrued interest. During fiscal 2000, Flextronics USA forgave the remaining balance of $200,000 of outstanding principal and $26,517 in accrued interest.


     On November 6, 1997, Flextronics USA loaned $1.5 million to Mr. Marks. Mr. Marks executed a promissory note in favor of Flextronics USA that bears interest at a rate of 7.259% and matures on November 6, 2002. This loan is secured by certain assets owned by Mr. Marks. During fiscal 2000, Mr. Marks paid $1,500,000 in principal and $64,700 in accrued interest.

     Mr. McNamara. On October 22, 1996, Flextronics USA loaned $136,000 to Mr. Michael McNamara. Mr. McNamara executed a promissory note in favor of Flextronics USA that bears interest at a rate of 7% and matures on October 22, 2001. The remaining outstanding balance of the loan as of March 31, 2000 was $169,818 (representing $135,900 in principal and $33,918 in accrued interest).

     On November 25, 1998, Flextronics USA loaned $130,000 to Mr. McNamara. Mr. McNamara executed a promissory note in favor of Flextronics USA that bears interest at a rate of 7.25% and matures on November 25, 2003. The remaining outstanding balance of the loan as of March 31, 2000 was $142,530 (representing $130,000 in principal and $12,530 in accrued interest).


     Mr. Nilsson. On February 4, 1999, we loaned $410,000 to Mr. Ronny Nilsson. Mr. Nilsson executed a promissory note in favor of us. This note matured on March 31, 2000, and at that time Mr. Nilsson executed a second promissory note in favor of us that bears interest at a rate of 4.5% and matures on March 31, 2001.


     Mr. Dykes. On January 15, 1999, Flextronics USA loaned $200,000 to Mr. Robert Dykes. Mr. Dykes executed a promissory note in favor of Flextronics USA that bears interest at a rate of 7.25% and matures on January 15, 2004. The remaining outstanding balance of the loan as of March 31, 2000 was $217,243 (representing $200,100 in principal and $17,143 in accrued interest).

     Mr. Smach. In April 2000, Flextronics USA loaned $1,000,000 to Mr. Thomas
J. Smach. Mr. Smach executed a Loan and Security Agreement and a promissory note in favor of Flextronics USA that matures on termination of employment.


     Mr. Snyder. In April 2000, Flextronics USA loaned $1,000,000 to Mr. Ronald
R. Snyder. Mr. Snyder executed a Loan and Security Agreement and a promissory note in favor of Flextronics USA that matures upon the termination of Mr. Snyder's employment with us.

                                PROPOSAL NO. 2:

                   TO RECEIVE AND ADOPT OUR AUDITED ACCOUNTS,
              INCLUDING THE REPORTS OF THE DIRECTORS AND AUDITORS


     Our Annual Report for the fiscal year ended March 31, 2000 accompanies this Proxy Statement. The Annual Report includes our United States dollar financial statements prepared in conformity with United States generally accepted accounting principles. Our Singapore dollar financial statements prepared in conformity with Singapore generally accepted accounting principles also accompany this Proxy Statement. The United States dollar financial statements and the Singapore dollar financial statements are referred to herein collectively as the "Financial Statements." The Financial Statements are accompanied by Auditor's Reports of Arthur Andersen, our independent auditors. We publish our consolidated financial statements in U.S. dollars, which is the principal currency in which we conduct our business. Our Singapore dollar financial statements have been prepared and circulated to shareholders as a part of this Proxy Statement as required by Singapore law.


         THE BOARD RECOMMENDS A VOTE "FOR" THE RECEIPT AND ADOPTION OF OUR FINANCIAL STATEMENTS, INCLUDING THE DIRECTORS' REPORT AND
                      AUDITOR'S REPORTS INCLUDED THEREIN.

                                PROPOSAL NO. 3:

                    APPOINTMENT OF INDEPENDENT AUDITORS AND
                AUTHORIZATION OF BOARD TO FIX THEIR REMUNERATION

     The firm of Arthur Andersen served as our independent auditors for the fiscal year ended March 31, 2000. The Board of Directors intends to engage Arthur Andersen as independent auditors to audit our accounts and records for the fiscal year ending March 31, 2001, and to perform other appropriate services. We expect that a representative from Arthur Andersen will be present at the 2000 Annual General Meeting. Such representative will have the opportunity to make a statement if he so desires and is expected to be available to respond to appropriate questions.

              THE BOARD RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF
        ARTHUR ANDERSEN AS INDEPENDENT AUDITORS FOR FISCAL YEAR 2001 AND
      AUTHORIZATION FOR THE BOARD OF DIRECTORS TO FIX THEIR REMUNERATION.

                                PROPOSAL NO. 4:

      ORDINARY RESOLUTION TO APPROVE INCREASE OF AUTHORIZED SHARE CAPITAL


     Shareholder approval is being sought for an increase in our authorized share capital from S$2,500,000 divided into 250,000,000 Ordinary Shares, S$0.01 par value per share, to S$15,000,000 divided into 1,500,000,000 Ordinary Shares, S$0.01 par value per share, by the creation of 1,250,000,000 new Ordinary Shares, S$0.01 par value per share.



     At July 26, 2000, 199,996,519 of our Ordinary Shares were issued and outstanding and 3,395,147 Ordinary Shares were reserved for issuance upon exercise of outstanding options. Also as of that date, an additional 447,636 of our Ordinary Shares were reserved for issuance under our existing share purchase and share option plans. The proposed increase in the number of authorized Ordinary Shares from 250,000,000 to 1,500,000,000 would result in additional shares being available for, among other things, stock splits, bonus issues, issuance from time to time for other corporate purposes, such as acquisitions of companies or assets, sales of stock or securities convertible into stock and issuances pursuant to stock options or other employee benefit plans. We are seeking shareholder approval of up to two bonus issues in fiscal 2001, and have announced our intention to proceed with one of the bonus issues at the 2000 Annual General Meeting. We currently have no other specific plans, arrangements or understandings with respect to the issuance of these additional shares, and no other change in the rights of shareholders is proposed. We believe that the availability of the additional shares will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment.

                THE BOARD RECOMMENDS A VOTE "FOR" THE RESOLUTION
            APPROVING THE INCREASE IN OUR AUTHORIZED SHARE CAPITAL.

                                 PROPOSAL NO. 5

 ORDINARY RESOLUTION TO APPROVE THE INCREASE OF THE NUMBER OF SHARES AUTHORIZED
   FOR ISSUANCE UNDER THE 1993 SHARE OPTION PLAN AND TO APPROVE CERTAIN OTHER
                  MODIFICATIONS TO THE 1993 SHARE OPTION PLAN

     Our shareholders are being asked to approve an amendment to the 1993 Share Option Plan, which was adopted by the Board of Directors and approved by the shareholders in 1993, and which we refer to as the 1993 Plan, to:


          (a) increase the maximum number of Ordinary Shares authorized for issuance under the 1993 Plan from 20,400,000 Ordinary Shares to 25,400,000 Ordinary Shares and to reserve an additional 5,000,000 Ordinary Shares for issuance under the 1993 Plan, and that such Ordinary Shares, when issued and paid for in accordance with the terms of the 1993 Plan, shall be validly issued, fully paid and nonassessable Ordinary Shares in our capital;


          (b) eliminate the provision that provides for the adjustment of the number of securities underlying automatic option grants to individuals who first become non-employee directors or to continuing directors under the Automatic Option Grant Program under the 1993 Plan in the event of certain stock splits, recapitalizations or other changes affecting our outstanding Ordinary Shares and to amend the provisions relating to the Automatic Option Grant Program to provide that individuals who first become non-employee directors shall automatically receive an option to subscribe for 15,000 Ordinary Shares and eligible continuing directors shall automatically annually receive an option to subscribe for 3,000 Ordinary Shares;


          (c) in order to conform to recent changes in Singapore law, amend the provisions relating to the term of options to provide that the term of options granted under the 1993 Plan is ten years, except that the term of options granted to persons who are not our employees or those of our related corporations will not exceed five years; and


          (d) add a provision that prohibits the repricing, replacement or regranting of any previously granted share option, through cancellation or by lowering the exercise price of such share option, unless our shareholders first approve such repricing, replacement or regranting.

     As of July 26, 2000, there were 2,127,472 shares available for issuance under the 1993 Plan and if this Proposal No. 5 is approved, 7,127,472 shares will be available for issuance under the 1993 Plan. Options may be granted under the Discretionary Option Grant Program at an exercise price per share not less than 85% of the fair market value per Ordinary Share on the option grant date. We do not currently intend to issue options with an exercise price below fair market value.

     The Board believes the increase in the number of shares available under the 1993 Plan is necessary for us to continue to have a sufficient reserve of Ordinary Shares available under the 1993 Plan to attract and retain the services of key employees and other qualified personnel essential to our long-term success and to effectively compete for qualified personnel in our markets. We have grown rapidly, both internally and through multiple acquisitions. As a result of this growth there has been a significant increase in the number of key employees to whom it is important to provide equity-based compensation. In addition, many of the companies we have acquired did not have broad-based equity compensation plans in place prior to the acquisition. Subsequent to each acquisition, we provide equity-based compensation opportunities for employees of the acquired company consistent with levels provided by us to our existing employees to provide incentives to such employees to improve their personal performance and contribute to the improvement of our financial performance. As a result, the number of shares available for new option grants under our 1993 Plan has been nearly depleted, requiring that we increase the number of shares available for issuance under the 1993 Plan in order to continue to attract, retain, and motivate key employees and other qualified personnel.

INTERIM PLANS

     Our 1997 Interim Option Plan, which we refer to as the 1997 Interim Plan, our 1998 Interim Option Plan, which we refer to as the 1998 Interim Plan and our 1999 Interim Option Plan, which we refer to as the 1999 Interim Plan, were adopted by the Board on June 5, 1997, January 14, 1998 and December 14, 1998, respectively. The adoption of these interim plans was necessitated by our internal growth and our multiple acquisitions.


     The Board reserved an aggregate of 1,000,000 shares, 1,600,000 shares and 2,600,000 shares for issuance under the 1997 Interim Plan, the 1998 Interim Plan and the 1999 Interim Plan, respectively. Shares subject to an option granted pursuant to these interim plans that expires or terminates for any reason without being exercised will again become available for grant and issuance pursuant to awards under the interim plans. These interim plans provide a mechanism for us to grant non-qualified stock options to certain persons without incurring the compensation charge that would otherwise result if we issued shares under the 1993 Plan subject to future shareholder approval. As the interim plans do not provide for the issuance of incentive stock options, shareholder approval of the interim plans is not required.


     From inception of the 1997 Interim Plan in June 1997 to July 26, 2000, options to purchase an aggregate of 1,085,860 of our Ordinary Shares were granted under the 1997 Interim Plan. From inception of the 1998 Interim Plan in January 1998 to July 26, 2000, options to purchase an aggregate of 1,599,700 of our Ordinary Shares were granted under the 1998 Interim Plan. From inception of the 1999 Interim Plan in December 1998 to July 26, 2000, options to purchase an aggregate of 1,702,456 of our Ordinary Shares were granted under the 1999 Interim Plan. Options to purchase 243,014 shares, 80,317 shares and 944,344 shares are available for grant pursuant to the 1997 Interim Plan, 1998 Interim Plan and 1999 Interim Plan, respectively.

1993 PLAN

     The following is a summary of the principal features of the 1993 Plan, as most recently amended. The summary, however, does not purport to be a complete description of all the provisions of the 1993 Plan. Any shareholder who wishes to obtain a copy of the actual plan document may do so upon written request to us at our offices located at 2090 Fortune Drive, San Jose, California 95131.

  EQUITY INCENTIVE PROGRAMS


     The 1993 Plan contains two separate equity incentive programs, including a Discretionary Option Grant Program and an Automatic Option Grant Program. The Discretionary Option Grant Program will be administered, with respect to officers and Directors, by the Primary Committee consisting of the Compensation Committee of the Board and, with respect to all other employees, by the Secondary Committee, currently consisting of the Chairman of the Board, Mr. Marks. These committees, which we refer to together as the Plan Administrator, will have complete discretion, subject to the provisions of the 1993 Plan, to authorize option grants under the 1993 Plan. However, all grants under the Automatic Option Grant Program will be made in strict compliance with the provisions of that program, and no administrative discretion will be exercised by the Plan Administrator with respect to the grants made thereunder.


  SHARE RESERVE

     A total of 20,400,000 Ordinary Shares have been reserved for issuance over the ten year term of the 1993 Plan. If Proposal No. 5 is approved, a total of 25,400,000 ordinary shares will be reserved under the 1993 Plan. In no event may any one participant in the 1993 Plan be granted options or separately exercisable stock appreciation rights for more than 2,000,000 Ordinary Shares in the aggregate over the term of the 1993 Plan after July 1, 1995.

     In the event any change is made to the outstanding Ordinary Shares by reason of any recapitalization, bonus issue, stock split, combination of shares, exchange of shares or other change in corporate structure effected without our receipt of consideration, appropriate adjustments will be made to the securities issuable, in the aggregate and to each participant, under the 1993 Plan and to each outstanding option.



     As of March 31, 2000, 19,997,215 Ordinary Shares were subject to outstanding options and an aggregate of 3,395,147 shares were available for option grants under the 1993 Plan and the interim plans.


  ELIGIBILITY

     Our officers and other key employees and our parent or subsidiaries, whether now existing or subsequently established, and consultants and independent contractors to us and our parent and subsidiaries are eligible to participate in the Discretionary Option Grant Program. Non-employee members of the Board are only eligible to participate in the Automatic Option Grant Program. Non-employee members of the Board may not participate in the Automatic Option Grant Program if such participation is prohibited or restricted, either absolutely or subject to various securities requirements, whether legal or administrative, being complied with, in the jurisdiction in which such Board member is resident under the relevant securities laws of that jurisdiction.

     As of July 26, 2000 approximately five executive officers and approximately 1,700 other employees were eligible to participate in the 1993 Plan, and five non-employee Board members were eligible to participate in the Automatic Option Grant Program.

  VALUATION

     The fair market value per Ordinary Share on any relevant date under the 1993 Plan is the closing selling price per share on that date on the Nasdaq National Market. On July 26, 2000, the closing selling price per share was $79.88.

  DISCRETIONARY OPTION GRANT PROGRAM

     Options may be granted under the Discretionary Option Grant Program at an exercise price per share not less than 85% of the fair market value per Ordinary Share on the option grant date. We do not currently intend to issue options with an exercise price below fair market value. No granted option will have a term in excess of five years. If Proposal No. 5 is approved, the term of granted options will not exceed ten years.

     Upon cessation of service, the optionee will have a limited period of time in which to exercise any outstanding option to the extent such option is exercisable for vested shares. The Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

     The Plan Administrator is authorized to issue two types of stock appreciation rights in connection with option grants made under the Discretionary Option Grant Program.

     Tandem stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from us equal in amount to the excess of (a) the fair market value of the vested Ordinary Shares subject to the surrendered option over (b) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in Ordinary Shares.


     Limited stock appreciation rights may be granted to our officers as part of their option grants. Any option with such a limited stock appreciation right in effect for at least six months may be surrendered to us upon the successful completion of a hostile take-over of us. In return for the surrendered option, the officer will be entitled to a cash distribution from us in an amount per surrendered option share equal to the excess of (a) the take-over price per share over (b) the exercise price payable for such share.

     The Plan Administrator will have the authority to effect the cancellation of outstanding options under the Discretionary Option Grant Program which have exercise prices in excess of the then current market price of Ordinary Shares and to issue replacement options with an exercise price based on the market price of Ordinary Shares at the time of the new grant. This authority will be eliminated if Proposal No. 5 is approved.


  AUTOMATIC OPTION GRANT PROGRAM


     Under the Automatic Option Grant Program, each individual who was serving as a non-employee Board member on January 24, 1994 was automatically granted at that time a stock option for 60,000 Ordinary Shares. Each individual who first becomes a non-employee Board member after such date, will automatically be granted at that time a stock option for 60,000 Ordinary Shares. In addition, on the date of each Annual General Meeting, beginning with the 1994 Annual General Meeting, each individual who is at that time serving as a non-employee Board member, whether or not such individual is standing for re-election, will automatically be granted an option to subscribe for 12,000 Ordinary Shares, provided such individual has served as a non-employee Board member for at least six months. There will be no limit on the number of such 12,000-share options which any one non-employee Board member may receive over the period of Board service. If Proposal No. 5 is approved, individuals who first become non-employee Board members automatically will be granted an option to subscribe for 15,000 Ordinary Shares, and continuing non-employee Board members automatically will be granted an option to subscribe for 3,000 Ordinary Shares.


     Each option will have an exercise price per share equal to 100% of the fair market value per Ordinary Share on the option grant date and a maximum term of five years measured from the option grant date. Each option will become exercisable for the option shares in 24 equal monthly installments over the optionee's period of Board service, with the first such installment to become exercisable upon the completion of one month of Board service measured from the option grant date.

     Each automatic option grant will automatically accelerate upon the optionee's death or permanent disability or upon an acquisition of us by merger or asset sale or a hostile change in control of us. In addition, upon the successful completion of a hostile take-over, each automatic option grant which has been outstanding for at least six months may be surrendered to us for a cash distribution per surrendered option share in an amount equal to the excess of
(a) the take-over price per share over (b) the exercise price payable for such share.

  GENERAL PROVISIONS

     Acceleration. In the event that we are acquired by merger or asset sale, each outstanding option under the Discretionary Option Grant Program which is not to be assumed by the successor corporation or replaced with a comparable option to purchase shares of the capital stock of the successor corporation will automatically accelerate in full. The Plan Administrator has the discretionary authority to accelerate any options assumed or replaced in connection with such acquisition upon the subsequent termination of the optionee's service within a designated period following the acquisition. In connection with a hostile change in control of our company, whether by successful tender offer for more than 50% of the outstanding voting stock or by proxy contest for the election of Board members, the Plan Administrator will have the discretionary authority to provide for automatic acceleration of outstanding options under the Discretionary Option Grant Program either at the time of such change in control or upon the subsequent termination of the optionee's service.

     The acceleration of vesting in the event of a change in the ownership or control of us may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of us.

     Financial Assistance. The Plan Administrator may permit one or more optionees to pay the exercise of outstanding options under the 1993 Plan by delivering a promissory note payable in installments. The Plan Administrator will determine the terms of any such promissory note. However, the maximum amount of financing provided any optionee may not exceed the cash consideration payable for the purchased shares plus all applicable taxes incurred in connection with the acquisition of the shares. Any such promissory note may be subject to forgiveness in whole or in part, at the discretion of the Plan Administrator, over the optionee's period of service.


     Amendment and Termination. The Board may amend or modify the 1993 Plan in any or all respects whatsoever subject to any required shareholder approval. The Board may terminate the 1993 Plan at any time, and the 1993 Plan will in any event terminate on November 30, 2003.


  FEDERAL INCOME TAX CONSEQUENCES OF OPTION GRANTS

     Options granted under the 1993 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

     Incentive Stock Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised unless the optionee is subject to the alternative minimum tax. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise disposed of. For Federal tax purposes, dispositions are divided into two categories: (a) qualifying and (b) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. Upon a qualifying disposition, the optionee will recognize capital gain or loss. If either of these two holding periods is not satisfied, then a disqualifying disposition will result. Upon a disqualifying disposition, any gain up to the difference between the option exercise price and the fair market value of the shares on the date of exercise, or, if less, the amount realized on the sale of shares, will be treated as ordinary income. Any additional gain will be capital gain.

     If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (a) the fair market value of such shares on the option exercise date over (b) the exercise price paid for the shares. In no other instance will we be allowed a deduction with respect to the optionee's disposition of the purchased shares.

     Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by us in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when our repurchase right lapses, an amount equal to the excess of (a) the fair market value of the shares on the date the repurchase right lapses over, and (b) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (a) the fair market value of the purchased shares on the exercise date over (b) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

     We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the optionee.

  STOCK APPRECIATION RIGHTS

     An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. We will be entitled to an income tax deduction equal to the appreciation distribution for the taxable year in which such ordinary income is recognized by the optionee.

  NEW PLAN BENEFITS

     The amount of future option grants under the Discretionary Option Grant Program of the 1993 Plan to (a) our Chief Executive Officer, (b) the four other most highly compensated executive officers whose salary for the fiscal year exceeded $100,000, (c) all current executive officers as a group, and (d) all employees, including all officers who are not executive officers, as a group, are not determinable because, under the terms of the Discretionary Option Grant Program of the 1993 Plan, such grants are made in the discretion of the Plan Administrator or its designees. Future option exercise prices under the 1993 Plan are not determinable because they are based upon the fair market value of our Ordinary Shares on the date of grant.

     The following table shows in the aggregate the options that will be granted to non-employee Directors under the Automatic Option Grant Program of the 1993 Plan in fiscal 2001, assuming that this Proposal No. 5 is approved by our shareholders. Since all current non-employee Directors are incumbent Directors, no non-employee Director who is elected at the 2000 Annual General Meeting will receive the automatic initial grant of Ordinary Shares.

                                                           EXERCISE PRICE                NUMBER OF
               NAME AND POSITION                            (PER SHARE)                   SHARES
               -----------------                           --------------                ---------
All current Directors who are not executive
  officers as a group (5 persons)..............  Fair market value on date of grant       15,000

VOTE REQUIRED

     The affirmative vote of the holders of a majority of our issued shares present in person or by proxy at the Annual General Meeting is required for approval of the amendment to the 1993 Plan. Abstentions and broker non-votes are each included in the determination of the number of shares present for quorum purposes. Abstentions are not counted in the tabulation of votes cast on the proposal to amend our 1993 Plan.

                 THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL
                       OF THE AMENDMENT OF OUR 1993 PLAN.

                                PROPOSAL NO. 6:

      ORDINARY RESOLUTION TO APPROVE THE INCREASE OF THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE 1997 EMPLOYEE SHARE PURCHASE PLAN

     Our shareholders are being asked to approve an amendment to our 1997 Employee Share Purchase Plan, which was adopted by the Board of Directors and approved by the shareholders in 1997 and which we refer to as the Share Purchase Plan, to increase the number of our Ordinary Shares authorized for issuance under the Share Purchase Plan by 400,000 shares, from 800,000 shares to 1,200,000 shares.

     As of July 26, 2000, there were 447,636 shares available for issuance under the Share Purchase Plan and if this Proposal No. 6 is approved, 847,636 shares will be available for issuance under the Share Purchase Plan. The Board believes the share increase is necessary for us to continue to have a sufficient reserve of Ordinary Shares available under the Share Purchase Plan to attract and retain the services of key employees and other qualified personnel essential to our long-term success and to effectively compete for qualified personnel in our markets.

SHARE PURCHASE PLAN HISTORY

     The Board of Directors adopted the Share Purchase Plan in September 1997. The purpose of the Share Purchase Plan is to provide our employees and our subsidiaries and parent corporations designated by the Board of Directors as eligible to participate in the Share Purchase Plan, which we refer to as Participating Subsidiaries, with a convenient means to acquire an equity interest in us through payroll deductions and to provide an incentive for continued employment. We intend that the Share Purchase Plan will qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended.

SHARES SUBJECT TO THE SHARE PURCHASE PLAN


     The shares subject to issuance under the Share Purchase Plan consists of our authorized but unissued Ordinary Shares. An aggregate of 800,000 Ordinary Shares has been reserved by the Board of Directors for issuance under the Share Purchase Plan. This number of shares is subject to proportional adjustment to reflect stock splits, bonus issues and other similar events.


ADMINISTRATION


     The Share Purchase Plan will be administered by the Board or a committee of at least two members of the Board, which we refer to in this section as the Committee. The interpretation or construction by the Committee of any provisions of the Share Purchase Plan will be final and binding on all employees.


ELIGIBILITY


     All of our employees and those of any of our participating subsidiaries are eligible to participate in an Offering Period, as defined below, under the Share Purchase Plan, except (a) employees who are not employed by us or, as the case may be, by a Participating Subsidiary, one month before the beginning of such Offering Period; (b) employees who are customarily employed for 20 hours or less per week; (c) employees who are customarily employed for five months or less in a calendar year; (d) employees who own shares or hold options to purchase shares or who, as a result of participation in the Share Purchase Plan, would own shares or hold options to purchase shares, possessing 5% or more of the total combined voting power or value of all classes of our shares; and (e) individuals who provide services to us or Participating Subsidiaries as independent contractors who are reclassified as common law employees for any purpose other than federal income and employment tax purposes.


     As of July 26, 2000, approximately 15,000 persons were eligible to participate in the Share Purchase Plan and no shares had been issued pursuant to the Share Purchase Plan. As of July 26, 2000, the closing price of our Ordinary Shares on the Nasdaq National Market was $79.88 per share.


     Employees participate in the Share Purchase Plan through payroll deductions. An employee sets the rate of such payroll deductions, which may not be less than 2% nor more than 10% of the employee's compensation, including base salary, commissions, bonuses and shift premiums before any deductions from the employee's salary pursuant to Sections 125 or 401(k) of the Internal Revenue Code. No employee is permitted to purchase shares under the Share Purchase Plan at a rate which, when aggregated with such employee's rights to purchase stock under all of our similar purchase plans, exceeds $25,000 in fair market value determined as of the Offering Date for each calendar year.


OFFERING PERIODS

     Each offering of Ordinary Shares under the Share Purchase Plan is for a period of six months, which we refer to as an Offering Period. Offering Periods are planned to commence on December 1 and June 1 of each year and end on May 31 and November 30 of each year, respectively. Each Offering Period consists of one six-month Purchase Period during which payroll deductions of the employees are accumulated under the Share Purchase Plan. The Board of Directors has the power to set the beginning of any Offering Period and to change dates or the duration of Offering Periods or Purchase Periods without shareholder approval, including adopting 24-month Offering Periods consisting of four six-month Purchase Periods, if such change is announced at least 15 days before the scheduled beginning of the first Offering Period or Purchase Period to be affected. The first day of each Offering Period is the "Offering Date" for such Offering Period and the last business day of each Purchase Period is the "Purchase Date" for such Purchase Period.

     Employees will participate in the Share Purchase Plan during each Offering Period through regular payroll deductions as described above. Employees may elect to participate in any Offering Period by enrolling as provided under the terms of the Share Purchase Plan. Once enrolled, an employee will automatically participate in each succeeding Offering Period unless the employee withdraws from the Offering Period or the Share Purchase Plan is terminated. After the rate of payroll deductions for an Offering Period has been set by an employee, that rate will continue to be effective for the remainder of the Offering Period (and for all subsequent Offering Periods in which the employee is automatically enrolled) unless otherwise changed by the employee. The employee may increase or lower the rate of payroll deductions for any subsequent Offering Period, but may only lower the rate of payroll deductions for an ongoing Offering Period. No more than one change may be made during a single Offering Period.

PURCHASE PRICE

     The purchase price of shares that may be acquired in any Purchase Period under the Share Purchase Plan is 85% of the lesser of: (a) the fair market value of the shares on the Offering Date; or (b) the fair market value of the shares on the Purchase Date. In no event may the purchase price be less than the par value of the shares. The fair market value of our Ordinary Shares is deemed to be the closing price of our Ordinary Shares on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal.

PURCHASE OF SHARES UNDER THE SHARE PURCHASE PLAN


     The number of whole shares an employee may purchase in any Purchase Period will be determined by dividing the total payroll amount withheld from the employee during the Purchase Period pursuant to the Share Purchase Plan by the purchase price for each share determined as described above, rounded down to the nearest whole number. The purchase will take place automatically on the Purchase Date of such Purchase Period.


WITHDRAWAL

     An employee may withdraw from any Offering Period. Upon withdrawal, the accumulated payroll deductions will be returned to the withdrawn employee, without interest, provided that the withdrawal occurs at least 15 days before the related Purchase Date. If the withdrawal occurs less than 15 days before such Purchase Date, payroll deductions will continue for the remainder of that Purchase Period. No further payroll deductions for the purchase of shares will be made for the succeeding Offering Period unless the employee enrolls in the new Offering Period at least 15 days before the Offering Date.

AMENDMENT OF THE SHARE PURCHASE PLAN

     The Board of Directors may at any time amend, terminate or extend the term of the Share Purchase Plan, except that any such termination cannot affect the terms of subscription rights previously granted under the Share Purchase Plan, nor may any amendment make any change in the terms of subscription rights previously granted which would adversely affect the right of any participant, nor may any amendment be made without shareholder approval if such amendment would: (a) increase the number of shares that may be issued under the Share Purchase Plan or (b) change the designation of the employees, or class of employees, eligible for participation in the Share Purchase Plan.

TERM OF THE SHARE PURCHASE PLAN

     The Share Purchase Plan will continue until the earlier to occur of: (a) termination of the Share Purchase Plan by the Board of Directors; (b) the issuance of all the Ordinary Shares reserved for issuance under the Share Purchase Plan; or (c) September 2007, ten years after the date the Share Purchase Plan was adopted by the Board of Directors.

FEDERAL INCOME TAX INFORMATION

     THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE FEDERAL INCOME TAX CONSEQUENCES TO US AND EMPLOYEES PARTICIPATING IN THE SHARE PURCHASE PLAN. FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPATING EMPLOYEE WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPATING EMPLOYEE HAS BEEN AND IS ENCOURAGED TO SEEK THE ADVICE OF

A QUALIFIED TAX ADVISER REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE SHARE PURCHASE PLAN.

     The Share Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code.

     Tax Treatment of Employees. Employees will not recognize income for federal income tax purposes either upon enrollment in the Share Purchase Plan or upon the purchase of shares. All tax consequences are deferred until an employee sells the shares, disposes of the shares by gift or dies.

     If shares are held for more than one year after the date of purchase and more than two years from the beginning of the applicable Offering Period, or if the employee dies while owning the shares, the employee realizes ordinary income on a sale, or a disposition by way of gift or upon death, to the extent of the lesser of: (a) 15% of the fair market value of shares at the beginning of the Offering Period; or (b) the actual gain, the amount by which the market value of the shares on the date of sale, gift or death exceeds the purchase price. All additional gain upon the sale of shares is treated as capital gain. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income and the employee has a capital loss for the difference between the sale price and the purchase price.

     If the shares are sold or are otherwise disposed of including by way of gift, but not death, bequest or inheritance, (in any case, a "disqualifying disposition") within either the one-year or the two-year holding periods described above, the employee realizes ordinary income at the time of sale or other disposition, taxable to the extent that the fair market value of the shares at the date of purchase is greater than the purchase price. This excess will constitute ordinary income, not currently subject to withholding, in the year of the sale or other disposition even if no gain is realized on the sale or if a gratuitous transfer is made. The difference, if any, between the proceeds of sale and the aggregate fair market value of the shares at the date of purchase is a capital gain or loss. Capital gains may be offset by capital losses, and up to $3,000 of capital losses may be used annually against ordinary income.

     Tax Treatment. We will be entitled to a deduction in connection with the disposition of shares acquired under the Share Purchase Plan only to the extent that the employee recognizes ordinary income on a disqualifying disposition of the shares. We will treat any transfer of record ownership of shares as a disposition, unless it is notified to the contrary. In order to enable us to learn of disqualifying dispositions and ascertain the amount of the deductions to which it is entitled, employees will be required to notify us in writing of the date and terms of any disposition of shares purchased under the Share Purchase Plan.

     ERISA. The Share Purchase Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 nor is it qualified under
Section 401(a) of the Internal Revenue Code.

VOTE REQUIRED

     The affirmative vote of a majority of our issued shares present in person or by proxy at the Annual General Meeting is required for the approval of the amendment to the 1997 Employee Share Purchase Plan. Abstentions and broker non-votes are each included in the determination of the number of shares present for quorum purposes. Neither abstentions or broker non-votes are counted in the tabulation of votes on the proposal to amend the 1997 Employee Share Purchase Plan.

                 THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL
           OF THE AMENDMENT TO THE 1997 EMPLOYEE SHARE PURCHASE PLAN.

                                PROPOSAL NO. 7:

                 ORDINARY RESOLUTION TO APPROVE VARIOUS MATTERS
                      RELATING TO ORDINARY SHARE ISSUANCES

     We are incorporated in the Republic of Singapore. Under Singapore law, new Ordinary Shares may only be issued with the prior approval of our shareholders at a general meeting. Such approval, if granted, is effective from the date of the meeting at which it was given to the conclusion of the next Annual General Meeting of our shareholders or the expiration of the period within which the next Annual General Meeting is required by law to be held, whichever is the earlier. The Board believes that it is advisable and in our best interest for our shareholders to authorize the Directors to issue new shares for financing future transactions, acquisitions and other proper corporate opportunities and purposes. Having additional shares available and authorized for issuance in the future gives us greater flexibility to pursue corporate opportunities and enables the Directors to issue new shares without the expense and delay of an extraordinary general meeting of shareholders.

     We are seeking shareholder approval to issue new Ordinary Shares during the period from the 2000 Annual General Meeting Date to the 2001 Annual General Meeting Date. If obtained, shareholder approval of this proposal will lapse on the 2001 Annual General Meeting Date or the expiration of the period within which the 2001 Annual General Meeting is required by law to be held, whichever is the earlier.

           THE BOARD RECOMMENDS A VOTE "FOR" THE RESOLUTION RELATING
                          TO ORDINARY SHARE ISSUANCES.

                                PROPOSAL NO. 8:

          ORDINARY RESOLUTION TO APPROVE UP TO TWO BONUS ISSUES OF ONE
              ORDINARY SHARE FOR EVERY ONE EXISTING ORDINARY SHARE
                            HELD BY OUR SHAREHOLDERS


     Under Singapore law, a company may capitalize its reserves and apply such capitalized sum in payment for additional Ordinary Shares, which may then be allotted and issued, to its shareholders, credited as fully paid, in a transaction commonly referred to as a "bonus issue." A bonus issue is similar to a stock dividend by a Delaware or California corporation. However, under our Articles of Association, we may allot and issue shares in a bonus issue, which we refer to as bonus shares, only upon recommendation of the Directors and with the prior approval of our shareholders at a general meeting. The Board believes that it is advisable and has recommended that it is in the best interest for our shareholders that the Board be granted the authority to allot and issue, at its sole discretion:



     - after the date of the 2000 Annual General Meeting, but on or before 5:00 p.m., California time, August 31, 2001, a bonus issue of up to an aggregate of 200,288,006 bonus shares and, in the event that any new shares are allotted and issued by us after the close of business on July 26, 2000, which date we refer to in this section as the Record Date, but on or before 5:00 p.m., California time, August 31, 2001, an additional one bonus share for each new share so allotted and issued, to be credited as fully paid, which we refer to as the First Bonus Shares; and



     - after the date of allotment and issue of the First Bonus Shares, which date we refer to as the First Bonus Issue Date, but on or before 5:00 p.m., California time, August 31, 2001, a second bonus issue of up to an aggregate of twice the number of the First Bonus Shares and, in the event that any new shares are allotted and issued by us after the record date in relation to the First Bonus Issue Date, but on or before 5:00 p.m., California time, August 31, 2001, an additional one bonus share for each new share so allotted and issued, to be credited as fully paid, which we refer to as the Second Bonus Shares.



The Board believes that such discretionary authority is in the best interest of our shareholders since it provides the Board an opportunity to review economic and financial conditions prior to making the decision as to whether a bonus issue should be effected.

     If the Board exercises its authority to allot and issue the First Bonus Shares and Second Bonus Shares after the date of the 2000 Annual General Meeting but on or before 5:00 p.m., California time, August 31, 2001, then the First Bonus Shares and Second Bonus Shares are to be allotted and issued to the holders of record of the Ordinary Shares on the respective dates specified by our Board of Directors after the date of the 2000 Annual General Meeting, but no later than 5:00 p.m., California time, August 31, 2001, on the basis of one bonus share for every one Ordinary Share then held. Fractional bonus shares will not be issued, but will be disposed of in such a manner as the Directors deem fit. As a result, if the bonus issues are approved at the 2000 Annual General Meeting and the Board exercises its authority to allot and issue the First Bonus Shares and Second Bonus Shares after the date of the 2000 Annual General Meeting, but on or before 5:00 p.m., California time, August 31, 2001, then each holder of record of Ordinary Shares on the respective record dates specified by our Board of Directors after the date of the 2000 Annual General Meeting, but no later than 5:00 p.m., California time, August 31, 2001, would receive an additional one Ordinary Share, credited as fully paid, for every one Ordinary Share then held by such shareholder. If the bonus issues are approved at the 2000 Annual General Meeting but the Board does not exercise its authority to allot and issue the First Bonus Shares and Second Bonus Shares after the date of the 2000 Annual General Meeting, but on or before 5:00 p.m., California time, August 31, 2001, then no bonus issue would be effected and, accordingly, no bonus shares would be allotted and issued to shareholders. It is to be wholly within the discretion of our Board as to whether one or two bonus issues will be effected.



     The First Bonus Shares and Second Bonus Shares, if and when allotted and issued, would rank pari passu in all respects with the existing Ordinary Shares, and would have identical rights. A sum of up to S$2,002,880.06 and, in the event that any new shares are allotted and issued by us after the Record Date, but on or before 5:00 p.m., California time, August 31, 2001, an additional amount of S$0.01 for each new share so allotted and issued, from our Share Premium Account as at March 31, 2000, which sum we refer to as the First Capital Sum, would be capitalized and applied in paying up in full the First Bonus Shares to be issued. Accordingly, our issued and paid up capital would increase by up to S$2,002,880.06 after the allotment and issuance of the First Bonus Shares and, in the event that any new shares are allotted and issued by us after the Record Date but on or before 5:00 p.m., California time, August 31, 2001, an additional amount of $0.01 each for each new share so allotted and issued. A sum of up to twice the amount of the First Capital Sum and, in the event that any new shares are allotted and issued by us after the record date in relation to the First Bonus Issue Date, but on or before 5:00 p.m., California time, August 31, 2001, an additional amount of $0.01 for each new share so allotted and issued from our Share Premium Account as at March 31, 2000 would be capitalized and applied in paying up in full the Second Bonus Shares to be issued. Accordingly, our issued and paid up capital would increase by up to twice the amount of the First Capital Sum after the allotment and issuance of the Second Bonus Shares and, in the event that any new shares are allotted and issued by us after the record date in relation to the First Bonus Issue Date, but on or before 5:00 p.m., California time, August 31, 2001, an additional amount of S$0.01 for each new share so allotted and issued. Our independent auditors, Arthur Andersen, have advised us that the balance in our Share Premium Account at March 31, 2000 is sufficient for the purpose of both the bonus issues.


                THE BOARD RECOMMENDS A VOTE "FOR" THE RESOLUTION
                      APPROVING THE PROPOSED BONUS ISSUE.

           SHAREHOLDER PROPOSALS FOR THE 2001 ANNUAL GENERAL MEETING


     Shareholder proposals intended to be considered at the 2001 Annual General Meeting of shareholders must be received by us no less 120 days prior to August 28, 2001. Any proposals must be mailed to our San Jose, California offices, 2090 Fortune Drive, San Jose, California 95131, Attention: Chief Executive Officer. Such proposals may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.


                                 OTHER MATTERS

     Management does not know of any matters to be presented at this Annual General Meeting other than those set forth herein and in the notice accompanying this proxy statement.

     It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. YOU ARE, THEREFORE, URGED TO EXECUTE PROMPTLY AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE WHICH HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. Shareholders who are present at the meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.


                                          By Order of the Board of Directors,



                                          Yap Lune Teng

                                          Joint Secretary


August 23, 2000

Singapore

                FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES

                         INDEX TO FINANCIAL STATEMENTS
                              AS AT 31 MARCH 2000
                TOGETHER WITH REPORTS OF DIRECTORS AND AUDITORS


                                                               PAGE
                                                               ----
Independent Auditors' Report................................   S-1
Directors' Report...........................................   S-2
Balance Sheets as at 31 March 2000..........................   S-10
Statements of Profit and Loss for the Year Ended 31 March
  2000......................................................   S-11
Consolidated Statement of Cash Flow for the Year Ended 31
  March 2000................................................   S-12
Notes to the Financial Statements...........................   S-14
Statement by Directors......................................   S-42

Auditors' Report to the Members of

Flextronics International Ltd.

     We have audited the financial statements of the Company and the consolidated financial statements of the Group set out on pages S-10 to S-41. These financial statements comprise the balance sheets of the Company and the Group as at 31 March 2000 and the statements of profit and loss of the Company and the Group and the statement of cashflows of the Group for the year then ended. These financial statements are the responsibility of the Company's directors. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with Singapore Standards on Auditing. Those Standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the directors, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion:

     (a) the accompanying financial statements and consolidated financial statements are properly drawn up in accordance with the provisions of the Companies Act and Statements of Accounting Standard in Singapore and so as to give a true and fair view of:

        (i) the state of affairs of the Company and of the Group as at 31 March 2000 and of the results of the Company and of the Group and cash flows of the Group for the year then ended; and

        (ii) the other matters required by Section 201 of the Act to be dealt with in the financial statements and consolidated financial statements;

     (b) the accounting and other records and the registers required by the Act to be kept by the Company and by those subsidiaries incorporated in Singapore of which we are the auditors have been properly kept in accordance with the provisions of the Act.


     We have considered the financial statements and auditors' reports of all subsidiaries except for Flextronics International France S.A. ("Flextronics France") of which we have not acted as auditors, being financial statements included in the consolidated financial statements. Details of these subsidiaries are described in Note 9 to the financial statements.



     The financial statements and auditors' reports of Flextronics France were not available at the date of this report and accordingly these financial statements have been excluded from the consolidated financial statements. The financial impact on the consolidated financial statements, without incorporating the financial statements of Flextronics France are disclosed in Note 39 to the financial statements.



     We are satisfied that the financial statements of the subsidiaries except for the financial statements of Flextronics France that have been consolidated with the financial statements of the Company are in form and content appropriate and proper for the purposes of the preparation of the consolidated financial statements and we have received satisfactory information and explanations as required by us for those purposes.


     The auditors' reports on the financial statements of the subsidiaries were not subject to any qualification and, in respect of subsidiaries incorporated in Singapore, did not include any comment made under Section 207 (3) of the Act.

[/s/ ARTHUR ANDERSEN]

Arthur Andersen


Certified Public Accountants

Singapore

4 August 2000

                FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES

                               DIRECTORS' REPORT
                                 31 MARCH 2000
            (CURRENCY -- SINGAPORE DOLLARS UNLESS OTHERWISE STATED)

     The directors are pleased to present their report to the members together with the audited financial statements of the Company and the Group for the financial year ended 31 March 2000.

DIRECTORS

     The directors of the Company in office at the date of this report are:

               Michael E. Marks
               Tsui Sung Lam
               Michael J. Moritz
               Richard L. Sharp
               Patrick Foley
               Chuen Fah Alain Ahkong
               Hui Shing Leong

PRINCIPAL ACTIVITIES

     The Company, which is listed on NASDAQ in the United States of America, is principally engaged in investment holding. The activities of the subsidiaries are in the product design, printed circuit board assembly and fabrication, material procurement, inventory management, plastic injection molding, final system assembly and test, packaging and distribution. The components, subassemblies and finished products manufactured by the Group incorporate advanced interconnect, miniaturisation and packaging technologies such as surface mount, multichip modules and chip-on-board technologies.

     The principal activities of the subsidiaries are detailed in Note 9 to the financial statements.

     There were no significant changes in the nature of these activities during the financial year.


     At the date of this report, the directors having taken all such steps as are reasonably available to them, are unable to obtain the audited statutory financial statements of Flextronics International France SA ("Flextronics France") while the directors have prepared the consolidated financial statements of the Group, the impact of the consolidated statements, without incorporating the financial statements of Flextronics France are disclosed in Note 39 to the financial statements.


RESULTS FOR THE FINANCIAL YEAR


                                                               GROUP     COMPANY
                                                              -------    -------
                                                               $'000      $'000
Profit after taxation.......................................  192,399    26,641
Minority interest...........................................   (3,658)       --
                                                              -------    ------
Profit before extraordinary items...........................  188,741    26,641
                                                              -------    ------
Profit for the year transferred to accumulated profits......  188,741    26,641
                                                              =======    ======

TRANSFERS TO OR FROM RESERVES OR PROVISIONS

     Material transfers to (from) reserves during the financial year were as follows:


                                                                GROUP       COMPANY
                                                              ---------    ---------
                                                                $'000        $'000
ACCUMULATED LOSSES
Exchange difference arising on translation..................     19,367       39,658
Retained profit for the year................................    188,741       26,641
SHARE PREMIUM
Premium on issuance of Ordinary Shares......................  1,686,171    1,686,171
Expenses on issuance of Ordinary Shares.....................    (53,967)     (53,967)
Issuance of Ordinary Shares for acquisitions of Companies...    179,866      302,501
Impact of immaterial pooling of interest acquisitions.......      2,779           --
Tax benefit on employee stock plans.........................      2,907           --


     Apart from the above, there have been no other material transfers to or from reserves.

     There were no material transfers to or from provisions during the financial year except for normal amounts set aside for such items as depreciation of fixed assets, provisions for stock obsolescence, doubtful debts and income tax, as disclosed in the accompanying financial statements.

ACQUISITION AND DISPOSAL OF SUBSIDIARIES

     The following subsidiaries were acquired during the financial year:

                                                                                      NET TANGIBLE ASSETS/
                                                           INTEREST                     (LIABILITIES) AT
                     NAME OF COMPANY                       ACQUIRED   CONSIDERATION   DATE OF ACQUISITION
                     ---------------                       --------   -------------   --------------------
                                                              %          US$'000            US$'000
HELD BY THE COMPANY
Circuit Board Assemblers, Inc............................    100          14,100               (200)
EMC International, Inc...................................    100          14,100               (200)
Summit Manufacturing, Inc................................    100          14,100               (200)
HELD BY SUBSIDIARY
Kyrel EMS Oyj............................................    100         217,900             15,595
Vastbright PCB Co. Ltd...................................    100          18,000              4,300
PCB Assembly, Inc........................................    100          72,100             39,400

     The following subsidiaries were incorporated during the financial year:


                               COUNTRY OF                                      THE GROUP'S EFFECTIVE
     NAME OF SUBSIDIARY       INCORPORATION         PRINCIPAL ACTIVITY             SHAREHOLDINGS
     ------------------       -------------    ----------------------------    ---------------------
                                                                                         %
HELD BY THE COMPANY
Flextronics Technology Sdn      Malaysia       Design, assembly and                     100
  Bhd                                          manufacture of computer
                                               industrial grade printed
                                               circuit board assemblies
HELD BY SUBSIDIARIES
PCB Holding Corporation,      United States    Investment holding                       100
  Inc.                         of America
Flextronics Consulatoria        Portugal       Investment holding                       100
  Services Ltda
Flextronics Technology         Switzerland     Investment holding                       100
  Holding GmbH
Flextronics Technology         Switzerland     Design, assembly and                     100
  Switzerland GmbH                             manufacture of computer
                                               industrial grade printed
                                               circuit board assemblies
Flextronics Holding Finland      Finland       Investment holding                       100
  Oy
Flextronics Holding Germany      Germany       Investment holding                       100
  GmbH
Flextronics General Partner      Germany       Investment holding                       100
  GmbH
Flextronics International        Germany       Design, assembly and                     100
  Germany GmbH & Co. KG.                       manufacture of computer
                                               industrial grade printed
                                               circuit board assemblies
Flextronics International        Denmark       Investment holding                       100
  Denmark Aps


     The following subsidiary was liquidated during the financial year:

                                                     INTEREST                       THE GROUP'S EFFECTIVE
                NAME OF SUBSIDIARY                  DISPOSED OF    CONSIDERATION        SHAREHOLDINGS
                ------------------                  -----------    -------------    ---------------------
                                                                                           US$'000
HELD BY THE COMPANY
Hiromichi Limited.................................      100%            --                  2,107

     There were no other acquisitions or disposals of subsidiaries during the financial year.

ISSUE OF SHARES AND DEBENTURES

During the financial year,

     (i) the Company increased the authorised share capital from $1,000,000 divided into 100,000,000 ordinary shares of $0.01 each to $2,500,000 by the creation of 150,000,000 new ordinary shares of $0.01 each.

     (ii) the Company issued the following shares:

        (a) On 8 December 1999, the Company set a record date for a 2 for 1 stock split to be effected as a bonus issue. The distribution of 57,497,204 Ordinary Shares of par value of $0.01 for a 2 for 1 stock split occurred on 22 December 1999.

        (b) 8,600,000 and 13,800,000 Ordinary Shares of par value of $0.01 for cash at US$59 and US$33.84 respectively per share for public offering with proceeds amounting to US$943 million, net of issue costs of US$31 million.

        (c) 2,597,133 Ordinary Shares of par value of $0.01 for cash at a premium of US$19,821,000 net of expenses of US$552,000, by virtue of the exercise of share options previously granted and Employee Share Purchase Plan.

        (d) 503,188 Ordinary Shares of par value $0.01 issued for the acquisition of EMC International, Inc., Summit Manufacturing, Inc. and Circuit Board Assemblers, Inc.

        (e) 3,279,284 Ordinary Shares of par value $0.01 issued at a premium of US$106,559,000 for the acquisition of Kyrel EMS Oyj which was held by Flextronics Holding Finland Oy, a wholly owned subsidiary of the Company.

        (f) 976,109 Ordinary Shares of par value $0.01 issued for the acquisition of PCB Assembly Inc., which was sold to PCB Holding Corporation, Inc. at a premium of US$70,884,000.

     During the financial year, the following subsidiaries issued shares:

     (a) Flextronics KFT issued 1,050 Ordinary Shares of par value of US$1.00 to the Company.

     (b) Flextronics International Singapore Pte Ltd issued 999,998 Ordinary Shares of par value $1 to the Company.

     (c) Flextronics Manufacturing Mex S.A. de C.V. issued 21,895,300 shares of par value 10 Mexico Pesos each to the Company.

     (d) Flextronics International U.K. Ltd. issued 3,000,000 shares of par value GBP 1 each to the Company.

     (e) Parque de Technologia Electronica, S.A. de C.V. issued 11,135,541 shares of par value 10 Mexico Pesos each to the Company.

     (f) FKM Shenzhen increased its registered capital by capitalisation of intercompany loans.


     (g) DTM Products de Mexico, S.A. de C.V. issued 6,722,890 shares of par value 10 Mexico Pesos each to the Company.


     (h) Flextronics International Technologia Ltda issued 20,999,359 shares of par value BR$1 to the Company.

     (i) Flextronics International Denmark Aps issued 1,250 shares at Dkk 100 each to Flextronics Holdings U.K. Ltd.

     (j) Flextronics Consulatoria Services Ltda issued 1 share of par value 5000 Euro to Flextronics Group Sweden AB.

     (k) Flextronics Technology Holding GmbH issued 1 share at CHF 1000 and 1 share at CHF 19,000.

     (l) Flextronics Technology Switzerland GmbH issued 1 share at CHF 1000 and 1 share at CHF 1,999,000.

     (m) Flextronics Holding Germany GmbH and Flextronics General Partners issued 1 share at Euro 25,000 and 1 share at Euro 75,000.


     (n) Flextronics International Germany GmbH & Co. KG issued 1 share at Euro 50,000.



     (o)  Flextronics Holding Finland Oy issued 8 shares at Euro 1,000 each.


     (p) PCB Holding Corporation, Inc. issued 83.85 shares at US$40.9 million to the Company.

     There were no other shares or debentures issued by the Company or any corporation in the Group during the financial year.

ARRANGEMENTS TO ENABLE DIRECTORS TO ACQUIRE SHARES OR DEBENTURES

     During the financial year ended 31 March 2000, and on that date, the Company was not a party to any arrangement whose object was to enable the directors to acquire benefits through the acquisition of shares in or debentures of the Company or any other body corporate except for those disclosed under the share options below.

DIRECTORS' INTEREST IN SHARES AND DEBENTURES

     According to the Register of Directors' Shareholdings, the interests of the directors holding office at the end of the financial year in the share capital and debentures of the Company and related corporations were as follows:


                                                                      INTEREST HELD AS AT
                                                               ----------------------------------
                                                               1 APRIL 1999#        31 MARCH 2000
                                                               -------------        -------------
THE COMPANY
Ordinary shares of $0.01 each
Michael E. Marks.......................................            641,150            1,056,582
Tsui Sung Lam..........................................                588                1,176
Michael J. Moritz......................................            621,476              501,030
Richard L. Sharp.......................................          1,520,738            3,053,476
Patrick Foley..........................................             10,000               20,000
Hui Shing Leong........................................          2,225,200            3,960,900


     According to the Register of Directors' Shareholdings, the interests of the directors holding office at the end of the financial year in the share capital and debentures of the Company and related corporations were as follows:

                                                                      INTEREST HELD AS AT
                                                               ----------------------------------
                                                               1 APRIL 1999#        31 MARCH 2000
                                                               -------------        -------------
THE COMPANY
Options to acquire ordinary shares of $0.01 each
Michael E. Marks.......................................          1,530,000            4,300,000
Tsui Sung Lam..........................................            144,836              229,672
Michael J. Moritz......................................             30,000               48,000
Richard L. Sharp.......................................             30,000               60,000
Patrick Foley..........................................             36,000               84,000
Chuen Fah Alain Ahkong.................................             26,000               44,000
Hui Shing Leong........................................             36,000               12,500

     Other than as disclosed above, no other directors of the Company had an interest in any shares or debentures of the Company or related corporations either at the beginning or end of the financial year.

     # Number of shares before 2 for 1 stock split as disclosed in Note 3 to the financial statements.

DIRECTORS' CONTRACTUAL BENEFITS


     Since the end of the previous financial year, no director has received or become entitled to receive a benefit (other than as disclosed as directors' remuneration and fees in the accompanying financial statements and except for emoluments received from related corporations) by reason of a contract made by the Company or a related corporation with the director or with a firm of which he is a member or with a company in which he has a substantial financial interest except for any professional fees paid to a firm of which the director is a member as shown in the financial statements.

DIVIDENDS

     No dividend has been paid or declared since the end of the previous financial year. The directors of the Company do not recommend payment of a dividend during the financial year.

BAD AND DOUBTFUL DEBTS

     Prior to the preparation of the financial statements, the directors took reasonable steps to ensure that proper action had been taken in relation to writing off bad debts and providing for doubtful debts of the Company, and satisfied themselves that all known bad debts had been written off and that adequate provision had been made for doubtful debts.

     At the date of this report, the directors are not aware of any circumstances which would render the amount of bad debts written off or the amount of provision for doubtful debts in the consolidated financial statements inadequate to any substantial extent.

CURRENT ASSETS

     Prior to the preparation of the financial statements, the directors took reasonable steps to ensure that any current assets of the Company which were unlikely to realise their book values in the ordinary course of the business had been written down to their estimated realisable values or that adequate provision had been made for the diminution in values of such current assets.

     At the date of this report, the directors are not aware of any circumstances which would render the values attributed to current assets in the consolidated financial statements misleading.

CHARGES AND CONTINGENT LIABILITIES

     At the date of this report, no charge on the assets of the Company or any corporation in the Group has arisen which secures the liabilities of any other person and no contingent liability has arisen since the end of the financial year.

ABILITY TO MEET OBLIGATIONS

     No contingent or other liability of the Company or any corporation in the Group has become enforceable, or is likely to become enforceable, within the period of twelve months after the end of the financial year which will or may affect the ability of the Company and the Group to meet their obligations as and when they fall due.

OTHER CIRCUMSTANCES AFFECTING FINANCIAL STATEMENTS

     At the date of this report, the directors are not aware of any circumstances not otherwise dealt with in this report or the financial statements of the Company and the Group which would render any amount stated in the financial statements and consolidated financial statements misleading.

MATERIAL AND UNUSUAL TRANSACTIONS

     In the opinion of the directors, the results of the operations of the Company and of the Group for the financial year ended 31 March 2000 have not been substantially affected by any item, transaction or event of a material and unusual nature.

MATERIAL AND UNUSUAL TRANSACTIONS AFTER THE FINANCIAL YEAR

     In the opinion of the directors, except as disclosed in Note 38 of the accompanying consolidated financial statements, in the interval between the end of the financial year and the date of this report, no item, transaction or event of a material and unusual nature, likely to affect substantially the results of the operations of the Company and of the Group for the financial year in which this report is made, has arisen.

SHARE OPTIONS AND SHARE OPTION PLANS (SCHEMES)

     1993 Share Option Plan (the "1993 Plan")

     During the financial year ended 31 March 2000, Options over a total of 3,609,653 Ordinary Shares in the Company were granted with an exercise price ranging from US$22.06 to US$70.44 and a weighted average exercise price of US$33.42. 1,840,851 Ordinary Shares in the Company were issued during the financial year by virtue of the exercise of options granted under the 1993 Plan. As at 31 March 2000, the number and class of unissued shares under option granted under the 1993 Plan was 9,679,139 Ordinary Shares, net of cancellation of options for 259,318 Ordinary shares. The expiration dates range from 10 April 2000 to 5 June 2007.

     1997 Interim Option Plan (the "1997 Plan")

     During the financial year ended 31 March 2000, no options were granted under the 1997 plan. 98,028 Ordinary Shares in the Company were issued during the financial year by virtue of the exercise of options granted under the 1997 Plan. As at 31 March 2000, the number and class of unissued shares under option granted under the 1997 Plan was 471,218 Ordinary Shares, net of cancellation of options for 59,257 Ordinary Shares. The expiration dates range from 5 June 2002 to 2 June 2003.

     1998 Interim Option Plan (the "1998 Plan")

     During the financial year ended 31 March 2000, no options were granted under the 1998 plan. 491,099 Ordinary Shares in the Company were issued during the financial year by virtue of the exercise of options granted under the 1998 Plan. As at 31 March 2000, the number and class of unissued shares under option granted under the 1998 Plan was 1,000,584 Ordinary Shares, net of cancellation of options for 25,050 Ordinary Shares. The expiration dates range from 11 December 2002 to 10 December 2003.

     1999 Interim Option Plan (the "1999 Plan")

     During the financial year ended 31 March 2000, options over a total of 1,065,950 Ordinary Shares in the Company were granted with an exercise price ranging from US$21.13 to US$31.50 and a weighted average price of US$22.85. 11,293 Ordinary Shares in the Company were issued during the financial year by virtue of exercise of options granted under the 1999 Plan. As at 31 March 2000, the number and class of unissued shares under option granted under the 1999 Plan was 1,630,463 Ordinary Shares, net of cancellation of options for 42,300 Ordinary Shares. The expiration dates range from 15 December 2003 to 7 September 2004.

     Non-Plan Options (the "Non-Plan")

     During the financial year ended 31 March 2000, no options were granted under the Non Plan. 3,958 Ordinary Shares in the Company were issued during the financial year by virtue of the exercise of options granted under the Non-Plan Options.

     The exercise price of incentive share options (granted under the Non-Plan, 1993, 1997, 1998 and 1999 Plans' discretionary option grant program to employees and which qualify for favorable tax treatment under U.S. federal tax laws) and the options granted under the Plan's automatic grant program may not be less than 100% of the fair market value of the Ordinary Shares on the date of grant. The exercise price of non-statutory options (granted under the Non-Plan, 1993, 1997, 1998 and 1999 Plans discretionary option grant program to certain consultants of the company or its parent, or subsidiary corporations and which do not qualify for favorable tax treatment under U.S. Federal tax laws) must be at least 85% of the fair market value of the Ordinary Shares on the date of grant.

     No options granted under the Non-Plan, 1993, 1997 and 1998 plans may have a term in excess of five years and no options granted under the 1999 plan may have a term in excess of ten years and each option will be subject to earlier termination in the event of the optionee's cessation of service with the company. Outstanding options will not be transferable other than in connection with the optionee's death.

     In light of the substantial decline in the market price of the Company's Ordinary Shares in the first quarter of fiscal year 1998, the Company offered to all employees in June 1997 the opportunity to cancel existing options outstanding under the 1993 plan with exercise price in excess of US$23.25 per share, the fair market value of the Company's Ordinary Shares at that time, and to have such options replaced with options that have the lower exercise price of US$23.25 per share. Employees electing to have options repriced were required to accept an extension of their vesting schedule. The other terms of the options remained unchanged. On 5 June 1997, the Company amended options to purchase 288,960 shares pursuant to this offer.

     Employee Share Purchase Plan (the "ESPP")

     During the financial year, the Company increased the total number of shares reserved for issuance under the ESPP from 150,000 to 400,000 shares. The ESPP was approved by the shareholders in October 1997. Under the ESPP, employees may purchase, on a periodic basis, a limited number of ordinary shares through payroll deductions over a six month period up to 10% of each participant's compensation. The per share purchase price is 85% of the fair market value of the shares at the beginning or end of the offering period, whichever is lower. A total of 280,448 Ordinary Shares have been issued under the ESPP as at 31 March 2000. The Company estimated the per-share weighted average fair value of ordinary shares issued to employees under the ESPP was US$8.51 using the Black-Scholes option pricing model with the same assumptions as those listed for share options granted during financial year 2000.

AUDITORS


     Arthur Andersen has expressed their willingness to accept re-appointment.


ON BEHALF OF THE BOARD OF DIRECTORS

                    MICHAEL E. MARKS          TSUI SUNG LAM

Singapore

4 August 2000

                FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES

                                 BALANCE SHEETS
                              AS AT 31 MARCH 2000
                        (CURRENCY -- SINGAPORE DOLLARS)


                                                                          GROUP                    COMPANY
                                                                  ----------------------    ----------------------
                                                                    2000         1999         2000         1999
                                                                  ---------    ---------    ---------    ---------
                                                                    $'000        $'000                     $'000
                                                                  (NOTE 39)    (NOTE 38)      $'000      (NOTE 38)
SHARE CAPITAL AND RESERVES
Share capital..........................................      3        1,257          966        1,257         966
Share premium..........................................      4    2,503,078      685,322    2,563,599     628,894
Capital reserve........................................      5          255          255          255         255
Revaluation reserve....................................      6           --           --      354,793     227,650
Accumulated profits (losses)...........................      7      308,499      144,804       42,632     (23,667)
                                                                  ---------    ---------    ---------     -------
                                                                  2,813,089      831,347    2,962,536     834,098
MINORITY INTEREST......................................               5,975        6,940           --          --
                                                                  ---------    ---------    ---------     -------
                                                                  2,819,064      838,287    2,962,536     834,098
                                                                  =========    =========    =========     =======
Represented by:
FIXED ASSETS...........................................      8    1,017,218      652,315           --         143
SUBSIDIARIES...........................................      9        1,470           --      947,203     551,957
ASSOCIATED COMPANIES...................................     10           --          398           --          --
OTHER INVESTMENTS......................................     11       36,809       33,995       27,344      28,295
GOODWILL ON CONSOLIDATION..............................     12      198,310       38,918           --          --
PURCHASED GOODWILL.....................................     13       65,060       13,385           --          --
INTANGIBLE ASSETS......................................     14       14,055       14,477           --          --
DEFERRED EXPENDITURE...................................     15          282        1,095           --          --
OTHER NON-CURRENT ASSETS...............................     16      167,602       18,744      137,032      10,338
DUE FROM SUBSIDIARIES
(NON TRADE)............................................     17           --           --      617,508     103,620
CURRENT ASSETS
Stocks.................................................     18    1,430,908      383,169           --          --
Trade debtors..........................................     19    1,022,269      440,326           --          --
Other debtors, deposits and Prepayments................     20      210,334      108,399       11,922       7,006
Due from subsidiaries (trade)..........................              44,740           --      681,895     283,866
Due from subsidiaries (non trade)......................     22        2,611           --       87,396          --
Cash and cash equivalents..............................     34    1,070,142      315,425      726,103     233,724
Other short term investments...........................     11       33,844           --       33,844          --
                                                                  ---------    ---------    ---------     -------
                                                                  3,814,848    1,247,319    1,541,160     524,596
Less:
CURRENT LIABILITIES
Short term advances....................................     23      377,595       58,906           --          --
Term loans -- current portion..........................     23       32,114       31,957           --          --
Trade creditors........................................           1,379,784      587,494           --          --
Other creditors and accruals...........................     21      247,227      108,629       18,964      12,984
Hire purchase creditors, current portion...............     24       26,156       16,937           --          --
Due to subsidiaries (trade)............................               7,467           --       27,517     109,348
Provision for taxation.................................              35,976       18,544           --          --
                                                                  ---------    ---------    ---------     -------
                                                                  2,106,319      822,467       46,481     122,332
NET CURRENT ASSETS.....................................           1,708,529      424,852    1,494,679     402,264
Less:
NON-CURRENT LIABILITIES
TERM LOANS.............................................     23       49,935       37,570           --          --
SENIOR SUBORDINATED NOTES..............................     23      259,500      259,065      259,500     259,065
HIRE PURCHASE CREDITORS,NON-CURRENT PORTION............     24       54,514       40,459           --          --
DEFERRED TAXATION......................................                  --        2,850           --          --
OTHER PAYABLES.........................................     25       26,322       19,948        1,730       3,454
                                                                  ---------    ---------    ---------     -------
                                                                  2,819,064      838,287    2,962,536     834,098
                                                                  =========    =========    =========     =======


    The accompanying notes are an integral part of the financial statements.

                FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES

                         STATEMENTS OF PROFIT AND LOSS

                        FOR THE YEAR ENDED 31 MARCH 2000
                        (CURRENCY -- SINGAPORE DOLLARS)


                                                                   GROUP                COMPANY
                                                           ---------------------   -----------------
                                                             2000        1999       2000      1999
                                                           ---------   ---------   -------   -------
                                                             $'000       $'000                $'000
                                                           (NOTE 39)   (NOTE 38)    $'000
Turnover...........................................   26   7,004,286   3,332,765        --        --
                                                           =========   =========   =======   =======
Operating profit (loss)............................   27     252,171     150,018   (18,213)   (6,474)
Share of profits of associated companies...........               --       1,728        --        --
Other (expense) income, net........................   28     (31,740)    (27,540)   44,857    (6,537)
                                                           ---------   ---------   -------   -------
Profit (loss) before taxation......................          220,431     124,206    26,644   (13,011)
Taxation...........................................   29     (28,032)    (12,964)       (3)       (2)
                                                           ---------   ---------   -------   -------
Profit (loss) after taxation.......................          192,399     111,242    26,641   (13,013)
Minority interests.................................           (3,658)     (2,192)       --        --
                                                           ---------   ---------   -------   -------
Profit (loss) before extraordinary items...........          188,741     109,050    26,641   (13,013)
Extraordinary items................................   30          --      (8,945)       --        --
                                                           ---------   ---------   -------   -------
Profit (loss) for the year transferred to
  accumulated profits (losses).....................    7     188,741     100,105    26,641   (13,013)
                                                           =========   =========   =======   =======
Earnings per share (cents).........................   31
- basic (in cents).................................           173.43      123.61
- fully diluted (in cents).........................           159.58      116.74


    The accompanying notes are an integral part of the financial statements.

                FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES

                           CONSOLIDATED STATEMENT OF
                                   CASH FLOWS
                        FOR THE YEAR ENDED 31 MARCH 2000
            (CURRENCY -- SINGAPORE DOLLARS UNLESS OTHERWISE STATED)


                                                                 2000         1999
                                                              ----------    ---------
                                                                $'000         $'000
                                                              (NOTE 39)     (NOTE 38)
CASH FLOW FROM OPERATING ACTIVITIES
Profit before taxation......................................     220,431     124,206
Adjustments for:
    Depreciation of fixed assets............................     126,907      80,118
    Loss (gain) on sale of fixed assets.....................       4,672      (1,099)
    Gain on sale of associated company......................          --        (167)
    Fixed assets written off................................       5,543          32
    Share of profit from associated company.................          --      (1,728)
    Provision for stock obsolescence........................      55,034      10,714
    Amortisation of purchased goodwill......................       2,663          --
    Amortisation of goodwill on consolidation...............      13,502       3,587
    (Writeback) provision for doubtful debts................      12,050      (1,056)
    Amortisation of intangible assets.......................       3,505       4,677
    Amortisation of deferred expenditure....................          42         686
    Interest expense........................................      56,637      36,643
    Interest income.........................................     (28,479)     (9,103)
                                                              ----------    --------
Operating profit before working capital changes.............     472,507     247,510
Increase in:
    Trade debtors...........................................    (494,296)   (140,693)
    Other debtors, deposits and prepayments.................    (117,267)    (37,912)
    Stocks..................................................    (776,925)   (108,728)
    Due from subsidiaries (trade)...........................     (36,588)
    Due from subsidiaries (non-trade).......................      (2,564)
Increase in:
    Trade creditors.........................................     798,360     178,697
    Other creditors and accruals............................      68,924      11,588
                                                              ----------    --------
Cash (used in) generated from operations....................     (87,849)    150,462
Interest received...........................................      21,419       6,739
Interest paid...............................................     (53,583)    (25,535)
Income taxes paid...........................................     (11,713)     (3,856)
                                                              ----------    --------
Net cash (used in) generated from operating activities......    (131,726)    127,810
                                                              ----------    --------
CASH FLOW FROM INVESTING ACTIVITIES
Purchase of business, net of cash acquired (Note A).........    (393,746)    (25,028)
Payment for additional 10% (1999: 50%) interest in FICO.....      (7,642)    (12,013)
Effect of acquisitions on cash (Note B(i))..................       2,166         632
Acquisition of subsidiaries, net of cash acquired (Note
  B(ii))....................................................     (31,131)         --
Purchase of fixed assets....................................    (461,171)   (276,357)
Investment in associate and other investment................    (161,793)    (29,277)
Proceeds from sale of fixed assets..........................      54,646      10,176
Proceeds from sale of associated company....................          --         954
Payment of Astron earnout and repayment of Astron notes
  payable...................................................          --     (40,044)
                                                              ----------    --------
Net cash used in investing activities.......................    (998,671)   (370,957)
                                                              ----------    --------
CASH FLOW FROM FINANCING ACTIVITIES
Proceeds from issuance of shares............................   1,632,454     342,695
Dividend paid to former shareholders of PCB Assembly Inc....     (40,679)    (10,649)
Proceeds from bank borrowings...............................     367,764      44,387
(Repayment of) Proceeds from term loan......................     (83,558)      5,246
(Repayment of) Proceeds from finance lease..................       2,943       1,198
                                                              ----------    --------
Net cash provided by financing activities...................   1,878,924     382,877
                                                              ----------    --------
NET INCREASE IN CASH AND CASH EQUIVALENTS...................     748,527     139,730
EFFECT OF EXCHANGE RATE CHANGES.............................       6,190      13,971
CASH AND CASH EQUIVALENTS AT BEGINNING OF FINANCIAL YEAR....     315,425     161,724
                                                              ----------    --------
CASH AND CASH EQUIVALENTS AT END OF FINANCIAL YEAR (NOTE
  34).......................................................   1,070,142     315,425
                                                              ==========    ========


    The accompanying notes are an integral part of the financial statements.

A. During the financial year, the Company purchased the manufacturing facilities and related assets of

     (i)  Cabletron Systems Inc. in Rochester, New Hampshire and Limerick,
Ireland,

     (ii)  Fujitsu Siemens Computer in Paderbron, Germany,

     (iii) Ericsson Business Network in Visby, Sweden, and

     (iv)  ABB Automation Products in Vasteras, Sweden.

   The acquisition of the manufacturing facilities has been shown in the statement as a single item. The effect on the individual assets and liabilities is set out below:

                                                                       $'000
    Stocks......................................................      309,122
    Other debtors, deposits and prepayments.....................        8,863
    Fixed assets................................................       73,245
    Intangible assets...........................................        2,984
    Purchased goodwill..........................................       34,962
    Other creditors and accruals................................      (22,673)
    Other payables..............................................      (12,757)
                                                                      -------
    Cashflow on acquisition, net of cash acquired...............      393,746
                                                                      =======

B. The acquisition of all the subsidiaries during the financial year have been shown in the statement as a single item. The effect on the individual assets and liabilities is set out below:

   (i)

                                                                       $'000
    Trade debtors...............................................       112,326
    Stocks......................................................        52,632
    Other assets, debtors, deposits and prepayments.............        14,737
    Fixed assets................................................        58,100
    Other non-current assets....................................         1,513
    Short-term advances.........................................        (1,858)
    Term loans..................................................       (83,835)
    Hire purchase creditors.....................................       (30,371)
    Trade creditors.............................................       (86,590)
    Other creditors and accruals................................       (17,488)
    Other non-current liabilities...............................           (48)
    Purchased goodwill..........................................         2,296
                                                                      --------
    Total net assets acquired...................................        21,414
    Total purchase consideration satisfied via the issue of
      4,146,798 ordinary shares of $0.01 each at a premium of
      US$106,559................................................      (179,866)
    Goodwill on consolidation...................................       159,392
    Effect of exchange rate changes.............................         1,226
                                                                      --------
                                                                         2,166
                                                                      ========

   (ii) Trade debtors

                                                                      $'000
                                                                      ------
    Trade debtors...............................................       5,460
    Stocks......................................................       2,957
    Other assets, debtors, deposits and prepayments.............          17
    Fixed assets................................................       4,133
    Trade creditors.............................................      (3,582)
    Other creditors and accruals................................      (1,336)
    Purchased goodwill..........................................      23,482
    Cash and cash equivalents...................................       4,444
                                                                      ------
    Total Purchase Consideration................................      35,575
    Cash and cash equivalents...................................      (4,444)
                                                                      ------
    Cashflow from acquisition of subsidiaries, net of cash
      acquired..................................................      31,131
                                                                      ======

    The accompanying notes are an integral part of the financial statements.

                FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES

                       NOTES TO THE FINANCIAL STATEMENTS
                                 31 MARCH 2000
            (CURRENCY -- SINGAPORE DOLLARS UNLESS OTHERWISE STATED)

     The following notes are an integral part of and should be read in conjunction with the accompanying financial statements.

 1. THE COMPANY, ITS SUBSIDIARIES AND THEIR PRINCIPAL ACTIVITIES


     The Company is principally engaged in investment holding. The activities of the subsidiaries are in the product design, printed circuit board assembly and fabrication, material procurement, inventory management, plastic injection moulding, final system assembly and test, packaging and distribution. The components, subassemblies and finished products manufactured by the Group incorporate advanced interconnect, miniaturisation and packaging technologies such as surface mount, multichip modules and chip-on-board technologies.


     The principal activities of the subsidiaries are detailed in Note 9.

     There were no significant changes in the nature of these activities during the financial year.

 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING

     The accounts of the Company and the Group, which are maintained in United States dollars, are prepared under the historical cost convention except in respect of investment in subsidiaries which is stated at valuation based on the respective subsidiaries' net assets at the balance sheet date as discussed in later paragraph below. The financial statements have been prepared by translating the United States dollar accounts to Singapore dollars at the exchange rate ruling at the financial year-end, except for share capital and premium, capital reserve and accumulated losses which are translated at historical rates. Exchange differences on currency translation are taken to reserves.

CONSOLIDATION

     The Group financial statements include the financial statements of the Company and all its subsidiaries. The results of subsidiaries acquired or disposed of during the year are included in or excluded from the Group financial statements with effect from the respective dates of acquisition or disposal. Significant intercompany balances and transactions have been eliminated on consolidation.


     The acquisition of PCB Assembly, Inc. ("PCB Assembly") in the 2000 financial year was accounted for as a pooling of interests. Accordingly, prior period consolidated financial statements of the Group and the financial statements of the Company are restated to give effect to this acquisition.



     On acquisition of a subsidiary accounted for using purchase method, any excess of the purchase consideration over the fair value of the assets acquired at the date of acquisition is included in goodwill on consolidation and amortized on a straight-line basis. Assets, liabilities and results of overseas subsidiaries are translated into Singapore dollars on the basis outlined in later paragraph.


REVENUE RECOGNITION

     Revenues from the sale of manufactured products and services are recognized upon passage of title to the customer, which generally coincides with their delivery and passage.

     Revenues from contract manufacturing are recognized on the percentage of completion method. Any losses are provided for as they become known.

                FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES

                                 31 MARCH 2000
            (CURRENCY -- SINGAPORE DOLLARS UNLESS OTHERWISE STATED)

FIXED ASSETS AND DEPRECIATION

     Fixed assets are stated at cost less accumulated depreciation. The cost of an asset comprises its purchase price and any directly attributable costs of bringing the asset to working condition for its intended use. Expenditure for additions, improvements and renewals are capitalized and expenditure for maintenance and repairs are charged to the profit and loss account. When assets are sold or retired, any gain or loss resulting from their disposal is included in the profit and loss account.

     Fixed assets are depreciated using the straight-line method to write-off the cost over their estimated useful lives, except freehold land which is generally not depreciated. The estimated useful lives have been taken as follows:

                                                      YEARS
                                                     --------
Leasehold Land.....................................     25
Building...........................................  20 to 50
Leasehold improvements.............................  6 to 10
Plant and equipment................................  7 to 10
Others.............................................  2 to 10

SUBSIDIARIES

     The investments in subsidiaries are revalued by the directors at balance sheet date at amounts equal to the attributable net assets of the subsidiaries concerned based on their audited accounts.

     An increase in carrying amounts arising from the revaluation is credited to Revaluation Reserve. To the extent that a decrease in carrying amount offsets a previous increase that has been charged or credited to Revaluation Reserve and not subsequently reversed or utilized, it is charged against that Revaluation Reserve. In all other cases, a decrease in carrying amount is charged to income. An increase on revaluation directly related to a previous decrease in carrying amount that was charged to income is credited to income to the extent that it offsets the previously recorded decrease.

     Where a subsidiary is acquired at the end of a financial year, there will be no revaluation of the subsidiary in the year of acquisition.

ASSOCIATED COMPANIES

     An associated company is defined as a company, not being a subsidiary, in which the Group has a long term interest of not less than 20% of the equity and in whose financial and operating policy decisions the Group exercises significant influence.

     Investment in associated companies are stated in the Company's financial statements at cost and provision is made where there is a decline in value that is other than temporary.

     The Group's share of the results of associated companies is included in the consolidated profit and loss account. The Group's share of the post acquisition reserves of associated companies is included in the investments in the consolidated balance sheet. Where the audited accounts are not co-terminus with those of the Group, the share of profits is arrived at from the last audited accounts available and unaudited management accounts to the end of the accounting period.

                FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES

                                 31 MARCH 2000
            (CURRENCY -- SINGAPORE DOLLARS UNLESS OTHERWISE STATED)

OTHER INVESTMENTS

     Quoted and unquoted investments held on a long-term basis are stated at cost. Provision is made where there is a decline in value that is other than temporary.

     Dividend income is recorded gross on the date it is declared payable by the investee company. Interest income is recognised on the accrual basis.

GOODWILL ON CONSOLIDATION

     Goodwill on consolidation represents the excess of the purchase price of acquired companies over the fair value of the net assets acquired. Goodwill is amortized on a straight-line basis over the estimated life of the benefits received which ranges from eight to twenty-five years. On an annual basis, the Company evaluates recorded goodwill potential impairment against the current and estimated undiscounted future operating income before goodwill amortization of the business to which the goodwill relates.

PURCHASED GOODWILL

     Purchased goodwill on consolidation represents the excess of the purchase price of acquired assets over the fair value of the net assets acquired. Goodwill is amortized on a straight-line basis over the estimated life of the benefits received of ten to fourteen years.

INTANGIBLE ASSETS

     Intangible assets comprise technical agreements, patents, trademarks, developed technologies and identifiable assets in a subsidiary's assembled work force, its favorable lease and its customer list.

     Technical agreements are being amortized on a straight-line basis over the periods not exceeding five years. Patents and trademarks are being amortized on a straight-line basis over periods of up to ten years. Purchased technologies are being amortized on a straight-line basis over periods not exceeding seven years. The identifiable intangible assets in the subsidiaries assembled work force, its favorable lease and its customer list are amortized on a straight line basis over the estimated life of the benefits received of three to ten years.

DEFERRED EXPENDITURE

     Deferred expenditure comprises preliminary expenses and is written off to profit and loss account on a straight-line basis over a three-year period commencing from the date of commercial operations.

TAXATION

     Income tax expense is determined on the basis of tax effect accounting, using the liability method and is applied to all significant timing differences. Deferred tax benefits are not recognised unless there is reasonable expectation of their realisation.

STOCKS

     Stocks are stated at the lower of cost and net realizable value. Cost comprises direct materials on a first-in-first-out basis and in the case of finished products, includes direct labor and attributable production overheads based on normal levels of activity. Net realizable value represents the estimated selling price less anticipated cost of disposal. Provision is made for deteriorated, damaged, obsolete and slow-moving stocks.

                FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES

                                 31 MARCH 2000
            (CURRENCY -- SINGAPORE DOLLARS UNLESS OTHERWISE STATED)

HIRE PURCHASE ASSETS

     Where assets are financed by hire purchase agreements that give rights approximating to ownership (finance leases), the assets are capitalized under fixed assets as if they had been purchased during the periods of the leases and the corresponding lease commitments are included under liabilities. Lease payments are treated as consisting of capital and interest elements and the interest is charged to profit and loss accounts. Depreciation on the relevant assets is charged to profit and loss account on the basis outlined in note above.

FOREIGN CURRENCY TRANSACTIONS AND BALANCES


     Foreign currency assets and liabilities are converted to United States dollars at rates approximating those ruling at balance sheet date. Foreign currency transactions are converted to United States dollars at the rates ruling at the date of transactions. All exchange differences on conversion of foreign currencies are dealt with in the profit and loss account.


     The functional currency consolidated financial statements are translated into the reporting currency, Singapore dollars, using the year end exchange rate to translate assets and liabilities and average rates to translate profit and loss statement items. Exchange differences arising therefrom are taken into reserves.

FORWARD CONTRACTS

     The Company enters into forward exchange contracts to hedge underlying transactional currency exposures and does not engage in foreign currency speculation. The credit risk of these forward contracts is minimal since the contracts are with large financial institutions. The Company hedges committed exposures and these forward contracts generally do not subject the Company to risk of accounting losses. The gains and losses on forward contracts generally offset the gains and losses on the asset, liabilities and transactions hedged.

     Profits and losses on outstanding forward foreign exchange contracts and currency swaps used for hedging purposes are computed by revaluing these unmatured contracts at the exchange rate prevailing at year end and are dealt with through the statement of income to match against the exchange differences on the underlying foreign currency exposures being hedged. The premium or discount arising on these foreign exchange contracts is recognised in the statement of income over the period of the hedge.

EXTRAORDINARY ITEMS

     These are material items, stated net of income tax, which are derived from events or transactions outside the ordinary activities of the Company which are not expected to recur frequently or regularly.

                FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES

                                 31 MARCH 2000
            (CURRENCY -- SINGAPORE DOLLARS UNLESS OTHERWISE STATED)

 3. SHARE CAPITAL


                                                              GROUP AND COMPANY
                                                              ------------------
                                                              2000       1999
                                                              -----    ---------
                                                                         $'000
                                                              $'000    (NOTE 38)
Authorised:
-- 250,000,000 (1999:100,000,000) Ordinary Shares of $0.01
  each......................................................  2,500      1,000
                                                              =====      =====
Issued and fully paid
-- Balance brought forward..................................    966        408
-- 6,969,649 Ordinary shares of $0.01 issued in the
  financial year 1999.......................................     --         70
-- 29,143,931 Ordinary shares of $0.01 issued in the
  financial year 2000.......................................    291         --
                                                              -----      -----
-- Balance as previously stated.............................  1,257        478
-- retroactive adjustment for 2 for 1 bonus issue (Note
  4)........................................................     --        478
retroactive adjustment on merger of companies (Note
  2 -- "Consolidation", 2nd paragraph)......................     --         10
                                                              -----      -----
-- 125,697,596 (1999: 96,553,665) ordinary shares of $0.01
  each......................................................  1,257        966
                                                              =====      =====


During the financial year,

     (i) the Company increased the authorised share capital from $1,000,000 divided into 100,000,000 ordinary shares of $0.01 each to $2,500,000 by the creation of 150,000,000 new ordinary shares of $0.01 each.

     (ii) the Company issued the following shares:


        (a) On 8 December 1999, the Company set a record date for a 2 for 1 stock split to be effected as a bonus issue. The distribution of 57,497,204 Ordinary Shares of par value of $0.01 for a 2 for 1 stock split occurred on 22 December 1999.



        (b) 8,600,000 and 13,800,000 Ordinary Shares of par value of $0.01 for cash at US$59 and US$33.84 respectively per share for public offering with proceeds amounting to US$943 million, net of issue costs of US$31 million.



        (c) 2,597,133 Ordinary Shares of par value of $0.01 for cash at a premium of US$19,821,000 net of expenses of US$552,000, by virtue of the exercise of share options previously granted and Employee Share Purchase Plan.



        (d) 503,188 Ordinary Shares of par value $0.01 issued for the acquisition of EMC International, Inc., Summit Manufacturing, Inc. and Circuit Board Assemblers, Inc.



        (e) 3,279,284 Ordinary Shares of par value $0.01 issued at a premium of US$106,559,000 for the acquisition of Kyrel EMS Oyj which was held by Flextronics Holding Finland Oy, a wholly owned subsidiary of the Company.



        (f) 976,109 Ordinary Shares of par value $0.01 issued for the acquisition of PCB Assembly Inc., which was sold to PCB Holding Corporation, Inc. at a premium of US$70,884,000.

                FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES

                                 31 MARCH 2000
            (CURRENCY -- SINGAPORE DOLLARS UNLESS OTHERWISE STATED)

 4. SHARE PREMIUM

     Movements in the account are as follows:


                                                          GROUP                    COMPANY
                                                  ----------------------    ----------------------
                                                    2000         1999         2000         1999
                                                  ---------    ---------    ---------    ---------
                                                                 $'000                     $'000
                                                    $'000      (NOTE 38)      $'000      (NOTE 38)
Balance as previously stated....................    685,322     334,857       628,894     278,476
Retroactive adjustment on 2 for 1 bonus issue
  (Note 3)......................................         --        (478)           --        (478)
Retroactive adjustment on merger of companies
  (Note 2 -- "Consolidation", 2nd paragraph)....         --          47            --          --
                                                  ---------     -------     ---------     -------
Balance brought forward.........................    685,322     334,426       628,894     277,998
Premium on issue of Ordinary Shares.............  1,686,171     345,671     1,686,171     345,671
Expenses on issuance of Ordinary Shares.........    (53,967)     (3,048)      (53,967)     (3,048)
Issuance of Ordinary Shares for acquisitions of
  companies.....................................    179,866       8,273       302,501       8,273
Impact of immaterial pooling of interest
  acquisitions..................................      2,779          --            --          --
Tax benefit on employee stock plans.............      2,907          --            --          --
                                                  ---------     -------     ---------     -------
At end of financial year........................  2,503,078     685,322     2,563,599     628,894
                                                  =========     =======     =========     =======


 5. CAPITAL RESERVES

     The Company, which is listed on NASDAQ in the United States of America, also prepares accounts which comply with United States generally accepted accounting principles. These accounts, which are in United States dollars, are filed with the Securities and Exchange Commission ("SEC") in the United States. During the year ended 31 March 1994, an amount of $254,885, representing the difference between the fair market value at the date of grant of certain share options to selected management employees and the exercise price of the options, was charged to the profit and loss account in compliance with United States generally accepted accounting principles. No such charge was made in the preparation of the Singapore statutory accounts as there is no equivalent accounting standard in Singapore. In order to reduce the revenue reserve to that reported in the accounts prepared in compliance with United States generally accepted accounting principles, an amount of $254,885 was transferred from revenue reserve to capital reserve. Details of the share options granted are detailed in Note 33.

 6. REVALUATION RESERVES

                                                                   COMPANY
                                                              ------------------
                                                               2000       1999
                                                              -------    -------
                                                               $'000      $'000
At beginning of financial year..............................  227,650     91,553
Net adjustment during the financial year (Note 9)...........  127,143    136,097
                                                              -------    -------
At end of financial year....................................  354,793    227,650
                                                              =======    =======

                FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES

                                 31 MARCH 2000
            (CURRENCY -- SINGAPORE DOLLARS UNLESS OTHERWISE STATED)

 7. ACCUMULATED PROFITS (LOSSES)

     This account consists of:


                                                             GROUP                  COMPANY
                                                     ----------------------    ------------------
                                                       2000         1999        2000       1999
                                                     ---------    ---------    -------    -------
                                                       $'000        $'000
                                                     (NOTE 39)    (NOTE 38)     $'000      $'000
At beginning of financial year:
  As previously stated.............................   144,804       10,962     (23,667)   (47,142)
  Retroactive adjustment for acquisition of
     companies (Note 2 -- "Consolidation", 2nd
     paragraph)....................................        --       22,556          --         --
                                                      -------      -------     -------    -------
Balance brought forward............................   144,804       33,518     (23,667)   (47,142)
Impact of immaterial pooling of interests
  acquisitions.....................................    (3,734)          --          --
Exchange difference arising on translation.........    19,367       21,828      39,658     36,488
Retained profit (loss) for the year................   188,741      100,105      26,641    (13,013)
Dividend issued to former shareholder of PCB
  Assembly, Inc....................................   (40,679)     (10,647)         --         --
                                                      -------      -------     -------    -------
At end of financial year...........................   308,499      144,804      42,632    (23,667)
                                                      =======      =======     =======    =======
This account consists of:
Retained by:
Company............................................    42,632      (23,667)
Subsidiaries.......................................   265,867      165,844
Associated companies...............................        --        2,627
                                                      -------      -------
                                                      308,499      144,804
                                                      =======      =======

                FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES

                                 31 MARCH 2000
            (CURRENCY -- SINGAPORE DOLLARS UNLESS OTHERWISE STATED)

 8. FIXED ASSETS

GROUP


                                                          LEASEHOLD     PLANT AND
                                      LAND    BUILDING   IMPROVEMENTS   EQUIPMENT   OTHERS        TOTAL
                                     ------   --------   ------------   ---------   -------   -------------
                                                                                                  $'000
                                     $'000     $'000        $'000         $'000      $'000    (NOTE 38, 39)
COST
At beginning of financial year.....  36,181   180,825       40,708       429,058    136,449       823,221
Retroactive adjustment on merger of
  companies (Note 2 --
  "Consolidation", 2nd
  paragraph).......................      --        --        8,119        15,023      2,365        25,507
                                     ------   -------      -------       -------    -------     ---------
Balance brought forward............  36,181   180,825       48,827       444,081    138,814       848,728
Currency re-alignment..............     (67)  (14,724)       2,630       (35,674)    (7,822)      (55,657)
Due to acquisitions of
  subsidiaries.....................   1,260    37,384        3,905       127,645     11,305       181,499
Additions..........................  22,345   113,358       50,158       171,763    103,548       461,172
Disposals..........................    (215)   (1,804)     (24,226)      (35,621)   (25,708)      (87,574)
                                     ------   -------      -------       -------    -------     ---------
At end of financial year...........  59,504   315,039       81,294       672,194    220,137     1,348,168
                                     ======   =======      =======       =======    =======     =========
ACCUMULATED DEPRECIATION
At beginning of financial year.....   1,285    15,569        6,948       138,081     26,617       188,500
Retroactive adjustment on merger of
  companies (Note 2 --
  "Consolidation", 2nd
  paragraph).......................      --        --          195         7,718         --         7,913
                                     ------   -------      -------       -------    -------     ---------
Balance brought forward............   1,285    15,569        7,143       145,799     26,617       196,413
Currency re-alignment..............       3    (1,263)         (57)      (16,279)    (2,329)      (19,925)
Due to acquisitions of
  subsidiaries.....................      --     2,383        1,619        47,449      3,999        55,450
Additions..........................     138     6,149        9,671        81,370     29,579       126,907
Disposals..........................    (895)     (277)      (3,375)      (16,401)    (6,947)      (27,895)
                                     ------   -------      -------       -------    -------     ---------
At end of financial year...........     531    22,561       15,001       241,938     50,919       330,950
                                     ======   =======      =======       =======    =======     =========
Depreciation charge for 1999.......     974     6,991        3,269        56,415     12,469        80,118
                                     ======   =======      =======       =======    =======     =========
NET BOOK VALUES
At 31.3.2000.......................  58,973   292,478       66,293       430,256    160,218     1,017,218
                                     ======   =======      =======       =======    =======     =========
At 31.3.99.........................  34,896   165,256       41,684       298,282    112,197       652,315
                                     ======   =======      =======       =======    =======     =========


     Plant and equipment includes items with net book value of approximately $47,625,000 (1999: $66,144,000) which were purchased under hire purchase contracts.

     Land and building with a net book value of $26,016,000 (1999: $39,696,000) are mortgaged.

                FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES

                                 31 MARCH 2000
            (CURRENCY -- SINGAPORE DOLLARS UNLESS OTHERWISE STATED)

COMPANY 2000

                                                              OTHERS
                                                              ------
                                                              $'000
COST
At beginning of financial year..............................    143
Currency re-alignment.......................................      3
Additions...................................................     --
Disposals...................................................   (146)
                                                               ----
At end of financial year....................................     --
                                                               ====
ACCUMULATED DEPRECIATION
At beginning of financial year..............................     --
Currency re-alignment.......................................     --
Additions...................................................     --
Disposals...................................................     --
                                                               ----
At end of financial year....................................     --
                                                               ====
Charge for 1999.............................................     --
                                                               ====
NET BOOK VALUES
At 31.3.2000................................................     --
                                                               ====
At 31.3.1999................................................    143
                                                               ====

 9. SUBSIDIARIES

     (a) Subsidiaries comprise:

                                                                    COMPANY
                                                              --------------------
                                                               2000        1999
                                                              -------    ---------
                                                                           $'000
                                                               $'000     (NOTE 39)
At cost:
  Balance at beginning of financial year....................  258,147     158,528
  Increase investment in existing subsidiaries..............  155,247      37,996
  Acquisitions of subsidiaries..............................  115,573      61,623
  Subsidiary liquidated.....................................   (3,645)         --
                                                              -------     -------
  Balance at end of financial year..........................  525,322     258,147
                                                              =======     =======
  Revaluation:
  Balance at beginning of financial year....................  254,787     118,690
  Net adjustments during the year...........................  127,143     136,097
                                                              -------     -------
  Balance at end of financial year..........................  381,930     254,787
                                                              -------     -------
  Currency re-alignment.....................................   39,951      39,023
                                                              -------     -------
  Balance at end of year....................................  947,203     551,957
                                                              =======     =======

     The Company's investment in subsidiaries is stated at the attributable share of their combined net asset value. The revaluation surplus for the financial year is $127,143,000 (1999: $136,097,000).

                FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES

                                 31 MARCH 2000
            (CURRENCY -- SINGAPORE DOLLARS UNLESS OTHERWISE STATED)

     The subsidiaries acquired during the financial year have been stated at the cost of investment less any provision for diminution in net asset value. It is the directors' opinion that no provision for diminution in net asset value of these subsidiaries is necessary in the current year.

     The Company's subsidiaries operating in the People's Republic of China are required to obtain approval from the relevant authorities when making foreign currency payments.

     (b) The Company and the Group had the following subsidiaries as at 31 March 2000:

                                                                       PERCENTAGE OF     ORIGINAL COST OF
                                                       COUNTRY OF     EQUITY HELD BY        INVESTMENT
                                                     INCORPORATION       THE GROUP         BY THE GROUP
                                                      AND PLACE OF    ---------------   -------------------
          NAME              PRINCIPAL ACTIVITIES        BUSINESS       2000     1999     2000       1999
          ----              --------------------     --------------   ------   ------   -------   ---------
                                                                        %        %      US$'000    US$'000
HELD BY THE COMPANY
Flextronics Singapore     Design, assembly and         Singapore        100      100     3,977      3,977
Pte Ltd ##                manufacture of computer
                          industrial grade printed
                          circuit board sub-
                          assemblies, systems
                          assembly and testing
Flextronics               Manufacture of               Hong Kong        100      100        **         **
Manufacturing (H.K.)      components for computer
Limited #                 equipment
FICO Investment           Sale and manufacture of      Hong Kong        100       90    23,310     20,310
Holding Limited           plastic products
("FICO") #
Flextronics               Design, assembly and       United States      100      100    62,168     62,168
International             manufacture of computer      of America
USA, Inc. @               industrial grade printer
                          circuit board sub-
                          assemblies, and products
                          requiring advance
                          electronics packaging,
                          marketing and
                          procurement
                          representative
Flextronics Holdings      Investment holding         United Kingdom     100      100         1          1
UK Limited #
Flextronics               Investment holding          Netherlands       100      100        20         20
International
Europe BV #
Circuit Board             Design, assembly and       United States      100       --         1         --
Assemblers, Inc. @        manufacture of computer      of America
                          industrial grade printed
                          circuit board sub-
                          assemblies, systems
                          assembly and testing
EMC International, Inc.   Electro-magnetic           United States      100       --         2         --
@                         interference testing         of America
Summit Manufacturing,     Contract manufacturer of   United States      100       --         1         --
Inc. @                    cable assemblies             of America
PCB Holding               Investing holding          United States      100       --    40,890         --
Corporation, Inc. @                                    of America
Flextronics Technology    Design, assembly and          Malaysia        100       --        **         --
Sdn Bhd ***               manufacture of computer
                          industrial grade printed
                          circuit board sub-
                          assemblies, systems
                          assembly and testing

                FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES

                                 31 MARCH 2000
            (CURRENCY -- SINGAPORE DOLLARS UNLESS OTHERWISE STATED)

                                                                       PERCENTAGE OF     ORIGINAL COST OF
                                                       COUNTRY OF     EQUITY HELD BY        INVESTMENT
                                                     INCORPORATION       THE GROUP         BY THE GROUP
                                                      AND PLACE OF    ---------------   -------------------
          NAME              PRINCIPAL ACTIVITIES        BUSINESS       2000     1999     2000       1999
          ----              --------------------     --------------   ------   ------   -------   ---------
                                                                        %        %      US$'000    US$'000
FLX Cyprus Limited #      Investment holding             Cyprus         100      100         7         **
Flextronics               Investment holding            Austria          92       92    13,019     13,019
International
GmBH (formerly known
as "Neutronics
Electronic
Industries Holding A.G")
#
Parque de technologia     Management of real             Mexico         100      100    24,618     17,518
Electronics #             estate business park
(formerly known as
"Flextronics de Mexico,
S.A. de C.V.")
Flextronics               Design, assembly and           Mexico         100      100    23,005          5
Manufacturing Mex,        manufacture of computer
S.A. de C.V. #            industrial grade printed
                          circuit board sub-
                          assemblies, products
                          that require advanced
                          electronic packaging,
                          systems assembly,
                          testing and trading of
                          components
DTM Products de           Sales and manufacture of       Mexico         100      100    43,605          5
Mexico, S.A. de C.V. #    plastic material
                          products and its
                          by-products
Flextronics               Contract manufacturer of   United Kingdom     100      100     8,831      4,057
International             electronics and
(UK) Limited #            telecommunication
                          equipment providing
                          turnkey manufacturing
                          services to its
                          customers
Astron Technologies       Sales and marketing          Mauritius        100      100     9,050         50
Limited +                 business
Flextronics Technology    Design, assembly and           China          100      100    11,333     11,333
(Zhuhai) Co., Limited     manufacture of computer
(formerly known as        industrial grade printed
"Zhuhai Dao Men Chao Yi   circuit board sub-
Technology Co Ltd") #     assemblies, systems
                          assembly, manufacture
                          miniature, gold-finished
                          printed circuit boards
Flextronics               Sales and marketing           Malaysia        100      100        **         **
International             business
Latin America (L) Ltd #
DTM Latin America (L)     Sales and marketing           Malaysia        100      100        **         **
Ltd #                     business
Flextronics               Design, assembly and       United States      100      100         4          4
International             manufacture of computer      of America
Fremont, Inc.             industrial grade printed
(formerly known as        circuit board sub-
"Altatron, Inc.") @       assemblies and systems
                          assembly
Marathon Business Park    Management of real         United States      100      100         1          1
LLC @                     estate business park         of America

                FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES

                                 31 MARCH 2000
            (CURRENCY -- SINGAPORE DOLLARS UNLESS OTHERWISE STATED)


                                                                       PERCENTAGE OF     ORIGINAL COST OF
                                                       COUNTRY OF     EQUITY HELD BY        INVESTMENT
                                                     INCORPORATION       THE GROUP         BY THE GROUP
                                                      AND PLACE OF    ---------------   -------------------
          NAME              PRINCIPAL ACTIVITIES        BUSINESS       2000     1999     2000       1999
          ----              --------------------     --------------   ------   ------   -------   ---------
                                                                        %        %      US$'000    US$'000
Flextronics               Design, assembly and           Brazil         100      100    22,983     15,326
International             manufacture of computer
Technologies Ltda         industrial grade printed
(formerly known as        circuit board sub-
"Conexao Informatica      assemblies and systems
Ltda") @                  assembly
Hiromichi Limited @       Dormant                    British Virgin      --      100        --      2,107
                                                        Islands
Flextronics Hungaria      Investment holding            Hungary         100      100        17         17
Kereskedelmi es, Kft #
Flextronics               Design, assembly and         Singapore        100      100       609         **
International             manufacture of computer
Singapore Pte Ltd         industrial grade printed
                          circuit board sub-
                          assemblies, system
                          assembly and testing and
                          performing procurement
                          and logistic functions
                          on behalf of related
                          parties
F.L. Tronics              Design, assembly and           Sweden         100       --    25,907         --
  International Sweden    manufacture of computer
  AB (aka Flextronics     industrial grade printed
  International Sweden    circuit board sub-
  AB) #                   assemblies, system
                          assembly and testing
HELD BY SUBSIDIARIES
Flextronics Computer      Dormant                        China          100      100        --         --
(Shekou) Ltd. #
Flextronics Industrial    Design, assembly and           China          100      100        --         --
(Shenzhen) Ltd. #         manufacture of computer
                          industrial grade printed
                          circuit board sub-
                          assemblies, systems
                          assembly and testing
Flextronics Malaysia      Design, assembly and          Malaysia        100      100        --         --
Sdn. Bhd. #               manufacture of computer
                          industrial grade printed
                          circuit board sub-
                          assemblies, system
                          assembly and testing
Flex International        Sales and marketing           Malaysia        100      100        --         --
Marketing (L) Ltd. #      business
Astron Group Limited #    Manufacture of               Hong Kong        100      100        --         --
                          miniature, gold-finished
                          printed circuit boards
Astron Group (China)      Manufacture of                 China        96.25    96.25        --         --
Limited #                 miniature, gold-finished
(formerly known as Zhu    printed circuit boards
Hai Dao Men Chao Yi
Electronics Co Ltd)
FKM (Shenzhen) Ltd. #     Sales and manufacture of       China          100      100        --         --
                          plastic material
                          products and its
                          by-products

                FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES

                                 31 MARCH 2000
            (CURRENCY -- SINGAPORE DOLLARS UNLESS OTHERWISE STATED)


                                                                       PERCENTAGE OF     ORIGINAL COST OF
                                                       COUNTRY OF     EQUITY HELD BY        INVESTMENT
                                                     INCORPORATION       THE GROUP         BY THE GROUP
                                                      AND PLACE OF    ---------------   -------------------
          NAME              PRINCIPAL ACTIVITIES        BUSINESS       2000     1999     2000       1999
          ----              --------------------     --------------   ------   ------   -------   ---------
                                                                        %        %      US$'000    US$'000
Proactive Corporation,    Procurement of             United States      100      100        --         --
Inc. #                    components.                  of America
DTM Products, Inc. #      Sales and manufacture of   United States      100      100        --         --
                          plastic material             of America
                          products and its
                          by-products
Flextronics Distribution  Distribution and           United States      100      100        --         --
Inc. #                    warehousing                  of America
Flextronics Group         Investment holding             Sweden         100      100        --         --
Sweden AB (formerly
known as F.L. Tronics
Holdings AB) #
Flextronics               Design, assembly and           France         100       --        --         --
International             manufacture of computer
France S.A. #             industrial grade printed
                          circuit board sub-
                          assemblies, systems
                          assembly and testing
Igrene AB                 Design, assembly and           Sweden         100      100        --         --
(formerly known as        manufacture of computer
"Energipilot AB") #       industrial grade printed
                          circuit board sub-
                          assemblies and system
                          assembly
Althofen Electronics      Contract manufacturer of      Austria         100      100        --         --
GmbH #                    electronics products
Flextronics               Contract manufacturer of      Hungary         100      100        --         --
International             electronics products
Kft (formerly known as
"HTR Technikai
Rendezerszolgaltato
Kft") #
Ecoplast Muanyangipari    Sales and manufacture of      Hungary         100      100        --         --
Termekeket Gyarto Kft     plastic material
(formerly known as        products and its
"Neutronics Ecoplast      by-products
Muanyangipari
Termekeket Gyarto Kft")
#
Components, Kft           Provision of                  Hungary         100      100        --         --
(formerly known as        manufacturing labour
Neutronics Components     services and facilities
Kft) #
Moctol AB (formerly       Contract manufacturer of       Sweden         100      100        --         --
known as "Energipilot     cable assemblies
Component AB") #
Tolipig AB (formerly      Design, assembly and           Sweden         100      100        --         --
known as "Energipilot     manufacture of printed
Katrineholm               circuit board sub-
AB") #                    assemblies
Noitall AB                Installation PBX               Sweden         100      100        --         --
(formerly known as        communication systems
"Energipilot
Installation AB") #

                FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES

                                 31 MARCH 2000
            (CURRENCY -- SINGAPORE DOLLARS UNLESS OTHERWISE STATED)


                                                                       PERCENTAGE OF     ORIGINAL COST OF
                                                       COUNTRY OF     EQUITY HELD BY        INVESTMENT
                                                     INCORPORATION       THE GROUP         BY THE GROUP
                                                      AND PLACE OF    ---------------   -------------------
          NAME              PRINCIPAL ACTIVITIES        BUSINESS       2000     1999     2000       1999
          ----              --------------------     --------------   ------   ------   -------   ---------
                                                                        %        %      US$'000    US$'000
Flextronics               Manufacture of                Scotland        100      100        --         --
International             electronics and
Scotland, Limited         telecommunications
(formerly known as        equipment
"Altatron (Europe)
Limited") #
PCB Assembly Inc. @       Design, assembly and       United States      100       --        --         --
                          manufacture of computer      of America
                          industrial grade printed
                          circuit board sub-
                          assemblies and systems
                          assembly
Flextronics Consulatoria  Investment holding            Portugal        100       --        --         --
Services Ltda ***
Flextronics Technology    Investment holding          Switzerland       100       --        --         --
Holding GmbH ***
Flextronics Technology    Design, assembly and        Switzerland       100       --        --         --
Switzerland GmbH ***      manufacture of computer
                          industrial grade printed
                          circuit board assemblies
Flextronics Holding       Investment holding            Finland         100       --        --         --
Finland Oy #
Flextronics Germany       Investment holding            Germany         100       --        --         --
Holding GmbH ***
Flextronics General       Investment holding            Germany         100      100
Partner GmbH
Flextronics               Design, assembly and          Germany         100      100
International             manufacture of computer
Germany GmbH & Co.        industrial grade printed
KG                        circuit board assemblies
Flextronics               Investment holding            Denmark         100      100
International
Denmark Aps
Mecha Design s.r.l @@     Design of moulding for         Italy           85       55        --         --
                          plastic products


---------------
@ Not required to present audited financial statements for the financial year by the laws of its country of incorporation


#    Audited by an associated firm of Arthur Andersen Singapore


+    Audited by another firm of auditors

**   Amount less than $1,000

@@ Accounted for in the financial statements as an associated company in the 1999 financial year

## Not required to present audited financial statements for the financial year as the liquidation process commenced subsequent to the financial year end.

*** Not required to present audited financial statements, being its first year of incorporation.

                FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES

                                 31 MARCH 2000
            (CURRENCY -- SINGAPORE DOLLARS UNLESS OTHERWISE STATED)

10. ASSOCIATED COMPANIES

     (a) Associated companies comprise:

                                                                GROUP          COMPANY
                                                            -------------   -------------
                                                            2000    1999    2000    1999
                                                            -----   -----   -----   -----
                                                            $'000   $'000   $'000   $'000
Unquoted equity shares at cost............................   398     398      --      --
Reclassed to subsidiaries.................................  (398)     --      --      --
                                                            ----     ---     ---     ---
                                                              --     398      --      --
                                                            ----     ---     ---     ---

     During the financial year, the Company and the Group acquired 100% of the interest in the associated company.

11. OTHER INVESTMENTS

                                                              GROUP               COMPANY
                                                        -----------------    -----------------
                                                         2000       1999      2000       1999
                                                        -------    ------    -------    ------
                                                         $'000     $'000      $'000     $'000
Short-term investments, at cost
Quoted investments....................................   33,844        --     33,844        --
                                                        =======    ======    =======    ======
Market value of Quoted investments....................  121,937        --    121,937        --
                                                        =======    ======    =======    ======
Long-term investments, at cost
Unquoted investments..................................   36,809    33,995     27,344    28,295
                                                        =======    ======    =======    ======

12. GOODWILL ON CONSOLIDATION

                                                                    GROUP
                                                              -----------------
                                                               2000       1999
                                                              -------    ------
                                                               $'000     $'000
COST
At beginning of financial year..............................   52,431    35,246
Currency re-alignment.......................................     (379)    2,546
Additions...................................................  173,483    14,639
                                                              -------    ------
At end of financial year....................................  225,535    52,431
                                                              =======    ======
ACCUMULATED AMORTISATION
At beginning of financial year..............................   13,513     9,146
Currency re-alignment.......................................      210       780
Amortisation for the financial year.........................   13,502     3,587
                                                              -------    ------
At end of financial year....................................   27,225    13,513
                                                              -------    ------
Net book value at end of financial year.....................  198,310    38,918
                                                              =======    ======

                FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES

                                 31 MARCH 2000
            (CURRENCY -- SINGAPORE DOLLARS UNLESS OTHERWISE STATED)

13. PURCHASED GOODWILL

                                                                   GROUP
                                                              ----------------
                                                               2000      1999
                                                              ------    ------
                                                              $'000     $'000
COST
At beginning of financial year..............................  13,385        --
Currency re-alignment.......................................     (23)       --
Additions...................................................  54,538    13,385
                                                              ------    ------
At end of financial year....................................  67,900    13,385
                                                              ======    ======
ACCUMULATED AMORTISATION
At beginning of financial year..............................      --        --
Currency re-alignment.......................................     177        --
Amortisation for the financial year.........................   2,663        --
                                                              ------    ------
At end of financial year....................................   2,840        --
                                                              ------    ------
Net book value at end of financial year.....................  65,060    13,385
                                                              ======    ======

14. INTANGIBLE ASSETS

                                                                   GROUP
                                                              ----------------
                                                               2000      1999
                                                              ------    ------
                                                              $'000     $'000
COST
At beginning of financial year..............................  24,579    27,398
Currency re-alignment.......................................    (101)    2,242
Additions...................................................   3,796     1,215
Write off to plant closure expense..........................      --    (6,276)
Reclassification............................................  (1,093)       --
                                                              ------    ------
At end of financial year....................................  27,181    24,579
                                                              ======    ======
ACCUMULATED AMORTISATION
At beginning of financial year..............................  10,102    10,655
Currency re-alignment.......................................      73     1,046
Amortisation for the financial year.........................   3,505     4,677
Write off to plant closure expense..........................      --    (6,276)
Reclassification............................................    (554)       --
                                                              ------    ------
At end of financial year....................................  13,126    10,102
                                                              ------    ------
Net book value at end of financial year.....................  14,055    14,477
                                                              ======    ======

                FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES

                                 31 MARCH 2000
            (CURRENCY -- SINGAPORE DOLLARS UNLESS OTHERWISE STATED)

15. DEFERRED EXPENDITURE

                                                                   GROUP
                                                              ---------------
                                                               2000     1999
                                                              ------    -----
                                                              $'000     $'000
COST
At beginning of financial year..............................   2,562    2,743
Currency re-alignment.......................................     (78)     117
Additions...................................................      --       52
Disposals...................................................  (2,093)    (350)
                                                              ------    -----
At end of financial year....................................     391    2,562
                                                              ======    =====
AMORTISATION
At beginning of financial year..............................   1,467      706
Currency re-alignment.......................................      (4)      75
Charge for the year.........................................      42      686
Disposals...................................................  (1,396)      --
                                                              ------    -----
At end of financial year....................................     109    1,467
                                                              ------    -----
Net book value at end of financial year.....................     282    1,095
                                                              ======    =====

16. OTHER NON-CURRENT ASSETS


                                                              GROUP               COMPANY
                                                        -----------------    -----------------
                                                         2000       1999      2000       1999
                                                        -------    ------    -------    ------
                                                         $'000     $'000      $'000     $'000
Investment securities.................................       --     1,846         --        --
Prepaid bank arrangement fees.........................    5,658     7,254      5,552     6,884
Notes receivable......................................  143,175     5,608    131,480     3,454
Others................................................   18,769     4,036         --        --
                                                        -------    ------    -------    ------
                                                        167,602    18,744    137,032    10,338
                                                        =======    ======    =======    ======


     Notes receivable relates to an unsecured subordinated debt, bearing interest at 13% per annum, and due in 2007.

17. DUE FROM SUBSIDIARIES (NON-TRADE)

     These balances are unsecured, bear interest at rates ranging from 0% to 9.6%, renewable after 60 months from the date of commencement.

                FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES

                                 31 MARCH 2000
            (CURRENCY -- SINGAPORE DOLLARS UNLESS OTHERWISE STATED)

18. STOCKS


                                                                      GROUP
                                                              ----------------------
                                                                2000         1999
                                                              ---------    ---------
                                                                $'000        $'000
                                                              (NOTE 39)    (NOTE 38)
Raw materials...............................................  1,198,854     321,116
Work-in-progress............................................    194,379      57,354
Finished goods..............................................    104,438      30,027
                                                              ---------     -------
                                                              1,497,671     408,497
Less: Provision for obsolescence............................    (66,763)    (25,328)
                                                              ---------     -------
                                                              1,430,908     383,169
                                                              =========     =======


     Movements in provision for stock obsolescence during the year are as follows:


                                                                      GROUP
                                                              ----------------------
                                                                2000         1999
                                                              ---------    ---------
                                                                $'000        $'000
                                                              (NOTE 39)    (NOTE 38)
At beginning of year, as previously stated..................    25,328       15,369
Retroactive adjustment on merger of companies (Note
  2 -- "Consolidation", 2nd paragraph)......................        --        1,638
                                                               -------      -------
Balance brought forward.....................................    25,328       17,007
Currency re-alignment.......................................     1,272        1,958
Provision for the year......................................    55,034        6,852
Retroactive adjustment on merger of companies (Note
  2 -- "Consolidation", 2nd paragraph)......................        --        3,862
Due to acquisitions of subsidiaries.........................     4,123           --
Written off against provision...............................   (18,994)      (4,351)
                                                               -------      -------
                                                                66,763       25,328
                                                               =======      =======


19. TRADE DEBTORS


                                                                      GROUP
                                                              ----------------------
                                                                2000         1999
                                                              ---------    ---------
                                                                $'000        $'000
                                                              (NOTE 39)    (NOTE 38)
Trade debtors...............................................  1,045,180     453,509
Less provision for doubtful debts...........................    (22,910)    (13,183)
                                                              ---------     -------
                                                              1,022,269     440,326
                                                              =========     =======

                FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES

                                 31 MARCH 2000
            (CURRENCY -- SINGAPORE DOLLARS UNLESS OTHERWISE STATED)

     Movements in provision for doubtful debts during the year are as follows:


                                                                      GROUP
                                                              ----------------------
                                                                2000         1999
                                                              ---------    ---------
                                                                $'000        $'000
                                                              (NOTE 39)    (NOTE 38)
At beginning of the financial year, as previously stated....    13,183       15,369
Retroactive adjustment for acquisition of companies (Note
  2 -- "Consolidation", 2nd paragraph)......................        --        1,092
                                                               -------      -------
Balance brought forward.....................................    13,183       16,461
Currency re-alignment.......................................       963        1,006
(Write back)/provision during the financial year............    12,050       (4,311)
Retroactive adjustment for acquisition of companies (Note
  2 -- "Consolidation", 2nd paragraph)......................        --        3,255
Due to acquisitions of subsidiaries.........................     1,868          385
Written off against provision...............................    (5,154)      (3,613)
                                                               -------      -------
                                                                22,910       13,183
                                                               =======      =======


20. OTHER DEBTORS, DEPOSITS AND PREPAYMENTS


                                                                GROUP                 COMPANY
                                                        ----------------------    ---------------
                                                          2000         1999        2000     1999
                                                        ---------    ---------    ------    -----
                                                          $'000        $'000      $'000     $'000
                                                        (NOTE 39)    (NOTE 38)
Notes receivable......................................    41,594       31,437      1,536    1,563
Loan to related party.................................        --        4,297         --       --
Prepayments...........................................    42,152       22,749      5,063    1,677
Deposits..............................................     1,563        6,096         --       --
Sales tax and duties..................................    49,156       14,426         --       --
Government subsidies..................................        --        8,370         --       --
Sundry debtors........................................    75,869       21,024      5,323    3,766
                                                         -------      -------     ------    -----
                                                         210,334      108,399     11,922    7,006
                                                         =======      =======     ======    =====


21. OTHER CREDITORS AND ACCRUALS


                                                               GROUP                 COMPANY
                                                       ----------------------    ----------------
                                                         2000         1999        2000      1999
                                                       ---------    ---------    ------    ------
                                                         $'000        $'000                $'000
                                                       (NOTE 39)    (NOTE 38)    $'000
Miscellaneous creditors..............................        --       13,633         --       798
Accruals.............................................   211,998       36,840     17,234    10,459
Deferred income......................................     6,742       10,321         --        --
Customer deposits....................................     6,128       31,604         --        --
Sales tax payable....................................    19,018       10,147         --        --
Provision for plant closing..........................     1,611        4,357         --        --
Due under Service Agreement..........................        --           --         --        --
Purchase price payable to FICO's former
  shareholders.......................................     1,730        1,727      1,730     1,727
                                                        -------      -------     ------    ------
                                                        247,227      108,629     18,964    12,984
                                                        =======      =======     ======    ======

                FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES

                                 31 MARCH 2000
            (CURRENCY -- SINGAPORE DOLLARS UNLESS OTHERWISE STATED)

22. DUE FROM SUBSIDIARIES (NON-TRADE)


     The Company balances are unsecured, bear interest at rates ranging from 5.85% to 8.5% per annum renewable after twelve months from the date of commencement.


23. TERM LOANS, SHORT TERM ADVANCES AND SENIOR SUBORDINATED NOTES


                                                                     GROUP
                                                              --------------------
                                                                2000        1999
                                                              ---------    -------
                                                                $'000
                                                              (NOTE 39)     $'000
(a) Term loans (secured)
    Total outstanding.......................................     82,049     69,527
    Deduct: current portion.................................    (32,114)   (31,957)
                                                              ---------    -------
    Long term portion.......................................     49,935     37,570
                                                              =========    =======
(b) Short term advances (secured)...........................    377,595     58,906
                                                              =========    =======



                                                              GROUP AND COMPANY
                                                              ------------------
                                                               2000       1999
                                                              -------    -------
                                                               $'000      $'000
(c) Senior subordinated notes...............................  259,500    259,065
                                                              =======    =======


     Term loans, denominated mainly in US$, Euro and Malaysian ringgit bear interest rates ranging from 1.5% to 9.0% (1999: 4.0% to 7.0%), with terms of up to 20 years (1999: 20 years). The term loans are primarily secured by assignment of account receivables and assets.

     Certain term loans are secured by mortgages with interest rates ranging from 7.4% to 10.0% (1999: 6.0% to 18.25%), with terms of 5 to 10 years (1999: 5 to 20 years). The net book value of the underlying properties was approximately US$23 million as at 31 March 2000.


     On 31 October 1997, the Company completed the issuance of US$150 million of senior subordinated notes which mature in 2007 with an annual interest rate of 8.75% due semi-annually. The terms of the senior subordinated notes restrict the Company's ability to pay cash dividends.


     The Company maintained a credit facility with a syndicate of banks. This facility provided for revolving credit borrowings by Flextronics and a number of its subsidiaries of up to $200 million, subject to compliance with certain financial covenants and the satisfaction of customary borrowing conditions. The Credit Facility is unsecured, and contains certain restrictions on the Company's ability to (i) incur certain debt, (ii) make certain investments and (iii) make certain acquisitions of other entities. The Credit Facility requires that the Company maintain certain financial covenants, including, among other things, a maximum ratio of total indebtedness to EBITDA (earnings before interest, taxes, depreciation, and amortization) and a minimum ratio of fixed charge coverage, as defined, during the term of the Agreement. As at 31 March 2000, there were $137 million in borrowings outstanding under the revolving credit loans and the weighted-average interest rate for the Company's borrowings under the revolving credit loans was 6.87%.

     Subsequent to the financial year, the Company replaced its $200 million credit facility with a $500 million Revolving Credit Facility, with a syndicate of domestic and foreign banks.

     Certain subsidiaries have various lines of credit available with annual interest rates ranging from 3.3% to 8.5% (1999: 4.0% to 6.4%). These facilities expire on various dates through 2001.

                FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES

                                 31 MARCH 2000
            (CURRENCY -- SINGAPORE DOLLARS UNLESS OTHERWISE STATED)

24. HIRE PURCHASE CREDITORS


                                                                     GROUP
                                                              -------------------
                                                                2000        1999
                                                              ---------    ------
                                                                $'000
                                                              (NOTE 39)    $'000
Minimum lease payments payable
Within 1 year...............................................   27,360      20,589
Within 2 to 5 years.........................................   57,005      37,441
After 5 years...............................................       --       8,888
                                                               ------      ------
                                                               84,365      66,918
Less: finance charges allocated to future periods...........   (3,695)     (9,522)
                                                               ------      ------
                                                               80,670      57,396
                                                               ======      ======



                                                                     GROUP
                                                              -------------------
                                                                2000        1999
                                                              ---------    ------
                                                                $'000
                                                              (NOTE 39)    $'000
The hire purchase creditors are classified as follows:
Current portion.............................................   26,156      16,937
Non-current portion.........................................   54,514      40,459
                                                               ------      ------
                                                               80,670      57,396
                                                               ======      ======


25. OTHER PAYABLES


                                                                 GROUP                COMPANY
                                                         ----------------------    --------------
                                                           2000         1999       2000     1999
                                                         ---------    ---------    -----    -----
                                                           $'000        $'000      $'000    $'000
                                                         (NOTE 39)    (NOTE 38)
Remaining purchase price payable to former shareholders
  of FICO..............................................    1,730        3,454      1,730    3,454
Provision for severance payments.......................   23,111       10,368         --       --
Trade accounts payable.................................    1,114        3,644         --       --
Deferred income........................................       --          482         --       --
Others.................................................      367        2,000         --       --
                                                          ------       ------      -----    -----
                                                          26,322       19,948      1,730    3,454
                                                          ======       ======      =====    =====


26. TURNOVER

     Turnover of the Group represents invoiced trading sales and services to customers. Sales is stated net of sales discounts given to customers relating to options granted as a result of meeting the sales target. Transactions within the Group have been excluded.

                FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES

                                 31 MARCH 2000
            (CURRENCY -- SINGAPORE DOLLARS UNLESS OTHERWISE STATED)

27. OPERATING PROFIT (LOSS)

     This is determined after charging (crediting) the following:


                                                                 GROUP                COMPANY
                                                         ----------------------    --------------
                                                           2000         1999       2000     1999
                                                         ---------    ---------    -----    -----
                                                           $'000        $'000      $'000
                                                         (NOTE 39)    (NOTE 38)             $'000
Directors' remuneration
-- directors of the Company............................     1,783       2,478         --      --
-- directors of subsidiaries...........................     8,952       5,758         --      --
Auditors' remuneration
-- auditors of the Company.............................     1,467         959      1,467     959
-- other auditors of subsidiaries......................        61          47         --       7
Professional fees paid to firms which a director is a
  member...............................................        50         187         --      --
Depreciation of fixed assets...........................   126,907      80,118         --      --
Loss (gain) on sale of fixed assets....................     4,672      (1,099)        --      --
Fixed assets written off...............................     5,543          32         --      --
Amortisation of deferred expenditure...................        42         686         --      --
Amortisation of goodwill on consolidation..............    13,502       3,587         --      --
Amortisation of purchased goodwill.....................     2,663          --         --      --
Amortisation of intangible assets......................     3,505       4,677         --      --
Provision of stock obsolescence........................    55,034      10,714         --      --
Bad debts written off..................................        --       3,613         --      --
Bad debts recovered....................................    (5,059)         --         --      --
(Write back)/provision for doubtful debts..............     7,096      (1,056)        --      --
Exchange (gain) loss...................................     2,815       5,197        688    (783)


28. OTHER EXPENSE (INCOME), NET


                                                            GROUP                   COMPANY
                                                    ----------------------    --------------------
                                                      2000         1999        2000        1999
                                                    ---------    ---------    -------    ---------
                                                      $'000        $'000       $'000       $'000
                                                    (NOTE 39)    (NOTE 38)               (NOTE 39)
Interest expense on:
-- term loan......................................     9,749       4,638        1,902         909
-- senior subordinated note.......................    23,128      20,596       23,128      20,596
-- hire purchase contracts........................     4,638       6,889           --          --
-- bank overdraft.................................    15,046         868           --          --
-- other..........................................     3,436       3,652           98         899
Interest income
-- third parties..................................   (28,479)     (9,103)     (19,871)    (11,639)
-- subsidiaries...................................        --          --      (29,187)     (4,228)
Royalty income from subsidiaries..................        --          --      (12,917)         --
Others............................................     4,222          --       (8,010)         --
                                                     -------      ------      -------     -------
                                                      31,740      27,540      (44,857)      6,537
                                                     =======      ======      =======     =======

                FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES

                                 31 MARCH 2000
            (CURRENCY -- SINGAPORE DOLLARS UNLESS OTHERWISE STATED)

29. TAXATION


                                                                   GROUP              COMPANY
                                                            -------------------    --------------
                                                              2000        1999     2000     1999
                                                            ---------    ------    -----    -----
                                                              $'000      $'000     $'000    $'000
                                                            (NOTE 39)
Current tax
-- current year...........................................
-- Foreign................................................      497           2     --       --
-- Singapore..............................................   29,205      13,923      3        2
Deferred tax
-- current year...........................................       --          --     --       --
-- over provision in prior year...........................   (1,670)       (961)    --       --
                                                             ------      ------     --       --
                                                             28,032      12,964      3        2
                                                             ======      ======     ==       ==


THE COMPANY

     The current year tax charge of the Company is lower than the amount obtained by applying the statutory income tax rate on profit before taxation mainly due to non-taxable income adjusted for tax purpose.

THE GROUP

     The taxation charge for the Group is lower than the amount obtained by applying the statutory income tax rate on profit before taxation mainly due to difference in tax rates applicable to overseas subsidiaries and utilization of investment allowance.

     As at 31 March 2000, the Group's unutilised tax losses and unabsorbed capital allowances of approximately $138,400,000 (1999: $66,298,000) available for offset against future taxable profits, subject to agreement with the income tax authorities and compliance with certain provisions of the tax legislation of the respective countries in which the subsidiaries operate. The potential deferred tax asset arising from these unutilised tax losses and unabsorbed capital allowances has been recognised in the financial statements in accordance with accounting policy Note 2 to the financial statements.

     Certain subsidiaries have been granted the following tax incentives:

      (i) Product Export Enterprise incentive for the Shekou and Shenzhen, China facilities. The Company's operations in Shekou and Shenzhen, China are located in a "Special Economic Zone" and are approved "Product Export Enterprise" which qualifies for a special corporate income tax rate of 10%. This special tax rate is subject to the subsidiaries exporting more than 70% of its total value of products manufactured in China. The subsidiaries' status as a Product Export Enterprise is reviewed annually by the Chinese government.


      (ii) The Company's investments in its plants in Xixiang, China and Doumen, China fall under the "Foreign Investment Scheme" that entitles the subsidiaries to apply for a five-year tax incentive. The subsidiaries obtained the incentive for the Doumen plant in December 1995 and the Xixiang plant in October 1996. With the approval of the Chinese tax authorities, the subsidiaries' tax rates on income from these facilities during the incentive period will be 0% in years 1 and 2 and 7.5% in years 3 through 5, commencing in the first profitable year. The Company has another plant in Doumen which commenced operations in the fiscal year 1998. The plant which falls under the "Foreign Investment Scheme" is confident that the five year tax incentive will be granted upon

                FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES

                                 31 MARCH 2000
            (CURRENCY -- SINGAPORE DOLLARS UNLESS OTHERWISE STATED)

           formal application in its first profitable year. However, there can be no assurance that the five year tax incentive will be granted.


     (iii) Ten-year negotiated tax holiday is granted by the Hungarian government for its Hungarian subsidiaries. This incentive provides for the reduction of the regular tax rate to zero percent, beginning January 1, 2000.


     A portion of the Group's sales was also carried out by its Mauritius subsidiary which is taxed at 0%.

30. EXTRAORDINARY ITEMS

                                                                GROUP            COMPANY
                                                           ---------------    --------------
                                                           2000      1999     2000     1999
                                                           -----    ------    -----    -----
                                                           $'000    $'000     $'000    $'000
Acquired in-process research and development written
  off....................................................     --    (3,337)      --       --
Provision for plant closure..............................     --    (5,608)      --       --
                                                           -----    ------    -----    -----
                                                              --    (8,945)      --       --
                                                           =====    ======    =====    =====

     During the financial year 1999, the Group acquired the manufacturing facility and related assets of Advanced Component Labs HK Ltd "ACL", a Hong Kong based advanced technology printed circuit board manufacturer. Based on an independent valuation of certain assets of ACL and other factors, the Group determined that the purchase price of ACL included in-process research and development costs totaling $3,337,000 which had not reached technological feasibility and had no probable alternative future use. Accordingly, the Group wrote off $3,337,000 of in-process research and development in financial year 1999.

     The provision for plant closure of $5,608,000 in financial year 1999 is comprised of $3.7 million relating to the costs for consolidating the Group's four manufacturing and administrative facilities in Hong Kong and $1.9 million relating to the consolidation of certain U.S. facilities.

31. EARNINGS PER SHARE


     Basic earnings per share are calculated by dividing the net profit after tax after minority interest of $188,741,000 (1999: $109,050,000) with the weighted average of 108,827,000 Ordinary Shares (1999: 88,223,000 ordinary shares) in issue during the financial year.


     The fully diluted earnings per share is calculated after adjusting for those shares not yet exercised under the share options to purchase Ordinary Shares. The weighted average number of share and share equivalents used to compute the fully diluted earnings per share is 118,274,000 (1999: 93,411,000).

32. SIGNIFICANT RELATED PARTY TRANSACTIONS

     The Group has significant transactions with related parties on terms agreed between the parties as follows:

                                                                     COMPANY
                                                                -----------------
                                                                 2000       1999
                                                                -------    ------
                                                                 $'000     $'000
Management fees to subsidiaries.............................      7,489     4,306
Interest income from subsidiaries...........................     19,562     4,228
Royalty income from subsidiaries............................     12,917        --

                FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES

                                 31 MARCH 2000
            (CURRENCY -- SINGAPORE DOLLARS UNLESS OTHERWISE STATED)

33. SHARE OPTION PLANS


                                                  OPTIONS
                                               AVAILABLE FOR                    EXERCISE PRICE
                                                   GRANT          SHARES           PER SHARE
                                               -------------    ----------    -------------------
Balance at 31 March 1999 as previously
  stated...................................      1,213,790       6,495,866
Retroactive adjustment on merger of
  companies (Note 2 -- "Consolidation", 2nd
  paragraph)...............................      1,213,790       6,495,866
Increase in options available for grant....      9,000,872              --
Options granted............................     (4,675,603)      4,675,603    US$16.07 - US$70.44
Options exercised..........................             --      (2,457,729)   US$ 2.94 - US$27.75
Options cancelled..........................        408,160        (408,160)   US$ 4.19 - US$27.06
                                                ----------      ----------
Balance at 31 March 2000...................      7,161,009      14,801,446
                                                ==========      ==========


34. CASH AND CASH EQUIVALENTS

     Cash and cash equivalents consists of the following:


                                                            GROUP                  COMPANY
                                                    ----------------------    ------------------
                                                      2000         1999        2000       1999
                                                    ---------    ---------    -------    -------
                                                      $'000        $'000       $'000      $'000
                                                    (NOTE 39)    (NOTE 38)
Cash and bank balances..........................      325,019      90,102      21,662      8,402
Certificate of deposits.........................       55,405      69,084          --     69,083
Money market funds..............................      200,507      70,742     200,507     70,742
Corporate debt securities.......................      489,211      85,497     503,934     85,497
                                                    ---------     -------     -------    -------
                                                    1,070,142     315,425     726,103    233,724
                                                    =========     =======     =======    =======


35. CONTINGENT LIABILITIES AND COMMITMENTS

     As at 31 March 2000, the Company does not have any contingent liabilities and commitments outstanding.

     As at 31 March 2000, the Group has the following contingent liabilities and commitments:

     (a) CONTINGENT LIABILITIES

                                                                    GROUP
                                                                --------------
                                                                2000     1999
                                                                -----    -----
                                                                $'000    $'000
Unsecured contingent liabilities not provided for in the
  financial statements were:
  -- Guarantees                                                 3,756    3,756
                                                                =====    =====

                FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES

                                 31 MARCH 2000
            (CURRENCY -- SINGAPORE DOLLARS UNLESS OTHERWISE STATED)

     (b) NON-CANCELLABLE OPERATING LEASE COMMITMENTS


                                                                      GROUP
                                                                ------------------
                                                                 2000       1999
                                                                -------    -------
                                                                 $'000      $'000
Within one year                                                  86,552     30,497
Within 2 to 5 years                                             204,255     62,540
After 5 years                                                    23,496     11,296
                                                                -------    -------
                                                                314,303    104,333
                                                                =======    =======


     (c) FUTURE CAPITAL EXPENDITURE

                                                                     GROUP
                                                                ----------------
                                                                 2000      1999
                                                                -------    -----
                                                                 $'000     $'000
Capital expenditure not provided for in the financial
  statements is as follows:
  Commitments in respect of contracts placed                     30,330    2,729
  Uncommitted amounts approved by directors                     120,358    5,440
                                                                -------    -----
                                                                150,688    8,169
                                                                =======    =====

     (d) FOREIGN EXCHANGE COMMITMENTS


                                                                     GROUP
                                                              -------------------
                                                                2000        1999
                                                              ---------    ------
                                                                $'000
                                                              (NOTE 39)    $'000
Commitments in respect of forward foreign currency purchase
  contracts                                                    64,731      28,497
                                                               ======      ======


     The Group entered into forward contracts to hedge foreign currency exposures related to foreign currency purchases.

                FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES

                                 31 MARCH 2000
            (CURRENCY -- SINGAPORE DOLLARS UNLESS OTHERWISE STATED)


36. GROUP SEGMENTAL REPORTING



                                                                      GROUP
                                                              ----------------------
                                                                2000         1999
                                                              ---------    ---------
                                                                $'000        $'000
                                                              (NOTE 39)    (NOTE 38)
NET SALES:
Asia........................................................  1,150,444      669,279
Americas....................................................  2,981,735    1,457,265
Western Europe..............................................  1,578,864      614,085
Central Europe..............................................  1,405,313      677,590
Intercompany elimination....................................   (112,070)     (85,454)
                                                              ---------    ---------
                                                              7,004,286    3,332,765
                                                              =========    =========
INCOME/(LOSS) BEFORE TAXATION AFTER MINORITY INTERESTS AND
  EXTRAORDINARY ITEM:
Asia........................................................     75,568       42,406
Americas....................................................     74,033       46,323
Western Europe..............................................     11,598       20,250
Central Europe..............................................     32,161       21,412
Intercompany elimination and corporate allocations..........     23,413      (17,322)
                                                              ---------    ---------
                                                                216,773      113,069
                                                              =========    =========
FIXED ASSETS:
Asia........................................................    232,759      189,141
Americas....................................................    437,607      220,571
Western Europe..............................................    139,961       79,058
Central Europe..............................................    206,891      163,544
                                                              ---------    ---------
                                                              1,017,218      652,314
                                                              =========    =========
DEPRECIATION AND AMORTIZATION:
Asia........................................................     39,652       24,870
Americas....................................................     37,124       27,470
Western Europe..............................................     44,559       16,869
Central Europe..............................................     25,284       19,859
                                                              ---------    ---------
                                                                146,619       89,068
                                                              =========    =========
CAPITAL EXPENDITURE:
Asia........................................................     70,963       62,238
Americas....................................................    245,589       99,166
Western Europe..............................................     31,009       18,343
Central Europe..............................................    113,610       96,608
                                                              ---------    ---------
                                                                461,171      276,355
                                                              =========    =========



37. SUBSEQUENT EVENTS


     In April 2000, the Company established Slalom Acquisition Corp., a wholly-owned subsidiary, which merged with and into The DII Group, Inc. and in consideration for the acquisition by statutory merger of The DII Group, Inc., the Company allotted and issued to stockholders of The DII Group, Inc., 62,768,139 ordinary shares of S$0.01 each in the capital of the Company for all of the outstanding shares of Common

                FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES

                                 31 MARCH 2000
            (CURRENCY -- SINGAPORE DOLLARS UNLESS OTHERWISE STATED)

Stock of The DII Group, Inc. based upon the exchange ratio of 1.61 Flextronics Ordinary shares for each share of Common Stock of The DII Group, Inc., resulting in the DII stockholders owning approximately 33% of the issued and paid-up share capital of the Company.


     In April 2000, the Company acquired (a) all of the issued shares (of any class or series) of Palo Alto Products International Pte. Ltd. ("PAPI"), (b) all of the shares of capital stock (of any class or series) of Palo Alto Manufacturing (Thailand) Limited ("PAMT"), and (c) all of the shares of capital stock (of any class or series) of Palo Alto Plastic (Thailand) Limited ("PAPT"), and in consideration therefore, the Company allotted and issued 3,153,920 ordinary shares of $0.01 each in the capital of the Company to the shareholders of each of PAPI, PAMT and PAPT.



     In May 2000, Flextronics Holding, Finland Oy, a wholly-owned subsidiary of the Company, acquired all of the outstanding capital stock of Sample Rate Systems Oy, and in consideration therefore, the Company allotted and issued 88,657 ordinary shares of $0.01 each in the capital of the Company to the shareholders of Sample Rate Systems Oy.



     In May 2000, the Company acquired all of the outstanding capital stock of San Marco Engineering Sri and in consideration therefore, the Company allotted and issued 275,000 ordinary shares of $0.01 each in the capital of the Company to the shareholders of San Marco Engineering Sri.


     In May 2000, the Group acquired the manufacturing facility and related assets from Bosch Telecom Gmbh for approximately US$98.3 million and simultaneously entered into manufacturing agreements to provide electronics design, assembly and test services to Bosch Telecom Gmbh.

     In May 2000, the Group incorporated in Changzhou, China, Flextronics International Changzhou Ltd.


     In May 2000, the Group acquired Sample Rate Systems Oy; and San Marco Engineering via the issue of 88,657 and 275,000 ordinary shares respectively.


     In June 2000, the Group incorporated in Singapore Flextronics International Holding Pte Ltd.

     In June 2000, the Group acquired all of the outstanding capital stock of Cumex Electronics, SA. De C.V. via a purchase consideration of US$10 million.

     In June 2000, the Company completed an equity offering of 5.5 million Ordinary Shares at US$71.25 per share with net proceeds of US$376 million. The net proceeds from the offering are used to fund the further expansion of its business including additional working capital and capital expenditures, and for other general corporate purposes. A portion of the proceeds may be used for future strategic acquisitions and investments.

     In June 2000, the Company issued approximately US$645.0 million of senior subordinated notes, consisting of US$500.0 million of 9.875% notes and euros
150.0 million of 9.75%. Interest is payable on July 1 and January 1 of each year and the notes mature on July 1, 2010. The Company may redeem the notes on or after September 15, 2002. The indenture contains certain covenants that, among other things, limit the ability of the Company and certain of its subsidiaries to (i) incur additional debt, (ii) issue or sell stock of certain subsidiaries,
(iii) engage in asset sales, (iv) incur layered debt, (v) create liens on its properties and assets, and (vi) make distributions or pay dividends.


38. COMPARATIVE FIGURES


     Certain comparative figures have been reclassified to conform with current year's presentation. In addition, certain prior year comparatives have been restated as disclosed in Note 2 to the financial statements.

                FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES

                                 31 MARCH 2000
            (CURRENCY -- SINGAPORE DOLLARS UNLESS OTHERWISE STATED)


39. IMPACT ON THE CONSOLIDATED FINANCIAL STATEMENTS, WITHOUT INCORPORATING THE FINANCIAL STATEMENTS OF FLEXTRONICS INTERNATIONAL FRANCE S.A.



     The financial statements and auditors' report of a subsidiary, Flextronics International France S.A. ("Flextronics France") were not available at the date of this report and accordingly these financial statements have been excluded from the consolidated financial statements. The financial impact on the consolidated financial statements, without incorporating the financial statements of Flextronics France is as follows:





                                                              31 MARCH BALANCE          31 MARCH BALANCE
                                                            WITHOUT INCORPORATING    INCORPORATING FINANCIAL
                                                           FINANCIAL STATEMENTS OF        STATEMENTS OF
                                                             FLEXTRONICS FRANCE        FLEXTRONICS FRANCE
                                                                    $'000                     $'000
                                                           -----------------------   -----------------------
BALANCE SHEETS
Accumulated profits......................................           308,499                    312,414
Fixed assets.............................................         1,017,218                  1,036,855
Subsidiaries.............................................             1,470                         --
Current assets...........................................         3,814,848                  3,872,522
Current liabilities......................................         2,106,319                  2,170,638
Term loans...............................................            49,935                     50,684
Hire purchase creditors, non-current portion.............            54,514                     61,294
Other payables...........................................            26,322                     26,426

STATEMENTS OF PROFIT AND LOSS
Turnover.................................................         7,004,286                  7,176,169
Operating profits........................................           252,171                    261,925
Profit before tax........................................           220,431                    230,601
Profit after taxation....................................           192,399                    198,338

CONSOLIDATED STATEMENTS OF CASH FLOWS
Net cash used in operating activities....................          (131,726)                   (96,954)
Net cash used in investing activities....................          (998,671)                (1,012,549)
Net cash used in financing activities....................         1,878,924                  1,858,033

                             STATEMENT BY DIRECTORS

     In the opinion of the directors, the accompanying financial statements set out on pages S-10 to S-41 are drawn up so as to give a true and fair view of the state of affairs of the Company and of the Group as at 31 March 2000 and the results of the Company and of the Group and the cash flows of the Group for the year then ended and at the date of this statement there are reasonable grounds to believe that the Company will be able to pay its debts as and when they fall due.

ON BEHALF OF THE BOARD OF DIRECTORS


                    MICHAEL E. MARKS          TSUI SUNG LAM


Singapore

4 August 2000

                         FLEXTRONICS INTERNATIONAL LTD.

                             1993 SHARE OPTION PLAN

                (AS AMENDED AND RESTATED THROUGH MARCH 30, 2000)

                                   ARTICLE ONE

                                     GENERAL


I.      PURPOSE OF THE PLAN

        A. This 1993 Share Option Plan (the "Plan") is intended to promote the interests of Flextronics International Ltd., a Singapore corporation (the "Corporation"), by providing (i) key employees (including officers) of the Corporation (or its parent or subsidiary corporations) who are responsible for the management, growth and financial success of the Corporation (or its parent or subsidiary corporations), (ii) certain non-employee members of the Corporation's Board of Directors (the "Board") and (iii) certain consultants and other independent contractors who provide valuable services to the Corporation (or its parent or subsidiary corporations) with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation (or its parent or subsidiary corporations).

        B. The Plan shall become effective on December 1, 1993 upon adoption by the Board, and such date shall accordingly constitute the Effective Date of the Plan.

II.     DEFINITIONS

        A. For purposes of the Plan, the following definitions shall be in effect:

        BOARD: the Corporation's Board of Directors.

        CHANGE IN CONTROL: a change in ownership or control of the Corporation effected through either of the following transactions:

                a. the direct or indirect acquisition by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept; or

                b. a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

        CODE: the U.S. Internal Revenue Code of 1986, as amended.

        CORPORATE TRANSACTION: any of the following stockholder-approved transactions to which the Corporation is a party:

                a. a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Corporation is incorporated,

                b. the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation, or

                c. any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger.

        EMPLOYEE: an individual who performs services while in the employ of the Corporation or one or more parent or subsidiary corporations, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

        EXERCISE DATE: the date on which the Corporation shall have received written notice of the option exercise.

        FAIR MARKET VALUE: the Fair Market Value per Ordinary Share determined in accordance with the following provisions:

                a. If the Ordinary Shares are not at the time listed or admitted to trading on any U.S. national stock exchange but are traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per Ordinary Share on the date in question, as such price is reported by the National Association of Securities Dealers through the Nasdaq National Market or any successor system. If there is no reported closing selling price for the Ordinary Shares on the date in question, then the closing selling price per Ordinary Share on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

                b. If the Ordinary Shares are at the time listed or admitted to trading on any U.S. national stock exchange, then the Fair Market Value shall be the closing selling price per Ordinary Share on the date in question on the U.S. exchange determined by the Plan Administrator to be the primary market for the Ordinary Shares, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of the Ordinary Shares on such exchange on the date in question, then the Fair Market Value shall be the closing selling price per Ordinary Share on the exchange on the last preceding date for which such quotation exists.

                c. If the Ordinary Shares are on the date in question neither listed nor admitted to trading on any U.S. national stock exchange nor traded on the Nasdaq National Market, then the Fair Market Value per Ordinary Share on such date shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

        HOSTILE TAKE-OVER: a change in ownership of the Corporation effected through the following transaction:

                a. the direct or indirect acquisition by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, and

                b. the acceptance of more than fifty percent (50%) of the securities so acquired in such tender or exchange offer from holders other than Section 16 Insiders.

        INCENTIVE OPTION: a stock option which satisfies the requirements of Code Section 422.

        INITIAL AUTOMATIC GRANT DATE: January 24, 1994.

        1934 ACT: the U.S. Securities and Exchange Act of 1934, as amended from time to time.

        NON-STATUTORY OPTION: a stock option not intended to meet the requirements of Code Section 422.

        OPTIONEE: any person to whom an option is granted under the Discretionary Option Grant or Automatic Option Grant Program in effect under the Plan.

        ORDINARY SHARES: ordinary shares of the Corporation with a par value of S$0.01 per share.

        PARENT: any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing more than fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        PERMANENT DISABILITY OR PERMANENTLY DISABLED: the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

        PLAN ADMINISTRATOR: the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant Program with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under that program with respect to the persons under its jurisdiction.

        PRIMARY COMMITTEE: the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant Program with respect to Section 16 Insiders.

        SECONDARY COMMITTEE: the committee of one (1) or more Board members appointed by the Board to administer the Discretionary Option Grant Program with respect to eligible persons other than Section 16 Insiders.

        SERVICE: the performance of services on a periodic basis to the Corporation (or any parent or subsidiary corporation) in the capacity of an Employee, a non-employee member of the Board or an independent consultant or advisor, except to the extent otherwise specifically provided in the applicable stock option agreement.

        SECTION 12(g) REGISTRATION DATE: the date on which the initial registration of the Ordinary Shares under Section 12(g) of the 1934 Act becomes effective.

        SECTION 16 INSIDER: an officer or director of the Corporation subject to the short-swing profit restrictions of Section 16 of the 1934 Act.

        SUBSIDIARY: any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing more than fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        TAKE-OVER PRICE: the greater of (a) the Fair Market Value per Ordinary Share on the date the particular option to purchase Ordinary Shares is surrendered to the Corporation in connection with a Hostile Take-Over or (b) the highest reported price per Ordinary Share paid by the tender offeror in effecting such Hostile Take-Over.

However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (a) price per share.

        UNDERWRITING EXECUTION DATE: the date on which the Underwriting Agreement for the initial public offering of the Ordinary Shares in the U.S. is executed and priced.

        B. The following provisions shall be applicable in determining the parent and subsidiary corporations of the Corporation:

                Any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation shall be considered to be a PARENT of the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                Each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation shall be considered to be a SUBSIDIARY of the Corporation, provided each such corporation in the unbroken chain (other than the last corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

III.    STRUCTURE OF THE PLAN

        A. Stock Programs. The Plan shall be divided into two (2) components: the Discretionary Option Grant Program specified in Article Two and the Automatic Option Grant Program specified in Article Three. Under the Discretionary Option Grant Program, eligible individuals may, at the discretion of the Plan Administrator, be granted options to purchase Ordinary Shares in accordance with the provisions of Article Two. Under the Automatic Option Grant Program, non-employee members of the Board will receive special option grants at periodic intervals to purchase Ordinary Shares in accordance with the provisions of Article Three.

        B. General Provisions. Unless the context clearly indicates otherwise, the provisions of Articles One and Four shall apply to the Discretionary Option Grant and the Automatic Option Grant Programs and shall accordingly govern the interests of all individuals under the Plan.

IV.     ADMINISTRATION OF THE PLAN

        A. The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant Program with respect to Section 16 Insiders. No non-employee Board member shall be eligible to serve on the Primary Committee if such individual has, during the twelve (12)-month period immediately preceding the date of his or her appointment to the Committee or (if shorter) the period commencing with the Section 12(g) Registration Date and ending with the date of his or her appointment to the Primary Committee, received an option grant under the Plan or any other stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any parent or subsidiary corporation), other than pursuant to the Automatic Option Grant Program.

        B. Administration of the Discretionary Option Grant Program with respect to all other persons eligible to participate in that program may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer that program with respect to all such persons. The members of the Secondary Committee may be Board members who are Employees eligible to receive discretionary option grants under the Plan or any other stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary).

        C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

        D. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant Program and to make such determinations under, and issue such interpretations of the provisions of such program and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant Program under its jurisdiction or any option grant thereunder.

        E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants under the Plan.

        F. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms and conditions of that program, and no Plan Administrator shall exercise any discretionary functions with respect to any option grants made under that program.

V.      OPTION GRANTS

        A. The persons eligible to participate in the Discretionary Option Grant Program under Article Two shall be limited to the following:

                l. officers and other key employees of the Corporation (or its parent or subsidiary corporations) who render services which contribute to the management, growth and financial success of the Corporation (or its parent or subsidiary corporations); and

                2. those consultants or other independent contractors who provide valuable services to the Corporation (or its parent or subsidiary corporations) but who are not residents of Singapore.

        B. Non-employee Board members shall not be eligible to participate in the Discretionary Option Grant Program. Such individuals shall, however, be eligible to receive automatic option grants pursuant to the provisions of Article Three, provided such individuals are not residents of Singapore.

        C. The Plan Administrator shall have full authority to determine which eligible individuals are to receive option grants under the Discretionary Option Grant Program, the number of Ordinary Shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each granted option is to become exercisable and the maximum term for which the option may remain outstanding.

VI.     STOCK SUBJECT TO THE PLAN

        A. The maximum number of Ordinary Shares which may be issued over the term of the Plan shall not exceed 20,400,000 Ordinary Shares, subject to adjustment from time to time in accordance with the provisions of this Section
VI. The Ordinary Shares reserved for issuance under the Plan shall be drawn from the Corporation's authorized but unissued Ordinary Shares.

        B. In no event may the aggregate number of Ordinary Shares for which any one individual participating in the Plan may be granted stock options exceed 2,000,000* Ordinary Shares annually.

        C. Should one or more outstanding options under this Plan expire or terminate for any reason prior to exercise in full (including any option cancelled in accordance with the cancellation-regrant provisions of Section IV of Article Two of the Plan), then the Ordinary Shares subject to the portion of each option not so exercised shall be available for subsequent issuance under the Plan. Ordinary Shares subject to any option or portion thereof surrendered in accordance with Section V of Article Two or Section III of Article Three and all Ordinary Shares issued under the Plan shall reduce on a share-for-share basis the number of Ordinary Shares available for subsequent issuance the Plan.

        D. Should any change be made to the Ordinary Shares issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Ordinary Shares as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one individual participating in the Plan may be granted stock options over the term of the Plan, (iii) the number and/or class of securities for which automatic option grants are to be subsequently made per newly-elected or continuing non-employee Board member under the Automatic Option Grant Program and (iv) the number and/or class of securities and price per share in effect under each option outstanding under the Discretionary Option Grant or Automatic Option Grant Program. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                   ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM

I.      TERMS AND CONDITIONS OF OPTIONS

        Options granted pursuant to the Discretionary Option Grant Program shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or Non-Statutory Options. Individuals who are not Employees of the Corporation or its parent or subsidiary corporations may only be granted Non-Statutory Options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of
Section II of this Article Two.

        A.      Exercise Price.

        1. The exercise price per Ordinary Share shall be fixed by the Plan Administrator in accordance with the following provisions:

                a. The exercise price per Ordinary Share subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the Fair Market Value per Ordinary Share on the grant date.

                b. The exercise price per Ordinary Share subject to a Non-Statutory Option shall in no event be less than eighty-five percent (85%) of the Fair Market Value per Ordinary Share on the grant date.

                c. In no event may the exercise price per Ordinary Share subject to any Incentive or Non-Statutory Option be less than the par value of such Ordinary Share.

        2. The exercise price shall become immediately due upon exercise of the option and, subject to the provisions of Section I of Article Four and the instrument evidencing the grant, shall be payable in one of the following alternative forms specified below:

                a. full payment in cash or check made payable to the Corporation's order;

                b. full payment through a broker-dealer sale and remittance procedure pursuant to which the Optionee shall provide concurrent irrevocable written instructions (i) to a

        Corporation-designated brokerage firm to effect the immediate sale of the purchased Ordinary Shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Ordinary Shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation in connection with such purchase and (ii) to the Corporation to deliver the certificates for the purchased Ordinary Shares directly to such brokerage firm in order to complete the sale transaction; or

                c. conversion of a convertible note issued by the Corporation or a Subsidiary, the terms of which provide that it is convertible into Ordinary Shares issuable pursuant to the 1993 Plan (with the principal amount and any accrued interest being converted and credited dollar for dollar to the payment of the exercise price).

        B. Term and Exercise of Options. Each option granted under this Discretionary Option Grant Program shall be exercisable at such time or times and during such period as is determined by the Plan Administrator and set forth in the instrument evidencing the grant. No such option, however, shall have a maximum term in excess of five (5) years measured from the grant date. The option, together with any stock appreciation rights pertaining to such option, shall be assignable or transferable by the Optionee. The Optionee shall be required to comply with all applicable laws in connection with any such transfer or assignment, and the Plan Administrator shall have the discretion to adopt such rules as it deems necessary to ensure that any assignment or transfer is in compliance with all applicable laws.

        C. Termination of Service.

           1. The following provisions shall govern the exercise period applicable to any outstanding options held by the Optionee at the time of cessation of Service or death.

                a. Should an Optionee cease Service for any reason (including death or Permanent Disability) while holding one or more outstanding options under this Article Two, then none of those options shall (except to the extent otherwise provided pursuant to subparagraph 3 below) remain exercisable for more than a twenty-four (24)-month period (or such shorter period determined by the Plan Administrator and set forth in the instrument evidencing the grant) measured from the date of such cessation of Service.

                b. Any option held by the Optionee under this Article Two and exercisable in whole or in part on the date of his or her death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. However, the right to exercise such option shall lapse upon the earlier of (i) the second anniversary of the date of the Optionee's death (or such shorter period determined by the Plan Administrator and set forth in the instrument evidencing the grant) or
        (ii) the specified expiration date of the option term. Accordingly, upon the occurrence of the earlier event, the option shall terminate and cease to remain outstanding.

                c. Under no circumstances shall any such option be exercisable after the specified expiration date of the option term.

                d. During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of Ordinary Shares (if any) for which that option is exercisable at the time of the Optionee's cessation of Service. Upon the expiration of the limited post-Service exercise period or (if earlier) upon the specified expiration date of the option term, each such option shall terminate and cease to be outstanding with respect to any vested Ordinary Shares for which the option has not otherwise been exercised. However, each outstanding option shall immediately terminate and cease to be outstanding, at the time of the

        Optionee's cessation of Service, with respect to any Ordinary Shares for which the option is not otherwise at that time exercisable or in which Optionee is not otherwise vested.

                e. Should (i) the Optionee's Service be terminated for misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or (ii) the Optionee make any unauthorized use or disclosure of confidential information or trade secrets of the Corporation or its parent or subsidiary corporations, then in any such event all outstanding options held by the Optionee under this Article Two shall terminate immediately and cease to remain outstanding.

           2. The Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to permit one or more options held by the Optionee under this Article Two to be exercised, during the limited post-Service exercise period applicable under this paragraph C., not only with respect to the number of vested Ordinary Shares for which each such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more subsequent installments of vested Ordinary Shares for which the option would otherwise have become exercisable had such cessation of Service not occurred.

           3. The Plan Administrator shall also have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service or death from the limited period in effect under subparagraph 1. above to such greater period of time as the Plan Administrator shall deem appropriate. In no event, however, shall such option be exercisable after the specified expiration date of the option term.

        D. Stockholder Rights. An optionee shall have no stockholder rights with respect to the Ordinary Shares subject to the option until such individual shall have exercised the option and paid the exercise price for the purchased Ordinary Shares.

II.     INCENTIVE OPTIONS

        The terms and conditions specified below shall be applicable to all Incentive Options granted under this Article Two. Incentive Options may only be granted to individuals who are Employees of the Corporation. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to such terms and conditions. Except as so modified by this
Section II, the provisions of Articles One, Two and Four of the Plan shall apply to all Incentive Options granted hereunder.

        A. Dollar Limitation. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Ordinary Shares for which one or more options granted to any Employee under this Plan (or any other option plan of the Corporation or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under the Code during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as incentive stock options under the Code shall be applied on the basis of the order in which such options are granted. Should the number of Ordinary Shares for which any Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, then that option may nevertheless be exercised in such calendar year for the excess number of shares as a non-statutory option under the Code.

        B. 10% Stockholder. If any individual to whom an Incentive Option is granted is the owner of stock (as determined under Section 424(d) of the Code) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation or any one of its parent or subsidiary corporations, then the exercise price per Ordinary Share shall not be less than the greater of (i) one hundred and ten percent (110%) of the Fair Market Value per Ordinary Share on the grant date or (ii) the par value of such Ordinary Share.

III.    CORPORATE TRANSACTION/CHANGE IN CONTROL

        A. In the event of any Corporate Transaction, each option which is at the time outstanding under this Article Two shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of Ordinary Shares at the time subject to such option and may be exercised for all or any portion of such Ordinary Shares. However, an outstanding option under this Article Two shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the option spread existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

        B. Immediately following the consummation of the Corporate Transaction, all outstanding options under this Article Two shall terminate and cease to remain outstanding, except to the extent assumed by the successor corporation or its parent company.

        C. Each outstanding option under this Article Two which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share, provided the aggregate exercise price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan following the consummation of the Corporate Transaction shall be appropriately adjusted.

        D. The Plan Administrator shall have the discretion, exercisable either in advance of any actually-anticipated Corporate Transaction or at the time of an actual Corporate Transaction, to provide (upon such terms as it may deem appropriate) for the automatic acceleration of one or more outstanding options granted under the Plan which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time, in the event the Optionee's Service should subsequently terminate within a designated period following such Corporate Transaction.

        E. The Plan Administrator shall have the discretionary authority, exercisable either in advance of any actually-anticipated Change in Control or at the time of an actual Change in Control, to provide for the automatic acceleration of one or more outstanding options under this Article Two upon the occurrence of the Change in Control. The Plan Administrator shall also have full power and authority to condition any such option acceleration upon the subsequent termination of the Optionee's Service within a specified period following the Change in Control.

        F. Any options accelerated in connection with the Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

        G. The grant of options under this Article Two shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

        H. The portion of any Incentive Option accelerated under this Section III in connection with a Corporate Transaction or Change in Control shall remain exercisable as an incentive stock option under the Code only to the extent the dollar limitation of Section II of this Article Two is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a non-statutory option under the Code.

IV.     CANCELLATION AND REGRANT OF OPTIONS

        The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding options under this Article Two and to grant in substitution new options under the Plan covering the same or different numbers of Ordinary Shares but with an exercise price per Ordinary Share not less than (i) eighty-five percent (85%) of the Fair Market Value per Ordinary Share on the new grant date or (ii) one hundred percent (100%) of such Fair Market Value in the case of an Incentive Option, but in no event shall the exercise price per Ordinary Share be less than the par value of such Ordinary Share.

V.      STOCK APPRECIATION RIGHTS

        A. Provided and only if the Plan Administrator determines in its discretion to implement the stock appreciation right provisions of this Section V, one or more Optionees may be granted the right, exercisable upon such terms and conditions as the Plan Administrator may establish, to surrender all or part of an unexercised option under this Article Two in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the number of vested Ordinary Shares for which the surrendered option (or surrendered portion thereof) is at the time exercisable over (ii) the aggregate exercise price payable for such vested Ordinary Shares.

        B. No surrender of an option shall be effective hereunder unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled under this
Section V may be made in Ordinary Shares valued at Fair Market Value on the option surrender date, in cash, or partly in Ordinary Shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

        C. If the surrender of an option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than five (5) years after the date of the option grant.

        D. One or more Section 16 Insiders may, in the Plan Administrator's sole discretion, be granted limited stock appreciation rights in tandem with their outstanding options under this Article Two. Upon the occurrence of a Hostile Take-Over, the Section 16 Insider shall have a thirty (30)-day period in which he or she may surrender any outstanding options with such a limited stock appreciation right in effect for at least six (6) months to the Corporation, to the extent such option is at the time exercisable for vested Ordinary Shares. The Section 16 Insiders shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the vested Ordinary Shares for which each surrendered option (or surrendered portion thereof) is at the time exercisable over (ii) the aggregate exercise price payable for such Ordinary Shares. The cash distribution payable upon such option surrender shall be made within five (5) days following the date the option is surrendered to the Corporation. Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution. Any unsurrendered portion of the option shall continue to remain outstanding and become exercisable in accordance with the terms of the instrument evidencing such grant.

        E. The Ordinary Shares subject to any option surrendered for an appreciation distribution pursuant to this Section V shall not be available for subsequent issuance under the Plan.

                                  ARTICLE THREE

                         AUTOMATIC OPTION GRANT PROGRAM

I.      ELIGIBILITY

        A. Eligible Directors. The individuals eligible to receive automatic option grants pursuant to the provisions of this Article Three shall be limited to (i) those individuals who are serving as non-employee Board members on the Initial Automatic Grant Date, (ii) those individuals who are first elected or appointed as non-employee Board members after the Initial Automatic Grant Date, whether through appointment by the Board or election by the Corporation's stockholders, and (iii) those individuals who continue to serve as non-employee Board members at one or more Annual Stockholders Meetings held after the Underwriting Execution Date. In no event, however, may any non-employee Board member who is a Singapore resident participate in this Automatic Option Grant Program. Any non-employee Board member eligible to participate in the Automatic Option Grant Program pursuant to the foregoing criteria shall be designated an Eligible Director for purposes of the Plan.

        B. Limitation. Except for the option grants to be made pursuant to the provisions of this Automatic Option Grant Program, a non-employee Board member shall not be entitled to receive any additional option grants or stock issuances under this Plan or any other stock plan of the Corporation (or its parent or subsidiaries) during his or her period of Board service.

II.     TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

        A. Grant Dates. Option grants shall be made under this Article Three on the dates specified below:

           1. Initial Grant.

           Each individual serving as an Eligible Director on the Initial Automatic Grant Date shall automatically be granted on such date a Non-Statutory Option to purchase 30,000 Ordinary Shares upon the terms and conditions of this Article Three.

           Each individual who first becomes an Eligible Director after the Initial Automatic Grant Date, whether through election by the stockholders or appointment by the Board, shall automatically be granted, at the time of such initial election or appointment, a Non-Statutory Option to purchase 30,000 Ordinary Shares upon the terms and conditions of this Article Three.

           2. Annual Grant. On the date of each Annual Stockholders Meeting held after the Underwriting Execution Date, each individual who is at that time serving as an Eligible Director, whether or not such individual is standing for reelection as a Board member at that Annual Meeting, shall automatically be granted a Non-Statutory Option to purchase an additional 12,000* Ordinary Shares upon the terms and conditions of this Article Three, provided such individual has served as a Board member for at least six (6) months.

        B. There shall be no limit on the number of such 12,000* Ordinary Share option grants any one Eligible Director may receive over his or her period of Board service. The number of Ordinary Shares for which the automatic option grants are to be made to each newly elected or continuing Eligible Director shall be subject to periodic adjustment pursuant to the applicable provisions of
Section VI.C. of Article One.

        C. Exercise Price. The exercise price per Ordinary Share subject to each automatic option grant made under this Article Three shall be determined as follows:

        - For each automatic option grant made on the Initial Automatic Grant Date, the exercise price per Ordinary Share shall be equal to the Fair Market Value per Ordinary Share on such date as shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator deems relevant.

        - For all other automatic option grants, the exercise price per Ordinary Share shall be equal to one hundred percent (100%) of the Fair Market Value per Ordinary Share on the automatic grant date, but in no event less than the par value of such Ordinary Share.

        D. Payment. The exercise price shall be payable in one of the alternative forms specified below:

           1. full payment in cash or check made payable to the Corporation's order; or

           2. to the extent the option is exercised for vested Ordinary Shares, full payment through a sale and remittance procedure pursuant to which the non-employee Board member shall provide concurrent irrevocable written instructions (i) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased Ordinary Shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Ordinary Shares and
(ii) to the Corporation to deliver the certificates for the purchased Ordinary Shares directly to such brokerage firm in order to complete the sale transaction.

        E. Option Term. Each automatic grant under this Article Three shall have a maximum term of five (5) years measured from the automatic grant date.

        F. Exercisability. Each automatic grant shall become exercisable for the Ordinary Shares subject to that grant in a series of successive equal monthly installments upon the Optionee's completion of each month of Board service over the twenty-four (24) month period measured from the automatic grant date. The exercisability of each such grant shall be subject to acceleration as provided in Section II.G and Section III of this Article Three. In no event, however, shall any automatic option grant become exercisable for any additional Ordinary Shares after the Optionee's cessation of Board service.

        G. Transferability. Each automatic option grant, together with the limited stock appreciation right pertaining to such option, shall be assignable or transferable by the Optionee. The Optionee shall be required to comply with all applicable laws in connection with any such transfer or assignment, and the Plan Administrator shall have the discretion to adopt such rules as it deems necessary to ensure that any assignment or transfer is in compliance with all applicable laws.

        H. Termination of Board Service.

           1. Should the Optionee cease to serve as a Board member for any reason (other than death or Permanent Disability) while holding one or more automatic option grants under this Article Three, then such individual shall have a six (6)-month period following the date of such cessation of Board service in which to exercise each such option for any or all of the option shares for which the option is exercisable at the time of such cessation of Board service. Each such option shall immediately terminate and cease to remain outstanding, at the time of the Optionee's cessation of Board service, with respect to any option shares for which the option is not otherwise at that time exercisable.

           2. Should the Optionee die within six (6) months after cessation of Board service, then any automatic option grant held by the Optionee at the time of death may subsequently be exercised, for any or all of the option shares for which the option is exercisable at the time of the Optionee's cessation of Board service (less any option shares subsequently purchased by the Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. The right to exercise each such option shall lapse upon the expiration of the twelve (12)-month period measured from the date of the Optionee's death.

           3. Should the Optionee die or become Permanently Disabled while serving as a Board member, then each automatic option grant held by such Optionee under this Article Three shall immediately become exercisable for all the Ordinary Shares subject to that option, and the Optionee (or the representative of the Optionee's estate or the person or persons to whom the option is transferred upon the Optionee's death) shall have a twelve (12)-month period following the date of the Optionee's cessation of Board service in which to exercise such option for any or all of those Ordinary Shares as fully-vested shares.

           4. In no event shall any automatic grant under this Article Three remain exercisable after the expiration date of the five (5)-year option term. Upon the expiration of the applicable post-service exercise period under subparagraphs 1. through 3. above or (if earlier) upon the expiration of the five (5)-year option term, the automatic grant shall terminate and cease to be outstanding for any option shares for which the option was exercisable at the time of the Optionee's cessation of Board service but for which such option was not otherwise exercised.

        I. Stockholder Rights. The holder of an automatic option grant under this Article Three shall have none of the rights of a stockholder with respect to the Ordinary Shares subject to such option until such individual shall have exercised the option and paid the exercise price for the purchased Ordinary Shares.

        J. Remaining Terms. The remaining terms and conditions of each automatic option grant shall be as set forth in the form Automatic Stock Option Agreement attached as Exhibit A.

III.    CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

        A. In the event of any Corporate Transaction, each option at the time outstanding under this Article Three but not otherwise fully exercisable shall, immediately prior to the specified effective date for the Corporate Transaction, automatically accelerate and become fully exercisable for all of the Ordinary Shares at the time subject to that option and may be exercised for all or any portion of those shares as fully vested Ordinary Shares. Immediately following the consummation of the Corporate Transaction, all automatic option grants under this Article Three shall terminate and cease to remain outstanding.

        B. In connection with any Change in Control of the Corporation, each option at the time outstanding under this Article Three but not otherwise fully exercisable shall, immediately prior to the specified effective date for the Change in Control, automatically accelerate and become fully exercisable for all of the Ordinary Shares at the time subject to that option and may be exercised for all or any portion of those shares as fully vested Ordinary Shares. Each such option shall remain so exercisable for the option shares until the expiration or sooner termination of the option term.

        C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each option held by him or her under this Article Three for a period of at least six (6) months. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the Ordinary Shares at the time subject to the surrendered option (whether or not the option is otherwise at the time exercisable for those Ordinary Shares) over
(ii) the aggregate exercise price payable for such Ordinary Shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution. The Ordinary Shares subject to each option surrendered in connection with the Hostile Take-Over shall NOT be available for subsequent issuance under the Plan.

        D. The automatic option grants outstanding under this Article Three shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.     AMENDMENT OF THE AUTOMATIC GRANT PROVISIONS

        A. Limited Amendments. The provisions of this Automatic Option Grant Program, together with the automatic option grants outstanding under this Article Three, may not be amended at intervals more frequently than once every six (6) months, other than to the extent necessary to comply with applicable U.S. income tax laws and regulations.

                                  ARTICLE FOUR

                                  MISCELLANEOUS

I.      LOANS OR INSTALLMENT PAYMENTS

        A. The Plan Administrator may, in its discretion but subject to any prohibition imposed by any applicable laws, assist any Optionee, to the extent such Optionee is an Employee (including an Optionee or Participant who is an officer of the Corporation), in the exercise of one or more stock options granted to such

Optionee under the Discretionary Option Grant Program, including the satisfaction of any Federal, state and local income and employment tax obligations arising therefrom, by (i) authorizing the extension of a loan from the Corporation to such Optionee or (ii) permitting the Optionee to pay the exercise price for the purchased shares in installments over a period of years. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be upon such terms as the Plan Administrator specifies in the applicable option agreement or otherwise deems appropriate under the circumstances. Loans or installment payments may be authorized with or without security or collateral. However, the maximum credit available to the Optionee may not exceed the exercise price of the acquired Ordinary Shares (less the par value of such shares) plus any Federal, state and local income and employment tax liability incurred by the Optionee in connection with the acquisition of the Ordinary Shares.

        B. The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under this financial assistance program shall be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions as the Plan Administrator may deem appropriate.

        C. All financial assistance provided under this Section I of Article Four shall be effected in compliance with the applicable provisions of Section 76(9)(b) of the Companies Act, Chapter 50 of Singapore (or any successor statutory provision).

II.     AMENDMENT OF THE PLAN AND AWARDS

        A. The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever. However, (i) no such amendment or modification shall adversely affect rights and obligations with respect to options at the time outstanding under the Plan, unless the Optionee consents to such amendment, and (ii) any amendment made to the Automatic Option Grant Program (or any options outstanding thereunder) shall be in compliance with the limitation of Section IV of Article Three. In addition, the Board may not, without the approval of the Corporation's stockholders, amend the Plan to (i) materially increase the maximum number of Ordinary Shares issuable under the Plan or the number of Ordinary Shares for which options may be granted per newly-elected or continuing Eligible Director under Article Three of the Plan or the maximum number of Ordinary Shares for which any one individual participating in the Plan may be granted stock options over the term of the Plan, except for permissible adjustments under Section VI.C. of Article One, (ii) materially modify the eligibility requirements for plan participation or (iii) materially increase the benefits accruing to plan participants.

        B. Options to purchase Ordinary Shares may be granted under the Discretionary Option Grant Program which are in excess of the number of Ordinary Shares then available for issuance under the Plan. However, no such option shall become exercisable in whole or in part for the excess Ordinary Shares subject to that option until stockholder approval is obtained for a sufficient increase in the number of Ordinary Shares available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess option grants are made, then such options shall terminate and cease to be exercisable with respect to the excess number of Ordinary Shares, and no further option grants shall be made under the Plan.

III.    TAX WITHHOLDING

        The Corporation's obligation to deliver Ordinary Shares upon the exercise of stock options for such shares under the Plan shall be subject to the satisfaction of all applicable income and employment tax withholding requirements.

IV.     EFFECTIVE DATE AND TERM OF PLAN

        A. This Plan became effective when adopted by the Board and approved by the stockholders in 1993. On June 8, 1995, the Board approved an amendment to the Plan to (i) increase the aggregate number of Ordinary Shares issuable over the term thereof from 3,600,000* shares to 6,000,000* shares and (ii) increase the number of Ordinary Shares for which options may be granted to any one individual from 1,200,000* shares to 2,000,000* shares. The shareholders approved those amendments at the 1995 Annual Meeting.

        B. In June 1996, the Board amended the Plan to (i) increase the aggregate number of Ordinary Shares issuable over the term of the Plan from 3,000,000 Ordinary Shares to 4,000,000 Ordinary Shares. The stockholders approved such amendment at the 1996 Annual Meeting.

        C. On August 15, 1996, the Board amended and restated the Plan to authorize, among other things, the separate but concurrent jurisdiction of the Discretionary Option Grant Program by the Primary Committee and one or more Secondary Committees of the Board, with the Primary Committee to have the sole authority to administer such program with respect to Section 16 Insiders.

        D. In September 1997, the Board approved an amendment to the Plan to increase the aggregate number of Ordinary Shares issuable over the term thereof from 8,000,000* to 10,400,000* shares. The shareholders approved those amendments at the 1997 Annual Meeting.

        E. In August 1998, the Board approved an amendment to the Plan to increase the aggregate number of Ordinary Shares issuable over the term thereof from 10,400,000* to 14,400,000* shares. The shareholders approved this amendment at the 1998 Annual Meeting.

        F. In July 1999, the Board approved an amendment to the Plan to increase the aggregate number of Ordinary Shares issuable over the term of the Plan from 14,400,000* Ordinary Shares to 16,400,000* Ordinary Shares. The shareholders approved this amendment at the 1999 Annual Meeting.

        G. In November 1999, the Board approved an amendment to the Plan to increase the aggregate number of Ordinary Shares issuable over the term of the Plan from 16,400,000* Ordinary Shares to 20,400,000* Ordinary Shares. The shareholders approved this amendment at the 2000 Extraordinary General Meeting.

        H. The Plan shall terminate upon the earlier of (i) November 30, 2003 or
(ii) the date on which all Ordinary Shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise, surrender or cash-out of the options granted under the Plan. If the date of termination is determined under clause (i) above, then all option grants outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grants.

V.      USE OF PROCEEDS

        Any cash proceeds received by the Corporation from the sale of Ordinary Shares pursuant to option grants under the Plan shall be used for general corporate purposes.

VI.     REGULATORY APPROVALS

        A. The implementation of the Plan, the granting of any stock option or stock appreciation right under the Plan, the issuance of any Ordinary Shares upon the exercise or surrender of the stock options or stock appreciation rights granted hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options and stock appreciation rights granted under it and the Ordinary Shares issued pursuant to it.

        B. No Ordinary Shares or other assets or securities shall be issued or delivered under this Plan unless and until there shall have been compliance with
(i) all applicable requirements of U.S. and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the Ordinary Shares issuable under the Plan, (ii) all applicable listing requirements of any securities exchange on which the Ordinary Shares are then listed for trading and
(iii) all applicable requirements of Singapore law.

VII.    NO EMPLOYMENT/SERVICE RIGHTS

        Neither the action of the Corporation in establishing the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the Service of the Corporation (or any parent or subsidiary corporation) for any period of specific duration, and the Corporation (or any parent or subsidiary corporation retaining the services of such individual) may terminate such individual's Service at any time and for any reason, with or without cause.

VIII.   MISCELLANEOUS PROVISIONS

        A. Except to the extent otherwise expressly provided in the Plan, the right to acquire Ordinary Shares or other assets or securities under the Plan may not be assigned, encumbered or otherwise transferred by any Optionee.

        B. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, whether by Corporate Transaction or otherwise, and the Participants and Optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.


*Reflects two for one stock splits in the form of a bonus issue (the equivalent of a stock dividend) effective December 22, 1998 and December 22, 1999.

        FLEXTRONICS INTERNATIONAL LTD. 1997 EMPLOYEE SHARE PURCHASE PLAN

                          As Adopted September 10, 1997
                           As Amended August 27, 1999



        1. ESTABLISHMENT OF PLAN. Flextronics International Ltd. (the "COMPANY") proposes to grant options for purchase of the Company's Ordinary Shares to eligible employees of the Company and its Participating Subsidiaries (as hereinafter defined) pursuant to this Employee Share Purchase Plan (this "PLAN"). For purposes of this Plan, "PARENT CORPORATION" and "SUBSIDIARY" (collectively, "PARTICIPATING SUBSIDIARIES") shall have the same meanings as "parent corporation" and "subsidiary corporation" in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the "CODE"). "PARTICIPATING SUBSIDIARIES" are Parent Corporations or Subsidiaries that the Board of Directors of the Company (the "BOARD") designates from time to time as corporations that shall participate in this Plan. The Company intends this Plan to qualify as an "employee stock purchase plan" under Section 423 of the Code (including any amendments to or replacements of such Section), and this Plan shall be so construed. Any term not expressly defined in this Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. A total of 800,000* Ordinary Shares of the Company are reserved for issuance under this Plan. Such number shall be subject to adjustments effected in accordance with Section 14 of this Plan.

        2. PURPOSE. The purpose of this Plan is to provide eligible employees of the Company and Participating Subsidiaries with a convenient means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees' sense of participation in the affairs of the Company and Participating Subsidiaries, and to provide an incentive for continued employment.

        3. ADMINISTRATION. This Plan shall be administered by the Board or by a committee of not less than two members of the Board appointed to administer this Plan (the "COMMITTEE"). As used in this Plan, references to the "Committee" shall mean either such committee or the Board if no committee has been established. Subject to the provisions of this Plan and the limitations of
Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of this Plan shall be determined by the Committee and its decisions shall be final and binding upon all participants. Members of the Committee shall receive no compensation for their services in connection with the administration of this Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of this Plan shall be paid by the Company.

        4. ELIGIBILITY. Any employee of the Company or the Participating Subsidiaries is eligible to participate in an Offering Period (as hereinafter defined) under this Plan except the following:

           (a) employees who are not employed by the Company or Participating Subsidiaries one month before the beginning of such Offering Period;

           (b) employees who are customarily employed for twenty (20) hours or less per week;

           (c) employees who are customarily employed for five (5) months or less in a calendar year;

           (d) employees who, together with any other person whose shares would be attributed to such employee pursuant to Section 424(d) of the Code, own shares or hold options to purchase shares possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company or any of its Participating Subsidiaries or who, as a result of being granted an option under this Plan with respect to such Offering Period, would own shares or hold options to purchase shares possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company or any of its Participating Subsidiaries; and

           (e) individuals who provide services to the Company or any of its Participating Subsidiaries as independent contractors who are reclassified as common law employees for any purpose other than federal income and employment tax purposes.

        5. OFFERING DATES. The offering periods of this Plan (each, an "OFFERING PERIOD") shall be of six (6) months duration commencing on December 1 and June 1 of each year and ending on May 31 and November 30 of each year. Each Offering Period shall consist of one (1) six-month purchase period (a "PURCHASE PERIOD") during which payroll deductions of the participants are accumulated under this Plan. The first Offering Period shall begin on December 1, 1997. The first business day of each Offering Period is referred to as the "OFFERING DATE". The last business day of each Purchase Period is referred to as the "PURCHASE DATE". The Board shall have the power to change the duration of Offering Periods or Purchase Periods with respect to offerings (and specifically shall have the power to change the duration of Offering Periods from six (6) months to twenty-four (24) months) without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period or Purchase Period to be affected.

        6. PARTICIPATION IN THIS PLAN. Eligible employees may become participants in an Offering Period under this Plan on the first Offering Date after satisfying the eligibility requirements by delivering a subscription agreement to the Company's treasury department (the "TREASURY DEPARTMENT") not later than fifteen (15) days before such Offering Date unless a later time for filing the subscription agreement authorizing payroll deductions is set by the Committee for all eligible employees with respect to a given Offering Period. An eligible employee who does not deliver a subscription agreement to the Treasury Department by such date after becoming eligible to participate in such Offering Period shall not participate in that Offering Period or any subsequent Offering Period unless such employee enrolls in this Plan by filing a subscription agreement with the Treasury Department not later than fifteen (15) days preceding a subsequent Offering Date. Once an employee becomes a participant in an Offering Period, such employee will automatically participate in the Offering Period commencing immediately following the last day of the prior Offering Period unless the employee withdraws or is deemed to withdraw from this Plan or terminates further participation in the Offering Period as set forth in Section 11 below. Such participant is not required to file any additional subscription agreement in order to continue participation in this Plan.

        7. GRANT OF OPTION ON ENROLLMENT. Enrollment by an eligible employee in this Plan with respect to an Offering Period will constitute the grant (as of the Offering Date) by the Company to such employee of an option to purchase on the Purchase Date up to that number of whole Ordinary Shares of the Company determined by dividing (a) the amount accumulated in such employee's payroll deduction account during such Purchase Period by (b) the lower of (i) eighty-five percent (85%) of the fair market value of an Ordinary Share of the Company on the Offering Date (but in no event less than the par value of the Company's Ordinary Shares), or (ii) eighty-five percent (85%) of the fair market value of an Ordinary Share of the Company on the Purchase Date (but in no event less than the par value of the Company's Ordinary Shares) and rounding down to the nearest whole number, provided, however, that the number of Ordinary Shares of the Company subject to any option granted pursuant to this Plan shall not exceed the lesser of (a) the maximum number of shares set by the Committee pursuant to Section 10(c) below with respect to the applicable Purchase Date, or
(b) the maximum number of shares which may be purchased pursuant to Section 10(b) below with respect to the applicable Purchase Date. The fair market value of the Company's Ordinary Shares shall be determined as provided in Section 8 hereof.

        8. PURCHASE PRICE. The purchase price per share at which an Ordinary Share of the Company will be sold in any Offering Period shall be eighty-five percent (85%) of the lesser of:

           (a) The fair market value on the Offering Date; or

           (b) The fair market value on the Purchase Date.

        Notwithstanding the foregoing, in no event may the purchase price of an Ordinary Share of the Company be less than the par value. For purposes of this Plan, the term "FAIR MARKET VALUE" means, as of any date, the value of an Ordinary Share of the Company determined as follows:


        (a) if such Ordinary Shares are then quoted on the Nasdaq National Market, the closing price on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;

        (b) if such Ordinary Shares are publicly traded and are then listed on a national securities exchange, the closing price on the date of determination on the principal national securities exchange on which the Ordinary Shares are listed or admitted to trading as reported in The Wall Street Journal;

        (c) if such Ordinary Shares are publicly traded but are not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal;

        (d) if none of the foregoing is applicable, by the Board in good faith.

        9. PAYMENT OF PURCHASE PRICE; CHANGES IN PAYROLL DEDUCTIONS; ISSUANCE OF SHARES.

           (a) The purchase price of the shares is accumulated by regular payroll deductions made during each Offering Period. The deductions are made as a percentage of the participant's compensation in one percent (1%) increments not less than two percent (2%), nor greater than ten percent (10%) or such lower limit set by the Committee. Compensation shall mean base salary, commissions, bonuses, and shift premiums not to exceed $250,000 per year, provided however, that for purposes of determining a participant's base salary, any election by such participant to reduce his or her regular cash remuneration under Sections 125 or 401(k) of the Code shall be treated as if the participant did not make such election. Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in this Plan.

           (b) A participant may lower (but not increase) the rate of payroll deductions during an Offering Period by filing with the Treasury Department a new authorization for payroll deductions, in which case the new rate shall become effective for the next payroll period commencing more than fifteen (15) days after the Treasury Department's receipt of the authorization and shall continue for the remainder of the Offering Period unless changed as described below. Such change in the rate of payroll deductions may be made at any time during an Offering Period, but not more than one (1) change may be made effective during any Offering Period. A participant may increase or decrease the rate of payroll deductions for any subsequent Offering Period by filing with the Treasury Department a new authorization for payroll deductions not later than fifteen (15) days before the beginning of such Offering Period.

           (c) All payroll deductions made for a participant are credited to his or her account under this Plan and are deposited with the general funds of the Company. No interest accrues on the payroll deductions. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

           (d) On each Purchase Date, so long as this Plan remains in effect and provided that the participant has not submitted a signed and completed withdrawal form before that date which notifies the Company that the participant wishes to withdraw from that Offering Period under this Plan and have all payroll deductions accumulated in the account maintained on behalf of the participant as of that date returned to the participant, the Company shall apply the funds then in the participant's account to the purchase of whole Ordinary Shares of the Company reserved under the option granted to such participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The purchase price per share shall be as specified in Section 8 of this Plan. Any cash remaining in a participant's account after such purchase of shares shall be refunded to such participant in cash, without interest; provided, however that any amount remaining in such participant's account on a Purchase Date which is less than the amount necessary to purchase a full Ordinary Share of the Company shall be carried forward, without interest, into the next Purchase Period or Offering Period, as the case may be. In the event that this Plan has been oversubscribed, all funds not used to purchase shares on the Purchase Date shall be returned to the participant, without interest. No Ordinary Shares shall be purchased on a Purchase Date on behalf of any employee whose participation in this Plan has terminated prior to such Purchase Date.

           (e) As promptly as practicable after the Purchase Date, the Company shall issue shares for the participant's benefit representing the shares purchased upon exercise of his or her option.

            (f) During a participant's lifetime, such participant's option to purchase shares hereunder is exercisable only by him or her. The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

        10. LIMITATIONS ON SHARES TO BE PURCHASED.

            (a) No participant shall be entitled to purchase shares under this Plan at a rate which, when aggregated with his or her rights to purchase shares under all other employee share purchase plans of the Company or any Subsidiary, exceeds $25,000 in fair market value, determined as of the Offering Date (or such other limit as may be imposed by the Code) for each calendar year in which the employee participates in this Plan.

            (b) No more than two hundred percent (200%) of the number of shares determined by using eighty-five percent (85%) of the fair market value of an Ordinary Share of the Company on the Offering Date as the denominator may be purchased by a participant on any single Purchase Date.

            (c) No participant shall be entitled to purchase more than the Maximum Share Amount (as defined below) on any single Purchase Date. Not less than thirty (30) days prior to the commencement of any Offering Period, the Committee may, in its sole discretion, set a maximum number of shares which may be purchased by any employee at any single Purchase Date (hereinafter the "MAXIMUM SHARE AMOUNT"). Until otherwise determined by the Committee, there shall be no Maximum Share Amount. In no event shall the Maximum Share Amount, if any, exceed the amounts permitted under Section 10(b) above. If a new Maximum Share Amount is set, then all participants must be notified of such Maximum Share Amount prior to the commencement of the next Offering Period. Once the Maximum Share Amount is set, it shall continue to apply with respect to all succeeding Purchase Dates and Offering Periods unless revised by the Committee as set forth above.

            (d) If the number of shares to be purchased on a Purchase Date by all employees participating in this Plan exceeds the number of shares then available for issuance under this Plan, then the Company will make a pro rata allocation of the remaining shares in as uniform a manner as shall be reasonably practicable and as the Committee shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares to be purchased under a participant's option to each participant affected thereby.

            (e) Any payroll deductions accumulated in a participant's account which are not used to purchase shares due to the limitations in this Section 10 shall be returned to the participant as soon as practicable after the end of the applicable Purchase Period, without interest.

        11. WITHDRAWAL.

            (a) Each participant may withdraw from an Offering Period under this Plan by signing and delivering to the Treasury Department a written notice to that effect on a form provided for such purpose. Such withdrawal may be elected at any time at least fifteen (15) days prior to the end of an Offering Period.

            (b) Upon withdrawal from this Plan, the accumulated payroll deductions shall be returned to the withdrawn participant, without interest, and his or her interest in this Plan shall terminate. In the event a participant voluntarily elects to withdraw from this Plan, he or she may not resume his or her participation in this Plan during the same Offering Period, but he or she may participate in any Offering Period under this Plan which commences on a date subsequent to such withdrawal by filing a new authorization for payroll deductions in the same manner as set forth above for initial participation in this Plan.

            (c) If the purchase price on the first day of any current Offering Period in which a participant is enrolled is higher than the purchase price on the first day of any subsequent Offering Period, the Company will automatically enroll such participant in the subsequent Offering Period. Any funds accumulated in a participant's account prior to the first day of such subsequent Offering Period will be applied to the purchase of shares on the Purchase Date immediately prior to the first day of such subsequent Offering Period. A participant does not need to file any forms with the Company to automatically be enrolled in the subsequent Offering Period

        12. TERMINATION OF EMPLOYMENT. Termination of a participant's employment for any reason, including retirement, death or the failure of a participant to remain an eligible employee of the Company or of a Participating Subsidiary, immediately terminates his or her participation in this Plan. In such event, the payroll deductions credited to the participant's account will be returned to him or her or, in the case of his or her death, to his or her legal representative, without interest. For purposes of this Section 12, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company or of a Participating Subsidiary in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

        13. RETURN OF PAYROLL DEDUCTIONS. In the event a participant's interest in this Plan is terminated by withdrawal, termination of employment or otherwise, or in the event this Plan is terminated by the Board, the Company shall promptly deliver to the participant all payroll deductions credited to such participant's account. No interest shall accrue on the payroll deductions of a participant in this Plan.

        14. CAPITAL CHANGES. Subject to any required action by the shareholders of the Company, the number of Ordinary Shares covered by each option under this Plan which has not yet been exercised and the number of Ordinary Shares which have been authorized for issuance under this Plan but have not yet been placed under option (collectively, the "RESERVES"), as well as the price of each Ordinary Share covered by each option under this Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding Ordinary Shares of the Company resulting from a stock split or the payment of a stock dividend (but only on the Ordinary Shares) or any other increase or decrease in the number of issued and outstanding Ordinary Shares effected without receipt of any consideration by the Company; provided, however, that (a) conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration" and (b) no such adjustment shall be made if as a result, the purchase price for each Ordinary Share shall fall below the par value thereof and if such adjustment would but for this paragraph (b) result in the purchase price being less than the par value of an Ordinary Share, the purchase price payable shall be the par value of an Ordinary Share. Such adjustment shall be made by the Committee, whose determination shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Ordinary Shares subject to an option.

        In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its sole discretion in such instances, declare that the options under this Plan shall terminate as of a date fixed by the Committee and give each participant the right to exercise his or her option as to all of the optioned shares, including shares which would not otherwise be exercisable. In the event of (i) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company or their relative share holdings and the options under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all participants), (ii) a merger in which the Company is the surviving corporation but after which the shareholders of the Company immediately prior to such merger (other than any shareholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (iii) the sale of substantially all of the assets of the Company, or (iv) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, each option under this Plan may be assumed or an equivalent option may be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event such surviving corporation refuses to assume or substitute options under this Plan, (i) this Plan will terminate upon the consummation of such transaction, unless otherwise provided by the Committee, and (ii) the Committee may declare that the options under this Plan shall terminate as of a date fixed by the Committee, and give each Participant the right to exercise such participant's option as to all of the optioned shares. If the Committee makes an option fully exercisable in the event of a merger, consolidation or sale of assets, the Committee shall notify the participant that the option shall be fully exercisable for a certain period, and the option and this Plan will terminate upon the expiration of such period.

        The Committee may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Ordinary Shares covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of its outstanding Ordinary Shares, or in the event of the Company being consolidated with or merged into any other corporation, provided however, that no such adjustment shall be made if as a result, the purchase price for each Ordinary Share would fall below the par value thereof and if such adjustment would result in the purchase price being less than the par value of an Ordinary Share, the purchase price payable shall be the par value of an Ordinary Share.

        15. NONASSIGNABILITY. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under this Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will or the laws of descent and distribution) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be void and without effect.

        16. REPORTS. Individual accounts will be maintained for each participant in this Plan. Each participant shall receive promptly after the end of each Purchase Period a report of his or her account setting forth the total payroll deductions accumulated, the number of shares purchased, the per share price thereof and the remaining cash balance, if any, carried forward to the next Purchase Period or Offering Period, as the case may be.

        17. NOTICE OF DISPOSITION. Each participant shall notify the Company if the participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within two (2) years from the Offering Date or within one (1) year from the Purchase Date on which such shares were purchased (the "NOTICE PERIOD"). Unless such participant is disposing of any of such shares during the Notice Period, such participant shall keep the certificates representing such shares in his or her name (and not in the name of a nominee) during the Notice Period. The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to this Plan requesting the Company's transfer agent to notify the Company of any transfer of the shares. The obligation of the participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates.

        18. NO RIGHTS TO CONTINUED EMPLOYMENT. Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Participating Subsidiary, or restrict the right of the Company or any Participating Subsidiary to terminate such employee's employment.

        19. EQUAL RIGHTS AND PRIVILEGES. All eligible employees shall have equal rights and privileges with respect to this Plan so that this Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of this Plan which is inconsistent with Section 423 or any successor provision of the Code shall, without further act or amendment by the Company, the Committee or the Board, be reformed to comply with the requirements of Section 423. This
Section 19 shall take precedence over all other provisions in this Plan.

        20. NOTICES. All notices or other communications by a participant to the Company under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

        21. TERM; SHAREHOLDER APPROVAL. This Plan will become effective on the date that it is adopted by the Board. This Plan shall be approved by the shareholders of the Company, in any manner permitted by applicable corporate law, within twelve (12) months before or after the date this Plan is adopted by the Board. No purchase of shares pursuant to this Plan shall occur prior to such shareholder approval. This Plan shall continue until the earlier to occur of (a) termination of this Plan by the Board (which termination may be effected by the Board at any time), (b) issuance of all of the Ordinary Shares reserved for issuance under this Plan, or (c) ten (10) years from the adoption of this Plan by the Board.

        22. CONDITIONS UPON ISSUANCE OF SHARES; LIMITATION ON SALE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        23. APPLICABLE LAW. The Plan shall be governed by the substantive laws of Singapore.

        24. AMENDMENT OR TERMINATION OF THIS PLAN. The Board may at any time amend, terminate or extend the term of this Plan, except that any such termination cannot affect options previously granted under this Plan, nor may any amendment make any change in an option previously granted which would adversely affect the right of any participant, nor may any amendment be made without approval of the shareholders of the Company obtained in accordance with
Section 21 hereof within twelve (12) months of the adoption of such amendment (or earlier if required by Section 21) if such amendment would:

            (a) increase the number of shares that may be issued under this Plan; or

            (b) change the designation of the employees (or class of employees) eligible for participation in this Plan.



*Reflects two for one stock splits in the form of a bonus issue (the equivalent of a stock dividend) effective December 22, 1998 and December 22, 1999.

                         FLEXTRONICS INTERNATIONAL LTD.
                               2090 FORTUNE DRIVE
                           SAN JOSE, CALIFORNIA 95131


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned being a member of Flextronics International Ltd. hereby appoints Michael E. Marks or Tsui Sung Lam as Proxy of the undersigned and hereby authorizes the Proxy to represent and to vote, as designated on the reverse side, all of the Ordinary Shares of Flextronics International Ltd., held of record by the undersigned on July 26, 2000, at the Annual General Meeting of Flextronics International Ltd. to be held September 21, 2000, or at any adjournment thereof.

This Proxy, when properly executed and returned in a timely manner, will be voted at the Annual Meeting and any adjournments thereof in the manner described herein. If no contrary indication is made, the proxy will be voted FOR the Board of Director nominees, FOR Proposals 2, 3, 4, 5, 6, 7 and 8 and in accordance with the judgment of the persons named as proxies herein on any other matters that may properly come before the Annual General Meeting.


 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

              CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

--------------------------------------------------------------------------------
                                SEE REVERSE SIDE
--------------------------------------------------------------------------------








                    [X] Please mark votes as in this example.

        The Board of Directors unanimously recommends a vote FOR Proposals 1, 2, 3, 4, 5, 6, 7 and 8. This Proxy, when properly executed, will be voted as specified below. This Proxy will be voted FOR Proposal Nos. 1, 2, 3, 4, 5, 6, 7 and 8 if no specification is made.

1. Election of Directors.

   Nominees:

        (01)  Michael J. Moritz

        (02)  Patrick Foley

              FOR                 WITHHELD
              [ ]                  [ ]

              [ ] _______________________________________
                  FOR all nominees except as noted above.


2. To receive and adopt the Directors' Report, Auditors' Report and Audited Accounts for the fiscal year ended March 31, 2000.


                      FOR              AGAINST                 ABSTAIN
                      [ ]                [ ]                      [ ]

3. To appoint Arthur Andersen as independent auditors at the Company for the fiscal year ending March 31, 2001.

                      FOR              AGAINST                 ABSTAIN
                      [ ]                [ ]                      [ ]

4. To approve an Ordinary Resolution to increase the authorized share capital to 1,250,000,000 Ordinary Shares.

                      FOR              AGAINST                 ABSTAIN
                      [ ]                [ ]                      [ ]

5. To approve an Ordinary Resolution to increase the number of shares authorized under the 1993 Share Option Plan to 25,400,000 Ordinary Shares and to approve certain other modifications to the 1993 Share Option Plan.

                      FOR              AGAINST                 ABSTAIN
                      [ ]                [ ]                      [ ]

6. To approve an Ordinary Resolution to increase the number of shares authorized under the 1997 Employee Share Purchase Plan to 1,200,000 Ordinary Shares.

                      FOR              AGAINST                 ABSTAIN
                      [ ]                [ ]                      [ ]

7.      To approve an Ordinary Resolution relating to Ordinary Share issuances.

                      FOR              AGAINST                 ABSTAIN
                      [ ]                [ ]                      [ ]

8.      To approve an Ordinary Resolution relating to issuances of bonus shares.

                      FOR              AGAINST                 ABSTAIN
                      [ ]                [ ]                      [ ]

In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

This Proxy must be signed exactly as your name appears hereon. If more than one name appears, all persons so designated should sign. Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signer is a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If the signer is a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership.

Signature:  ___________________________________  Date: __________________, 2000

Signature:  ___________________________________  Date: __________________, 2000

(Reverse Side)

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PRIOR TO THE MEETING IN THE ENCLOSED ENVELOPE.



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